UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05576

Name of Fund:	BlackRock Global Allocation Fund, Inc.

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global Allocation Fund, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2023

Date of reporting period: 04/30/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2023

2023 Annual Report

BlackRock Global Allocation Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended April 30, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced strongly, while emerging market stocks declined, pressured by higher interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bonds posted a positive return as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and indicated a pause could be its next step, we believe that the Fed still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the rapid increase in interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. We also see selective, long-term opportunities in credit, where we believe that valuations are appealing, and higher yields offer attractive income. However, we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most significant opportunities in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	8.63%	2.66%

U.S. small cap equities (Russell 2000® Index)	(3.45)	(3.65)

International equities (MSCI Europe, Australasia, Far East Index)	24.19	8.42

Emerging market equities (MSCI Emerging Markets Index)	16.36	(6.51)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.09	2.83

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	7.14	(1.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	6.91	(0.43)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.65	2.87

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	6.21	1.21

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of April 30, 2023	BlackRock Global Allocation Fund, Inc.

Investment Objective

BlackRock Global Allocation Fund, Inc.’s (the “Fund”) investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total return means the combination of capital growth and investment income.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2023, all of the Fund’s share classes underperformed its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex U.S.) Index (24%), ICE BofA Current 5-Year U.S. Treasury Index (24%) and FTSE Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”), and underperformed the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, Fund management believes that the Reference Benchmark provides a more accurate representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, and options (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

From an equity sector perspective, security selection within information technology, industrials, materials and consumer staples weighed on performance. Within fixed income, exposure to interest rate derivatives to manage the Fund’s duration (and corresponding interest rate sensitivity) and positioning in corporate bonds detracted from performance.

From an equity sector perspective, security selection in healthcare was additive. An underweight to real estate also contributed to returns. Within fixed income, exposure to securitized assets added to returns. From a currency perspective, overweights to the U.S. dollar and Mexican peso contributed. Finally, the Fund’s exposure to cash and cash equivalents proved beneficial for the reporting period.

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives detracted from the Fund’s performance.

Describe recent portfolio activity.

During the reporting period, the Fund’s overall equity allocation remained unchanged at 56% of net assets. On a sector basis, the Fund increased exposure to financials, consumer staples, information technology and healthcare, and reduced exposure to materials, energy and consumer discretionary.

The Fund’s allocation to fixed income increased from 19% to 37% of net assets. Within fixed income, the Fund increased exposure to both U.S. and non-U.S. government bonds, as well as to securitized debt, most notably agency mortgage-backed securities, and to investment grade corporate bonds.

The Fund’s exposure to commodity-related securities remained unchanged at less than 1% of net assets.

Reflecting the changes in the Fund’s overall allocations to equity and fixed income during the reporting period, the Fund’s exposure to cash and cash equivalent holdings decreased from 25% to 5% of net assets. During the reporting period, cash helped manage portfolio volatility and served as a source of funds for new investments.

Describe portfolio positioning at period end.

Relative to its Reference Benchmark, the Fund ended the reporting period underweight equities and fixed income, with modest exposure to gold-related securities and an allocation to cash and cash equivalents. Within equities, the Fund was overweight select emerging markets and developed Europe, and underweight Japan and Australia. From a sector perspective, the Fund was overweight healthcare and energy, and underweight financials, consumer staples, real estate, materials and industrials. Within fixed income, the Fund was underweight U.S. Treasuries, developed European sovereign debt and Japanese government bonds. In addition, the Fund was overweight securitized debt, corporate bonds and bank loans. With respect to currency exposure, the Fund was overweight the Japanese yen and Swiss franc and underweight the U.S. dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023 (continued)	BlackRock Global Allocation Fund, Inc.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses including advisory fees. Institutional Shares do not have a sales charge.
(b)

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.

(c)

A market cap weighted index representing the performance of the large- and mid-cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series and covers approximately 90-95% of the investable market capitalization.

(d)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofA Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index.

Performance

	Average Annual Total Returns(a)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(0.12)%	N/A	4.58%	N/A	4.80%	N/A
Investor A	(0.39)	(5.62)%	4.31	3.19%	4.52	3.96%
Investor C	(1.12)	(2.05)	3.52	3.52	3.90	3.90
Class K	(0.03)	N/A	4.67	N/A	4.87	N/A
Class R	(0.75)	N/A	3.94	N/A	4.17	N/A

FTSE World Index	3.36	N/A	8.15	N/A	8.85	N/A
Reference Benchmark	1.69	N/A	5.04	N/A	5.67	N/A
U.S. Stocks: S&P 500® Index(b)	2.66	N/A	11.45	N/A	12.20	N/A
Non-U.S. Stocks: FTSE World (ex U.S.) Index(c)	5.48	N/A	4.04	N/A	5.04	N/A
Non-U.S. Bonds: FTSE Non-U.S. Dollar World Government Bond Index(d)	(5.32)	N/A	(3.81)	N/A	(1.61)	N/A
U.S. Bonds: ICE BofA Current 5-Year U.S. Treasury Index(e)	(0.06)	N/A	1.16	N/A	0.64	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(c)

An index comprised of large- and mid-cap stocks, providing coverage of developed and emerging markets excluding the United States. The index is derived from the FTSE Global Equity Index Series, which covers approximately 98% of the world’s investable market capitalization.

(d)	An unmanaged market capitalization-weighted index that tracks certain government bond indexes, excluding the United States.
(e)	An unmanaged index designed to track the total return of the current coupon 5-year U.S. Treasury bond.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2023 (continued)	BlackRock Global Allocation Fund, Inc.

Expense Example

	Actual						Hypothetical 5% Return

			Expenses Paid During the Period					Including Dividend Expense and Professional Fees for Foreign Withholding Tax Claims			Excluding Dividend Expense and Professional Fees for Foreign Withholding Tax Claims			Annualized Expense Ratio

	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Including Dividend Expense and Professional Fees for Foreign Withholding Tax Claims	(a)	Excluding Dividend Expense and Professional Fees for Foreign Withholding Tax Claims	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Including Dividend Expense and Professional Fees for Foreign Withholding Tax Claims	Excluding Dividend Expense and Professional Fees for Foreign Withholding Tax Claims

Institutional	$1,000.00	$1,077.40	$4.28		$4.22		$ 1,000.00	$ 1,020.68	$4.16		$1,020.73	$4.11		0.83%	0.82%
Investor A	1,000.00	1,075.60	5.56		5.51		1,000.00	1,019.44	5.41		1,019.49	5.36		1.08	1.07
Investor C	1,000.00	1,071.90	9.56		9.50		1,000.00	1,015.57	9.30		1,015.62	9.25		1.86	1.85
Class K	1,000.00	1,078.00	3.81		3.76		1,000.00	1,021.12	3.71		1,021.17	3.66		0.74	0.73
Class R	1,000.00	1,073.60	7.46		7.40		1,000.00	1,017.60	7.25		1,017.65	7.20		1.45	1.44

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS (EQUITY INVESTMENTS)

Security(a)	Percent of Total Investments

Microsoft Corp.	2.5%
Apple, Inc.	1.7
Alphabet, Inc.	1.4
Amazon.com, Inc.	1.0
UnitedHealth Group, Inc.	0.9
Nestle SA	0.8
Mastercard, Inc.	0.8
Marsh & McLennan Cos., Inc.	0.7
LVMH Moet Hennessy Louis Vuitton SE	0.7
ASML Holding NV	0.6

GEOGRAPHIC ALLOCATION

	Percent of Total Investments(b)

Country/Geographic Region	Long	Short		Total

United States	62.1%	0.8%		62.9%
Spain	3.9	—	(c)	3.9
United Kingdom	3.8	—	(c)	3.8
France	3.6	—	(c)	3.6
Germany	3.1	0.1		3.2
Netherlands	2.9	—	(c)	2.9
Canada	2.7	0.1		2.8
Japan	2.3	0.2		2.5
Switzerland	2.1	0.1		2.2
China	1.5	0.1		1.6
Australia	1.0	0.1		1.1
Brazil	1.0	0.1		1.1
Mexico	1.0	—	(c)	1.0
Other#	7.2	0.2		7.4

	98.2%	1.8%		100.0%

(a)	Excludes short-term securities.
(b)	Total investments include the gross values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
(c)	Rounds to less than 0.1%.
#	Includes holdings within countries/geographic regions that are less than 1.0% of total investments. Please refer to the Consolidated Schedule of Investments for such countries/geographic regions.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance	BlackRock Global Allocation Fund, Inc.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of June 8, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

Derivative Financial Instruments	BlackRock Global Allocation Fund, Inc.

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities

Cayman Islands(a)(b) — 0.4%
522 Funding CLO Ltd., Series 2019-4A, Class CR, (3-mo. LIBOR US + 2.40%), 7.65%, 04/20/30	USD	500	$489,555
AGL CLO 5 Ltd.
Series 2020-5A, Class A2R, (3-mo. LIBOR US + 1.40%), 6.65%, 07/20/34		1,260	1,206,162
Series 2020-5A, Class BR, (3-mo. LIBOR US + 1.70%), 6.95%, 07/20/34		1,752	1,704,161
AGL Static CLO Ltd., Series 2022-18A, Class B, (3-mo. CME Term SOFR + 2.00%), 7.06%, 04/21/31		3,210	3,148,347
Allegro CLO IV Ltd., Series 2016-1A, Class BR2, (3-mo. LIBOR US + 1.55%), 6.81%, 01/15/30		430	423,984
ALM Ltd., Series 2020-1A, Class A2, (3-mo. LIBOR US + 1.85%), 7.11%, 10/15/29		373	369,178
AMMC CLO 22 Ltd., Series 2018-22A, Class B, (3-mo. LIBOR US + 1.45%), 6.71%, 04/25/31		375	365,187
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class A2, (3-mo. LIBOR US + 1.09%), 6.36%, 01/28/31		245	242,737
Anchorage Capital CLO Ltd., Series 2018-10A, Class A2, (3-mo. LIBOR US + 1.50%), 6.76%, 10/15/31		250	244,914
Apidos CLO XX, Series 2015-20A, Class A2RR, (3-mo. LIBOR US + 1.55%), 6.81%, 07/16/31		400	392,034
Apidos CLO XXII, Series 2015-7A, Class A2, (3-mo. LIBOR US + 1.50%), 6.75%, 04/20/31		500	490,151
Apidos CLO XXIII, Series 2015-23A, Class B1R, (3-mo. LIBOR US + 1.60%), 6.86%, 04/15/33		250	242,630
Apollo Credit Funding IV Ltd., Series 4A, Class A2R, (3-mo. LIBOR US + 1.60%), 6.86%, 07/15/30		250	245,000
ARES LII CLO Ltd., Series 2019-52A, Class A2R, (3-mo. LIBOR US + 1.45%), 6.72%, 04/22/31		250	241,512
Ares LV CLO Ltd., Series 2020-55A, Class BR, (3-mo. LIBOR US + 1.70%), 6.96%, 07/15/34		2,786	2,695,571
Ares XXXVII CLO Ltd., Series 2015-4A, Class A3R, (3-mo. LIBOR US + 1.50%), 6.76%, 10/15/30		250	244,003
ASSURANT CLO I Ltd., Series 2017-1A, Class CR, (3-mo. LIBOR US + 2.15%), 7.40%, 10/20/34		720	667,804
Atrium XIII, Series 13A, Class B, (3-mo. LIBOR US + 1.50%), 6.77%, 11/21/30		600	588,047
Bain Capital Credit CLO Ltd.
Series 2018-2A, Class B, (3-mo. LIBOR US + 1.60%), 6.87%, 07/19/31		750	728,427
Series 2020-2A, Class BR, (3-mo. LIBOR US + 1.70%), 6.97%, 07/19/34		2,425	2,322,621
Battalion CLO VIII Ltd., Series 2015-8A, Class A1R2, (3-mo. LIBOR US + 1.07%), 6.33%, 07/18/30		469	463,048
Battalion CLO X Ltd., Series 2016-10A, Class A2R2, (3-mo. LIBOR US + 1.55%), 6.82%, 01/25/35		1,465	1,389,977

Security		Par (000)	Value

Cayman Islands (continued)
Battalion CLO XI Ltd., Series 2017-11A, Class BR, (3-mo. LIBOR US + 1.72%), 6.99%, 04/24/34	USD	712	$683,607
Battalion CLO XX Ltd., Series 2021-20A, Class A, (3-mo. LIBOR US + 1.18%), 6.44%, 07/15/34		1,848	1,799,936
Benefit Street Partners CLO II Ltd., Series 2013- IIA, Class A2R2, (3-mo. LIBOR US + 1.45%), 6.71%, 07/15/29		1,845	1,827,452
Benefit Street Partners CLO III Ltd., Series 2013- IIIA, Class A2R2, (3-mo. LIBOR US + 1.65%), 6.90%, 07/20/29		667	659,428
Benefit Street Partners CLO Ltd., Series 2015- VIBR, Class A, (3-mo. LIBOR US + 1.19%), 6.44%, 07/20/34		250	245,867
Benefit Street Partners CLO XIX Ltd., Series 2019-19A, Class B, (3-mo. LIBOR US + 2.00%), 7.26%, 01/15/33		250	244,654
Birch Grove CLO Ltd., Series 19A, Class BR, (3-mo. LIBOR US + 1.75%), 6.62%, 06/15/31		500	485,801
BlueMountain CLO Ltd.
Series 2013-2A, Class BR, (3-mo. LIBOR US + 1.60%), 6.87%, 10/22/30		500	486,678
Series 2014-2A, Class BR2, (3-mo. LIBOR US + 1.75%), 7.00%, 10/20/30		465	448,169
BlueMountain CLO XXII Ltd., Series 2018-22A, Class B, (3-mo. LIBOR US + 1.50%), 6.76%, 07/15/31		1,495	1,465,039
BlueMountain CLO XXIII Ltd., Series 2018-23A, Class A1, (3-mo. LIBOR US + 1.15%), 6.40%, 10/20/31		250	247,398
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class BR, (3-mo. LIBOR US + 1.75%), 7.01%, 07/25/34		625	603,503
Canyon Capital CLO Ltd.
Series 2016-1A, Class CR, (3-mo. LIBOR US + 1.90%), 7.16%, 07/15/31		250	236,399
Series 2019-1A, Class A1R, (3-mo. LIBOR US + 1.10%), 6.36%, 04/15/32		250	246,445
Series 2019-1A, Class BR, (3-mo. LIBOR US + 1.70%), 6.96%, 04/15/32		300	290,463
Canyon CLO Ltd., Series 2020-3A, Class B, (3-mo. LIBOR US + 1.70%), 6.96%, 01/15/34		250	241,807
Catskill Park CLO Ltd., Series 2017-1A, Class A1B, (3-mo. LIBOR US + 1.35%), 6.60%, 04/20/29		892	882,764
CBAM Ltd.
Series 2018-7A, Class A, (3-mo. LIBOR US + 1.10%), 6.35%, 07/20/31		250	246,561
Series 2019-9A, Class B2, (3-mo. LIBOR US + 1.90%), 7.16%, 02/12/30		450	440,869
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, (3-mo. LIBOR US + 0.98%), 6.23%, 04/20/31		1,050	1,038,746
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3-mo. LIBOR US + 1.10%), 6.36%, 07/17/31		250	246,912
Cedar Funding XI CLO Ltd., Series 2019-11A, Class A2R, (3-mo. LIBOR US + 1.35%), 6.30%, 05/29/32		250	243,501

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	9

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
CIFC Funding Ltd.
Series 2013-4A, Class BRR, (3-mo. LIBOR US + 1.60%), 6.89%, 04/27/31	USD	450	$441,160
Series 2014-5A, Class A1R2, (3-mo. LIBOR US + 1.20%), 6.46%, 10/17/31		250	248,042
Series 2015-3A, Class BR, (3-mo. LIBOR US + 1.15%), 6.42%, 04/19/29		712	696,844
Series 2018-2A, Class A2, (3-mo. LIBOR US + 1.60%), 6.85%, 04/20/31		250	243,687
Series 2020-1A, Class BR, (3-mo. LIBOR US + 1.65%), 6.91%, 07/15/36		2,475	2,420,916
Series 2021-4A, Class B, (3-mo. LIBOR US + 1.58%), 6.84%, 07/15/33		250	245,488
Dryden 45 Senior Loan Fund, Series 2016-45A, Class BR, (3-mo. LIBOR US + 1.70%), 6.96%, 10/15/30		250	244,339
Dryden 65 CLO Ltd., Series 2018-65A, Class B, (3-mo. LIBOR US + 1.60%), 6.86%, 07/18/30		250	244,207
Elmwood CLO I Ltd., Series 2019-1A, Class AR, (3-mo. LIBOR US + 1.45%), 6.70%, 10/20/33		500	497,113
Elmwood CLO II Ltd.
Series 2019-2A, Class AR, (3-mo. LIBOR US + 1.15%), 6.40%, 04/20/34		650	638,212
Series 2019-2A, Class BR, (3-mo. LIBOR US + 1.65%), 6.90%, 04/20/34		975	949,231
Elmwood CLO IV Ltd., Series 2020-1A, Class A, (3-mo. LIBOR US + 1.24%), 6.50%, 04/15/33		300	296,751
Galaxy XV CLO Ltd., Series 2013-15A, Class ARR, (3-mo. LIBOR US + 0.97%), 6.23%, 10/15/30		585	578,017
Galaxy XXVIII CLO Ltd., Series 2018-28A, Class A1, (3-mo. LIBOR US + 1.10%), 6.36%, 07/15/31		250	246,425
Generate CLO 3 Ltd., Series 2016-1A, Class BR, (3-mo. LIBOR US + 1.75%), 7.00%, 10/20/29		2,025	1,996,398
GoldenTree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class B1, (3-mo. LIBOR US + 1.55%), 6.80%, 04/20/30		250	245,737
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class BR2, (3-mo. LIBOR US + 1.60%), 6.90%, 10/29/29		500	496,949
GoldenTree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (3-mo. LIBOR US + 1.07%), 6.33%, 01/18/31		250	248,131
Greywolf CLO III Ltd., Series 2020-3RA, Class A1R, (3-mo. CME Term SOFR + 1.55%), 6.62%, 04/15/33		500	493,353
Gulf Stream Meridian 4 Ltd., Series 2021-4A, Class A2, (3-mo. LIBOR US + 1.85%), 7.11%, 07/15/34		500	489,614
Gulf Stream Meridian 5 Ltd., Series 2021-5A, Class A2, (3-mo. LIBOR US + 1.80%), 7.06%, 07/15/34		350	342,520
HPS Loan Management Ltd., Series 6A-2015, Class A1R, (3-mo. LIBOR US + 1.00%), 5.81%, 02/05/31		497	492,948

Security		Par (000)	Value

Cayman Islands (continued)
Jamestown CLO XII Ltd., Series 2019-1A, Class A2, (3-mo. LIBOR US + 2.15%), 7.40%, 04/20/32	USD	442	$434,018
Jamestown CLO XV Ltd., Series 2020-15A, Class A, (3-mo. LIBOR US + 1.34%), 6.60%, 04/15/33		250	246,553
KKR CLO 17 Ltd., Series 17, Class AR, (3-mo. LIBOR US + 1.08%), 6.34%, 04/15/34		500	487,295
Longfellow Place CLO Ltd., Series 2013-1A, Class BR3, (3-mo. LIBOR US + 1.75%), 7.01%, 04/15/29		472	470,557
Madison Park Funding XLI Ltd., Series 12A, Class BR, (3-mo. LIBOR US + 1.35%), 6.62%, 04/22/27		695	684,945
Madison Park Funding XXV Ltd., Series 2017- 25A, Class A2R, (3-mo. LIBOR US + 1.65%), 6.91%, 04/25/29		712	700,507
Madison Park Funding XXVI Ltd., Series 2007- 4A, Class AR, (3-mo. LIBOR US + 1.20%), 6.50%, 07/29/30		455	456,300
Madison Park Funding XXXI Ltd., Series 2018- 31A, Class B, (3-mo. LIBOR US + 1.70%), 6.97%, 01/23/31		250	244,896
Mariner CLO LLC, Series 2016-3A, Class BR2, (3-mo. LIBOR US + 1.50%), 6.77%, 07/23/29		500	492,270
Myers Park CLO Ltd., Series 2018-1A, Class B1, (3-mo. LIBOR US + 1.60%), 6.85%, 10/20/30		250	244,348
Neuberger Berman CLO XIV Ltd., Series 14A, Class AR2, (3-mo. LIBOR US + 1.03%), 6.30%, 01/28/30		235	233,381
Neuberger Berman CLO XX Ltd., Series 20A, Class BRR, (3-mo. LIBOR US + 1.65%), 6.91%, 07/15/34		250	242,076
Neuberger Berman CLO XXII Ltd., Series 2016- 22A, Class BR, (3-mo. LIBOR US + 1.65%), 6.91%, 10/17/30		250	244,075
Neuberger Berman Loan Advisers CLO 37 Ltd., Series 2020-37A, Class BR, (3-mo. LIBOR US + 1.45%), 6.70%, 07/20/31		333	325,053
Neuberger Berman Loan Advisers CLO 46 Ltd., Series 2021- 46A, Class B, (3-mo. LIBOR US + 1.65%), 6.90%, 01/20/36		250	241,379
OCP CLO Ltd.
Series 2014-5A, Class A2R, (3-mo. LIBOR US + 1.40%), 6.67%, 04/26/31		450	436,682
Series 2014-7A, Class A2RR, (3-mo. LIBOR US + 1.65%), 6.90%, 07/20/29		250	243,964
Series 2016-11A, Class A2R, (3-mo. LIBOR US + 1.75%), 7.02%, 10/26/30		500	489,216
Series 2020-19A, Class BR, (3-mo. LIBOR US + 1.70%), 6.95%, 10/20/34		500	483,170
Octagon Investment Partners 29 Ltd., Series 2016-1A, Class AR, (3-mo. LIBOR US + 1.18%), 6.45%, 01/24/33		250	246,136
Octagon Investment Partners 37 Ltd., Series 2018-2A, Class A2, (3-mo. LIBOR US + 1.58%), 6.84%, 07/25/30		250	243,718

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
Octagon Investment Partners 46 Ltd., Series 2020-2A, Class BR, (3-mo. LIBOR US + 1.65%), 6.91%, 07/15/36	USD	800	$768,229
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A2R, (3-mo. LIBOR US + 1.35%), 6.62%, 07/19/30		487	482,642
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A2R2, (3-mo. LIBOR US + 1.10%), 6.36%, 01/25/31		300	290,256
OHA Credit Funding 3 Ltd., Series 2019-3A, Class BR, (3-mo. LIBOR US + 1.65%), 6.90%, 07/02/35		936	909,225
OHA Credit Funding 7 Ltd., Series 2020-7A, Class AR, (3-mo. CME Term SOFR + 1.30%), 6.33%, 02/24/37		250	245,165
OHA Credit Partners XIII Ltd., Series 2016-13A, Class BR, (3-mo. LIBOR US + 1.70%), 6.96%, 10/25/34		250	242,981
OHA Loan Funding Ltd.
Series 2013-2A, Class AR, (3-mo. LIBOR US + 1.04%), 5.96%, 05/23/31		500	495,233
Series 2016-1A, Class B1R, (3-mo. LIBOR US + 1.60%), 6.85%, 01/20/33		250	243,427
Palmer Square CLO Ltd.
Series 2013-2A, Class A2R3, (3-mo. LIBOR US + 1.50%), 6.76%, 10/17/31		250	244,574
Series 2015-1A, Class A2R4, (3-mo. LIBOR US + 1.70%), 6.62%, 05/21/34		500	484,272
Series 2018-1A, Class A1, (3-mo. LIBOR US + 1.03%), 6.29%, 04/18/31		250	247,528
Park Avenue Institutional Advisers CLO Ltd.
Series 2016-1A, Class A1R, (3-mo. LIBOR US + 1.20%), 6.12%, 08/23/31		500	493,571
Series 2016-1A, Class A2R, (3-mo. LIBOR US + 1.55%), 6.42%, 02/14/34		500	479,747
Series 2019-1A, Class A2A, (3-mo. LIBOR US + 2.00%), 6.86%, 05/15/32		250	242,759
Pikes Peak CLO 1, Series 2018-1A, Class A, (3-mo. LIBOR US + 1.18%), 6.45%, 07/24/31		555	550,795
Pikes Peak CLO 11, Series 2021-11A, Class A1, (3-mo. CME Term SOFR + 1.95%), 7.02%, 07/25/34		1,000	1,002,367
Pikes Peak CLO 8, Series 2021-8A, Class A, (3-mo. LIBOR US + 1.17%), 6.42%, 07/20/34		600	587,411
Rad CLO 3 Ltd., Series 2019-3A, Class BR, (3-mo. LIBOR US + 1.55%), 6.81%, 04/15/32		250	242,606
Rad CLO 7 Ltd., Series 2020-7A, Class A1, (3-mo. LIBOR US + 1.20%), 6.46%, 04/17/33		250	245,518
Recette CLO Ltd., Series 2015-1A, Class BRR, (3-mo. LIBOR US + 1.40%), 6.65%, 04/20/34		250	239,323
Regatta VII Funding Ltd., Series 2016-1A, Class A1R2, (3-mo. LIBOR US + 1.15%), 6.11%, 06/20/34		450	441,364
Regatta XVIII Funding Ltd., Series 2021-1A, Class B, (3-mo. LIBOR US + 1.45%), 6.71%, 01/15/34		350	339,894
Rockford Tower CLO Ltd.
Series 2017-1A, Class BR2A, (3-mo. LIBOR US + 1.65%), 6.90%, 04/20/34		500	477,754

Security		Par (000)	Value

Cayman Islands (continued)
Rockford Tower CLO Ltd. (continued)
Series 2017-2A, Class BR, (3-mo. LIBOR US + 1.50%), 6.76%, 10/15/29	USD	500	$486,559
Series 2018-1A, Class A, (3-mo. LIBOR US + 1.10%), 6.02%, 05/20/31		250	246,645
Romark CLO II Ltd., Series 2018-2A, Class A1, (3-mo. LIBOR US + 1.18%), 6.43%, 07/25/31		250	247,075
Signal Peak CLO 5 Ltd., Series 2018-5A, Class A, (3-mo. LIBOR US + 1.11%), 6.37%, 04/25/31		300	297,015
Signal Peak CLO 8 Ltd.
Series 2020-8A, Class A, (3-mo. LIBOR US + 1.27%), 6.52%, 04/20/33		250	245,477
Series 2020-8A, Class B, (3-mo. LIBOR US + 1.65%), 6.90%, 04/20/33		300	288,382
Sixth Street CLO XVI Ltd.
Series 2020-16A, Class A1A, (3-mo. LIBOR US + 1.32%), 6.57%, 10/20/32		948	940,881
Series 2020-16A, Class B, (3-mo. LIBOR US + 1.85%), 7.10%, 10/20/32		710	698,021
Sound Point CLO XV Ltd., Series 2017-1A, Class BR, (3-mo. LIBOR US + 1.50%), 6.77%, 01/23/29		250	246,710
Symphony CLO XVI Ltd., Series 2015-16A, Class AR, (3-mo. LIBOR US + 1.15%), 6.41%, 10/15/31		250	247,423
TICP CLO VI Ltd.
Series 2016-6A, Class AR2, (3-mo. LIBOR US + 1.12%), 6.38%, 01/15/34		500	491,254
Series 2016-6A, Class BR2, (3-mo. LIBOR US + 1.50%), 6.76%, 01/15/34		500	483,780
TICP CLO XII Ltd., Series 2018-12A, Class BR, (3-mo. LIBOR US + 1.65%), 6.91%, 07/15/34		700	678,497
TRESTLES CLO III Ltd., Series 2020-3A, Class A1, (3-mo. LIBOR US + 1.33%), 6.58%, 01/20/33		2,489	2,457,828
Trimaran CAVU Ltd., Series 2019-1A, Class B, (3-mo. LIBOR US + 2.20%), 7.45%, 07/20/32		500	491,578
Trinitas CLO XIV Ltd.
Series 2020-14A, Class B, (3-mo. LIBOR US + 2.00%), 7.26%, 01/25/34		472	457,507
Series 2020-14A, Class C, (3-mo. LIBOR US + 3.00%), 8.26%, 01/25/34		1,023	995,857
Voya CLO Ltd.
Series 2013-3A, Class A1RR, (3-mo. CME Term SOFR + 1.41%), 6.39%, 10/18/31		249	247,400
Series 2017-3A, Class A1R, (3-mo. LIBOR US + 1.04%), 6.29%, 04/20/34		250	244,872
Series 2017-4A, Class B, (3-mo. LIBOR US + 1.45%), 6.71%, 10/15/30		250	244,245
Series 2018-3A, Class A1A, (3-mo. LIBOR US + 1.15%), 6.41%, 10/15/31		250	247,672
Whitebox CLO II Ltd.
Series 2020-2A, Class A1R, (3-mo. LIBOR US + 1.22%), 6.49%, 10/24/34		1,390	1,358,736
Series 2020-2A, Class BR, (3-mo. LIBOR US + 1.75%), 7.02%, 10/24/34		726	700,040

			75,943,765

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ireland — 0.1%
Avoca CLO XV DAC, Series 15X, Class B2R, (1-mo. EURIBOR + 1.05%), 4.23%, 04/15/31(a)(c)	EUR	134	$140,204
CIFC European Funding CLO II DAC, Series 2X, Class B1, (1-mo. EURIBOR + 1.60%), 4.78%, 04/15/33(a)(c)		593	622,812
Harvest CLO XVIII DAC, Series 18X, Class B, (1-mo. EURIBOR + 1.20%), 4.38%, 10/15/30		662	692,611
Holland Park CLO DAC, Series 1X, Class A1RR, (1-mo. EURIBOR + 0.92%), 3.54%, 11/14/32(a)(c)		390	417,921
OAK Hill European Credit Partners V Designated Activity Co., Series 2016-5A, Class BR, (1-mo. EURIBOR + 1.90%), 5.11%, 01/21/35(a)(b)		590	620,664
OAK Hill European Credit Partners VI DAC, Series 2017-6X, Class B1, (1-mo. EURIBOR + 1.20%), 4.40%, 01/20/32(a)(c)		456	483,349
OCP Euro CLO DAC, Series 2017-2X, Class B, (1-mo. EURIBOR + 1.35%), 4.53%, 01/15/32(a)(c)		456	482,640
Prodigy Finance DAC(a)(b)
Series 2021-1A, Class B, (1-mo. LIBOR US + 2.50%), 7.52%, 07/25/51	USD	918	903,922
Series 2021-1A, Class C, (1-mo. LIBOR US + 3.75%), 8.77%, 07/25/51		925	915,604
Series 2021-1A, Class D, (1-mo. LIBOR US + 5.90%), 10.92%, 07/25/51		720	710,495
Rockford Tower Europe CLO DAC, Series 2018- 1X, Class B, (1-mo. EURIBOR + 1.85%), 4.67%, 12/20/31(a)(c)	EUR	343	365,458

			6,355,680

United States — 0.7%
AccessLex Institute, Series 2007-A, Class A3, (3-mo. LIBOR US + 0.30%), 5.26%, 05/25/36(a)	USD	1,834	1,774,690
AIMCO CLO, Series 2018-AA, Class B, (3-mo. LIBOR US + 1.40%), 6.66%, 04/17/31(a)(b)		466	454,197
Anchorage Capital CLO 3-R Ltd., Series 2014- 3RA, Class A, (3-mo. LIBOR US + 1.05%), 6.32%, 01/28/31(a)(b)		236	233,247
Apidos CLO XII, Series 2013-12A, Class AR, (3-mo. LIBOR US + 1.08%), 6.34%, 04/15/31(a)(b)		550	544,866
Apidos CLO XV, Series 2013-15A, Class A1RR, (3-mo. LIBOR US + 1.01%), 6.26%, 04/20/31(a)(b)		1,770	1,750,433
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class C, 5.17%, 09/17/31(b)		730	683,130
Chenango Park CLO Ltd., Series 2018-1A, Class A2, (3-mo. LIBOR US + 1.55%), 6.81%, 04/15/30(a)(b)		1,143	1,120,114
CIFC Funding Ltd.(a)(b)
Series 2013-1A, Class A2R, (3-mo. LIBOR US + 1.75%), 7.01%, 07/16/30		250	246,009
Series 2017-3A, Class A2, (3-mo. LIBOR US + 1.80%), 7.05%, 07/20/30		637	625,707

Security		Par (000)	Value

United States (continued)
Clear Creek CLO, Series 2015-1A, Class AR, (3-mo. LIBOR US + 1.20%), 6.45%, 10/20/30(a)(b)	USD	258	$255,181
College Ave Student Loans LLC, Series 2021-B, Class D, 3.78%, 06/25/52(b)		230	196,434
Cook Park CLO Ltd., Series 2018-1A, Class B, (3-mo. LIBOR US + 1.40%), 6.66%, 04/17/30(a)(b)		1,148	1,122,631
GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class A, 2.10%, 05/20/48(b)		5,654	4,450,871
Gracie Point International Funding(a)(b)
Series 2021-1A, Class B, (1-mo. LIBOR US + 1.40%), 6.25%, 11/01/23		1,240	1,239,928
Series 2021-1A, Class C, (1-mo. LIBOR US + 2.40%), 7.25%, 11/01/23		1,640	1,639,826
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class A1, (3-mo. LIBOR US + 1.37%), 6.63%, 04/15/33(a)(b)		5,718	5,641,508
Lendmark Funding Trust, Series 2021-2A, Class D, 4.46%, 04/20/32(b)		2,210	1,663,987
Madison Park Funding XIII Ltd., Series 2014- 13A, Class BR2, (3-mo. LIBOR US + 1.50%), 6.77%, 04/19/30(a)(b)		900	884,264
Mariner Finance Issuance Trust, Series 2020- AA, Class A, 2.19%, 08/21/34(b)		5,860	5,640,586
Navient Private Education Refi Loan Trust(b)
Series 2021-DA, Class A, (Prime - -1.99%), 6.01%, 04/15/60(a)		11,032	10,323,521
Series 2021-DA, Class B, 2.61%, 04/15/60		2,900	2,710,428
Series 2021-DA, Class C, 3.48%, 04/15/60		7,450	6,489,539
Series 2021-DA, Class D, 4.00%, 04/15/60		2,370	2,090,730
Nelnet Student Loan Trust(b)
Series 2021-A, Class D, 4.93%, 04/20/62		6,030	5,155,920
Series 2021-BA, Class C, 3.57%, 04/20/62		6,450	5,420,724
Series 2021-CA, Class C, 3.36%, 04/20/62		850	705,970
Oportun Issuance Trust(b)
Series 2021-B, Class A, 1.47%, 05/08/31		7,060	6,405,263
Series 2021-B, Class B, 1.96%, 05/08/31		1,340	1,188,448
Pagaya AI Debt Selection Trust, Series 2021-2, Class NOTE, 3.00%, 01/25/29(b)		5,550	5,299,016
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class A2R, (3-mo. LIBOR US + 1.80%), 6.72%, 08/23/31(a)(b)		610	592,501
Progress Residential, Series 2021-SFR3, Class F, 3.44%, 05/17/26(b)		2,736	2,415,049
Regional Management Issuance Trust, 3.88%, 10/17/33(b)(d)		27,070	23,518,416
SLM Private Education Loan Trust, Series 2010-C, Class A5, (1-mo. LIBOR US + 4.75%), 9.70%, 10/15/41(a)(b)		12,923	13,994,190
SMB Private Education Loan Trust(b)
Series 2021-A, Class C, 2.99%, 01/15/53		13,880	12,188,822
Series 2021-C, Class B, 2.30%, 01/15/53		1,490	1,335,880
Series 2021-C, Class C, 3.00%, 01/15/53		1,240	1,093,401

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
SMB Private Education Loan Trust(b) (continued) Series 2021-C, Class D, 3.93%, 01/15/53	USD	590	$542,454
York CLO 1 Ltd., Series 2014-1A, Class BRR, (3-mo. LIBOR US + 1.65%), 6.92%, 10/22/29(a)(b)		466	458,573

			132,096,454

Total Asset-Backed Securities — 1.2% (Cost: $228,809,564)			214,395,899

		Shares

Common Stocks

Australia — 0.4%
AGL Energy Ltd.		713,066	3,925,420
BHP Group Ltd., Class DI		90,084	2,673,466
CSL Ltd.		6,972	1,391,867
Endeavour Group Ltd.		432,597	1,949,800
Glencore PLC		8,969,490	52,943,621
Medibank Pvt Ltd.		838,531	1,984,432
Origin Energy Ltd.		174,069	965,128
Qantas Airways Ltd.(e)		348,242	1,535,728
Quintis HoldCo. Pty. Ltd.(d)(f)		43,735,802	289
South32 Ltd.		696,049	1,967,557

			69,337,308

Belgium — 0.0%
KBC Group NV		44,165	3,157,285

Brazil — 0.1%
Ambev SA		3,064,572	8,700,096
Embraer SA(e)		730,593	2,844,564
Engie Brasil Energia SA		80,747	667,468
JBS S/A		650,075	2,332,961
Lojas Renner SA		736,590	2,339,225
Telefonica Brasil SA		137,009	1,129,518

			18,013,832

Canada — 1.4%
Barrick Gold Corp.		301,497	5,732,415
BCE, Inc.		26,777	1,287,019
Brookfield Asset Management Ltd., Class A		82,492	2,765,462
Brookfield Corp.		74,857	2,428,840
Cameco Corp.(g)		777,523	21,374,107
Canadian Imperial Bank of Commerce		81,376	3,411,564
Enbridge, Inc.		3,053,863	121,424,217
George Weston Ltd.		10,214	1,371,466
Imperial Oil Ltd.		47,253	2,408,600
Lululemon Athletica, Inc.(e)		5,197	1,974,496
Metro, Inc.		31,333	1,785,832
National Bank of Canada		19,356	1,443,360
Royal Bank of Canada		65,531	6,505,942
Suncor Energy, Inc.		1,387,977	43,457,198
TC Energy Corp.		409,458	17,017,810
Teck Resources Ltd., Class B		201,733	9,400,758

Security	Shares	Value

Canada (continued)
TELUS Corp.	760,505	$16,121,123
Toronto-Dominion Bank	32,708	1,981,286

		261,891,495

Cayman Islands — 0.0%
Crown PropTech Acquisitions, Class A(e)	108,245	1,106,264
Salt Pay Co. Ltd., Series C, (Acquired 11/16/21, Cost: $10,172,087)(d)(h)	5,237	3,533,613

		4,639,877

China — 1.2%
Agricultural Bank of China Ltd., Class H	4,636,000	1,792,428
Aier Eye Hospital Group Co. Ltd., Class A	817,551	3,481,059
Amoy Diagnostics Co. Ltd., Class A	1,088,430	4,426,408
Anhui Gujing Distillery Co. Ltd., Class B	14,700	260,708
Bank of Chengdu Co. Ltd., Class A	2,440,600	4,852,258
BOC Hong Kong Holdings Ltd.	293,500	926,498
BYD Co. Ltd., Class A	89,900	3,331,828
BYD Co. Ltd., Class H	183,500	5,564,865
BYD Electronic International Co. Ltd.	29,000	87,949
China Construction Bank Corp., Class H	10,164,000	6,794,898
China Merchants Bank Co. Ltd., Class H	404,000	1,950,157
China Tourism Group Duty Free Corp. Ltd., Class A	116,000	2,706,806
Dali Foods Group Co. Ltd.(b)	406,000	168,959
Dongfang Electric Corp. Ltd., Class A	228,200	575,376
Foshan Haitian Flavouring & Food Co. Ltd., Class A	482,630	4,930,012
Glodon Co. Ltd., Class A	555,630	4,659,113
Gree Electric Appliances, Inc. of Zhuhai, Class A	1,167,100	6,634,585
Guangzhou Baiyun International Airport Co. Ltd., Class A(e)	2,430,771	5,511,830
Haidilao International Holding Ltd.(b)(e)	1,213,000	2,965,667
Hangzhou Robam Appliances Co. Ltd., Class A	2,278,133	8,582,576
Hangzhou Tigermed Consulting Co. Ltd., Class H(b)	128,900	1,073,762
Hundsun Technologies, Inc., Class A	588,488	4,209,139
Hygeia Healthcare Holdings Co. Ltd.(b)(e)	435,400	3,208,549
Industrial & Commercial Bank of China Ltd., Class H	11,950,000	6,429,148
JD Health International, Inc.(b)(e)	950,950	6,862,171
JD.com, Inc., Class A	228,497	4,078,178
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	827,700	5,823,849
Jinxin Fertility Group Ltd.(b)	3,547,500	2,341,514
Kindstar Globalgene Technology, Inc.(b)(e)	7,490,500	1,693,130
Kingsoft Corp. Ltd.	527,400	2,318,304
Kweichow Moutai Co. Ltd., Class A	20,900	5,321,177
Lenovo Group Ltd.	784,000	802,091
LONGi Green Energy Technology Co. Ltd., Class A	587,700	2,969,187
Meituan, Class B(b)(e)	379,870	6,492,149
Microport Cardioflow Medtech Corp.(b)(e)(g)	10,261,000	3,032,923
Ningbo Deye Technology Co. Ltd., Class A	99,600	3,621,547
Nongfu Spring Co. Ltd., Class H(b)	152,600	827,970
NXP Semiconductors NV	27,784	4,549,352
PetroChina Co. Ltd., Class H	2,322,000	1,612,941

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Pharmaron Beijing Co. Ltd., Class H(b)	121,150	$525,236
Ping An Insurance Group Co. of China Ltd., Class A	708,100	5,310,361
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H(g)	336,500	961,919
Shanghai Jinjiang International Hotels Co. Ltd., Class A	403,200	3,117,468
StarPower Semiconductor Ltd., Class A	114,900	4,028,031
Tencent Holdings Ltd.	1,148,400	51,007,462
Venustech Group, Inc., Class A	714,088	3,206,220
Want Want China Holdings Ltd.	590,000	376,276
Wuhan Raycus Fiber Laser Technologies Co. Ltd., Class A(e)	862,763	3,232,794
Wuliangye Yibin Co. Ltd., Class A	184,900	4,518,175
Yifeng Pharmacy Chain Co. Ltd., Class A	250,256	1,803,208
Yonyou Network Technology Co. Ltd., Class A	1,627,409	5,089,390
Yum China Holdings, Inc.	47,950	2,934,468

		223,582,069

Denmark — 0.2%
AP Moller - Maersk A/S, Class B	1,259	2,275,708
Coloplast A/S, Class B	11,229	1,617,883
Novo Nordisk A/S, Class B	183,358	30,502,401
Novozymes A/S, B Shares	119,557	6,224,458
Pandora A/S	7,298	675,516

		41,295,966

Finland — 0.0%
Elisa OYJ	18,944	1,176,447
Kesko OYJ, B Shares	41,263	860,244
Kone OYJ, Class B	42,796	2,441,544

		4,478,235

France — 3.3%
Accor SA(e)	434,639	15,419,732
BNP Paribas SA	1,821,714	117,707,162
Bollore SE	161,168	1,088,748
Carrefour SA	75,656	1,573,691
Cie de Saint-Gobain	1,150,297	66,596,104
Dassault Systemes SE	79,741	3,237,136
EssilorLuxottica SA	252,701	50,029,752
Hermes International	17,332	37,629,080
Kering SA	107,110	68,589,677
La Francaise des Jeux SAEM(b)	82,581	3,529,664
L’Oreal SA	28,044	13,402,704
LVMH Moet Hennessy Louis Vuitton SE	141,084	135,706,040
Remy Cointreau SA	5,144	890,056
Sanofi	252,497	27,211,169
Schneider Electric SE	18,589	3,241,769
SCOR SE	41,985	1,085,988
Societe Generale SA	126,592	3,074,700
Teleperformance	4,825	964,303
TotalEnergies SE	683,224	43,657,953
Ubisoft Entertainment SA(e)	105,417	3,087,364
Unibail-Rodamco-Westfield(e)	13,183	706,952

		598,429,744

Germany — 2.4%
BASF SE	21,054	1,089,000
Bayer AG, Registered Shares	582,691	38,455,440
Brenntag SE	44,845	3,655,075
Commerzbank AG(e)	1,113,963	12,379,591
Deutsche Telekom AG, Registered Shares	2,660,781	64,156,155

Security	Shares	Value

Germany (continued)
Fresenius SE & Co. KGaA	61,978	$1,795,749
Mercedes-Benz Group AG, Registered Shares	861,390	67,176,367
Merck KGaA	12,351	2,215,384
SAP SE	806,455	109,126,370
SAP SE, ADR(g)	64,922	8,781,999
Scout24 SE(b)	15,932	992,995
Siemens AG, Registered Shares	635,636	104,773,348
Symrise AG	85,981	10,388,439
Telefonica Deutschland Holding AG	566,616	1,914,580
United Internet AG, Registered Shares	116,982	2,008,503
Vonovia SE	73,887	1,602,500

		430,511,495

Hong Kong — 0.3%
AIA Group Ltd.	4,882,800	53,159,392
ASMPT Ltd.	126,900	997,708
CK Asset Holdings Ltd.	155,500	919,491
GCL Technology Holdings Ltd.(e)	2,156,000	541,352
Hang Seng Bank Ltd.	65,500	970,896
MTR Corp. Ltd.	273,000	1,364,050
Orient Overseas International Ltd.	136,000	2,763,138
SITC International Holdings Co. Ltd.	645,000	1,193,045

		61,909,072

India — 0.1%
Bajaj Auto Ltd.	30,364	1,648,035
HCL Technologies Ltd.	178,260	2,330,578
Indian Oil Corp. Ltd.	577,611	575,634
Infosys Ltd.	112,135	1,730,148
Think & Learn Private Ltd., (Acquired 12/11/20, Cost: $8,580,000)(d)(h)	5,720	9,724,462
Vedanta Ltd.	231,418	793,856

		16,802,713

Ireland — 0.1%
Allegion PLC	72,378	7,996,321
Experian PLC	79,053	2,798,862
Kingspan Group PLC	96,492	6,686,871
Seagate Technology Holdings PLC	51,335	3,016,958
Trane Technologies PLC	20,838	3,871,909

		24,370,921

Israel — 0.3%
Nice Ltd., ADR(e)(g)	239,269	48,813,269

Italy — 0.4%
Enel SpA	415,051	2,835,676
Ferrari NV	65,559	18,267,907
FinecoBank Banca Fineco SpA	129,909	1,969,120
Intesa Sanpaolo SpA	15,016,564	39,484,421
Snam SpA	448,635	2,493,368
UniCredit SpA	97,993	1,941,778

		66,992,270

Japan — 2.1%
AGC, Inc.	9,200	343,021
Aozora Bank Ltd.	57,300	1,027,904
Astellas Pharma, Inc.	493,650	7,436,619
BayCurrent Consulting, Inc.	57,600	2,002,175
Capcom Co. Ltd.	900	33,820
Coca-Cola Bottlers Japan Holdings, Inc.	69,500	748,950
CyberAgent, Inc.	238,100	2,077,803
FANUC Corp.	2,172,000	73,351,032
Heiwa Corp.	21,800	430,422
Hino Motors Ltd.(e)	287,200	1,131,601

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Honda Motor Co. Ltd.	122,200	$3,241,113
Hoya Corp.	335,450	35,173,603
Ibiden Co. Ltd.	39,900	1,569,914
Japan Post Bank Co. Ltd.	475,900	3,800,331
Jeol Ltd.	93,400	2,725,085
Kamigumi Co. Ltd.	38,300	839,377
Kawasaki Kisen Kaisha Ltd.	61,500	1,465,565
Kewpie Corp.	41,700	700,030
Keyence Corp.	168,629	76,044,272
Kobayashi Pharmaceutical Co. Ltd.	26,100	1,628,693
Kose Corp.	165,600	19,324,724
M3, Inc.	56,200	1,379,484
Mazda Motor Corp.	168,500	1,524,838
Mitsubishi Corp.	72,200	2,676,877
Mitsubishi Heavy Industries Ltd.	61,500	2,332,094
Mitsubishi Motors Corp.(e)	313,100	1,203,441
Mitsubishi UFJ Financial Group, Inc.	7,315,400	45,790,987
MS&AD Insurance Group Holdings, Inc.	63,300	2,077,652
Nihon M&A Center Holdings, Inc.	358,900	2,743,375
Nippon Yusen KK	71,800	1,697,272
Nissan Chemical Corp.	12,900	573,302
Nisshin Seifun Group, Inc.	43,300	524,859
Nomura Research Institute Ltd.	150,800	3,794,060
Oracle Corp./Japan	7,200	516,735
Recruit Holdings Co. Ltd.	63	1,767
Sega Sammy Holdings, Inc.	159,300	2,977,559
SG Holdings Co. Ltd.	60,500	870,584
Shin-Etsu Chemical Co. Ltd.	104,600	2,984,846
Shionogi & Co. Ltd.	44,000	1,969,639
Shiseido Co. Ltd.	49,000	2,456,163
SoftBank Corp.	120,600	1,357,812
Suzuken Co. Ltd.	19,900	566,368
Sysmex Corp.	657,100	42,266,764
Terumo Corp.	295,600	8,851,973
Tokyo Electron Ltd.	47,600	5,450,461
TOTO Ltd.	33,700	1,152,598
ZOZO, Inc.	113,400	2,386,429

		375,223,993

Jordan — 0.0%
Hikma Pharmaceuticals PLC	32,117	743,854

Mexico — 0.1%
Fomento Economico Mexicano SAB de CV	309,404	3,010,148
Grupo Aeroportuario del Sureste SAB de CV, Class B	57,391	1,647,244
Grupo Financiero Banorte SAB de CV, Class O	229,064	1,980,860
Wal-Mart de Mexico SAB de CV	2,694,107	10,862,138

		17,500,390

Netherlands — 2.3%
Adyen NV(b)(e)	21,029	33,790,492
ASML Holding NV	193,188	122,599,496
ING Groep NV, Series N(e)	8,954,753	111,059,420
Koninklijke Ahold Delhaize NV	94,421	3,246,633
Koninklijke Philips NV	74,835	1,579,917
Koninklijke Vopak NV	81,337	3,107,764
Shell PLC	3,060,640	94,618,905
Shell PLC, ADR	750,642	46,524,791

		416,527,418

Security	Shares	Value

Norway — 0.1%
Equinor ASA	297,438	$8,563,541

Peru — 0.0%
Credicorp Ltd.	7,421	1,005,397
Southern Copper Corp.	20,968	1,610,972

		2,616,369

Poland — 0.0%
Polski Koncern Naftowy ORLEN SA	54,006	823,933

Saudi Arabia — 0.0%
Dr Sulaiman Al Habib Medical Services Group Co.	7,013	538,710
Saudi Telecom Co.	130,818	1,574,522

		2,113,232

Singapore — 0.1%
DBS Group Holdings Ltd.	147,000	3,632,363
Genting Singapore Ltd.	1,721,800	1,464,778
Keppel Corp. Ltd.	267,500	1,242,106
NetLink NBN Trust	663,400	435,493
Oversea-Chinese Banking Corp. Ltd.	108,900	1,030,290
Sembcorp Marine Ltd.(e)	16,079,274	1,499,596
Singapore Airlines Ltd.	207,800	913,964
Singapore Technologies Engineering Ltd.	480,900	1,309,165

		11,527,755

South Africa — 0.0%
Anglo American Platinum Ltd.	22,358	1,325,571
Anglo American PLC	78,727	2,425,907
Kumba Iron Ore Ltd.	84,377	2,051,769

		5,803,247

South Korea — 0.2%
Amorepacific Corp.(g)	146,319	13,537,670
Celltrion Healthcare Co. Ltd.	25,300	1,318,792
Fila Holdings Corp.	20,577	565,179
Hana Financial Group, Inc.	27,771	872,666
Hanwha Aerospace Co. Ltd.	31,957	2,459,134
KB Financial Group, Inc.	24,599	913,021
Korea Shipbuilding & Offshore Engineering Co. Ltd.(e)	10,469	665,874
Samsung Electronics Co. Ltd.	162,343	7,987,939
Samsung Fire & Marine Insurance Co. Ltd.	13,067	2,198,211
SK Telecom Co. Ltd.	72,512	2,583,857

		33,102,343

Spain — 0.6%
Aena SME SA(b)(e)	6,729	1,133,277
Cellnex Telecom SA(b)	2,368,223	99,711,652
Endesa SA	45,024	1,010,011
Industria de Diseno Textil SA	102,014	3,506,911

		105,361,851

Sweden — 0.2%
Assa Abloy AB, Class B	226,796	5,403,641
Epiroc AB, Class A	421,862	8,451,191
Hexagon AB, B Shares	749,156	8,577,616
Industrivarden AB, A Shares	44,476	1,272,598
Investor AB, B Shares	86,303	1,854,059
Nibe Industrier AB, B Shares	184,697	2,068,029
Swedbank AB, A Shares	212,504	3,692,561

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Telefonaktiebolaget LM Ericsson, B Shares	805,686	$4,435,859
Telia Co. AB	2,474,841	6,890,378

		42,645,932

Switzerland — 1.9%
Alcon, Inc.	771,701	56,192,423
Clariant AG, Registered Shares	35,294	588,711
Coca-Cola HBC AG, Class DI	105,520	3,221,176
Flughafen Zurich AG, Registered Shares	7,771	1,495,674
Geberit AG, Registered Shares	1,736	988,760
Givaudan SA, Registered Shares	673	2,354,132
Kuehne and Nagel International AG, Registered Shares	15,889	4,707,210
Lonza Group AG, Registered Shares	35,432	22,096,815
Nestle SA, Registered Shares	1,154,835	148,153,275
Novartis AG, Registered Shares	78,337	8,013,395
Partners Group Holding AG	1,281	1,243,509
Roche Holding AG	97,191	30,434,404
Sonova Holding AG, Registered Shares	5,361	1,700,113
STMicroelectronics NV	238,195	10,189,287
Swisscom AG, Registered Shares	1,797	1,233,731
TE Connectivity Ltd.	375,636	45,966,577
VAT Group AG(b)	3,799	1,340,247

		339,919,439

Taiwan — 0.4%
Chunghwa Telecom Co. Ltd.	584,000	2,416,496
Far EasTone Telecommunications Co. Ltd.	457,000	1,174,201
MediaTek, Inc.	79,000	1,717,763
Nan Ya Printed Circuit Board Corp.	84,000	756,248
Oneness Biotech Co. Ltd.(e)	155,000	1,219,472
Taiwan Semiconductor Manufacturing Co. Ltd.	4,087,000	66,927,051
Unimicron Technology Corp.	450,000	2,138,105
Wiwynn Corp.	68,000	2,587,851

		78,937,187

United Arab Emirates — 0.0%
NMC Health PLC(d)(e)	1,077,976	14

United Kingdom — 2.6%
Admiral Group PLC	6,642	193,044
AstraZeneca PLC	340,825	50,156,807
AstraZeneca PLC, ADR	388,593	28,452,779
Auto Trader Group PLC(b)	1,267,951	10,139,768
BAE Systems PLC	4,976,499	63,400,502
BP PLC	726,231	4,872,280
British American Tobacco PLC	79,045	2,920,380
Burberry Group PLC	85,870	2,802,967
CNH Industrial NV	336,444	4,734,385
Compass Group PLC	2,797,962	73,812,927
Direct Line Insurance Group PLC	627,199	1,355,657
Dr. Martens PLC	3,972	8,281
Ferguson PLC	17,074	2,412,523
Genius Sports Ltd.(e)(g)	635,957	2,359,400
GSK PLC	177,484	3,200,598
Hedosophia European Growth(e)	637,585	7,020,508
Kingfisher PLC	497,779	1,613,350
Legal & General Group PLC	407,169	1,201,361
Lloyds Banking Group PLC	104,505,291	63,489,122
London Stock Exchange Group PLC	109,337	11,479,649
National Grid PLC	55,939	802,049
NatWest Group PLC	1,240,131	4,085,112
RELX PLC(i)	329,917	10,992,402

Security	Shares	Value

United Kingdom (continued)
Spirax-Sarco Engineering PLC	115,018	$16,072,618
Standard Chartered PLC	110,893	878,620
Unilever PLC	1,929,448	107,435,775

		475,892,864

United States — 33.9%
3M Co.	27,796	2,952,491
Abbott Laboratories(j)	848,645	93,749,813
AbbVie, Inc.(j)	292,447	44,194,591
Activision Blizzard, Inc.	414,952	32,245,920
Adobe, Inc.(e)	24,788	9,358,957
Advance Auto Parts, Inc.	23,182	2,910,036
Advanced Micro Devices, Inc.(e)	903,241	80,722,648
Agilent Technologies, Inc.	13,792	1,867,851
Air Products and Chemicals, Inc.	243,985	71,819,425
Airbnb, Inc., Class A(e)	15,765	1,886,598
Akamai Technologies, Inc.(e)	24,489	2,007,363
Albemarle Corp.	229,223	42,511,698
Alliant Energy Corp.	44,828	2,471,816
Allstate Corp.	42,131	4,877,085
Alphabet, Inc., Class C(e)(j)	2,550,549	276,020,413
Altria Group, Inc.	110,103	5,230,994
Amazon.com, Inc.(e)(j)	1,832,841	193,273,083
American International Group, Inc.	69,307	3,676,043
American Tower Corp.	324,243	66,272,027
AmerisourceBergen Corp.	31,931	5,327,687
Amgen, Inc.	18,581	4,454,609
ANSYS, Inc.(e)	58,966	18,510,607
APA Corp.	29,108	1,072,630
Apple, Inc.(j)	1,915,576	325,034,936
Applied Materials, Inc.	292,702	33,084,107
Aptiv PLC(e)	279,288	28,727,564
Archer-Daniels-Midland Co.	1,123,246	87,703,048
Astra Space, Inc.	748,566	316,269
AT&T, Inc.	84,230	1,488,344
Atlas Energy Solutions, Inc., Class A	73,517	1,326,247
Atlassian Corp., Class A(e)	5,209	769,161
Automatic Data Processing, Inc.	12,418	2,731,960
AutoZone, Inc.(e)	2,800	7,457,268
Ball Corp.	23,107	1,228,830
Bank of America Corp.(j)	383,634	11,232,804
Berkshire Hathaway, Inc., Class B(e)	29,868	9,813,131
BioMarin Pharmaceutical, Inc.(e)	28,300	2,717,932
Booking Holdings, Inc.(e)	6,749	18,129,906
Boston Scientific Corp.(e)(j)	2,303,420	120,054,250
Broadcom, Inc.	3,017	1,890,151
Brown-Forman Corp., Class B	70,914	4,615,792
Bunge Ltd.	325,400	30,457,440
Cadence Design Systems, Inc.(e)	157,701	33,030,474
California Resources Corp.	96,554	3,910,437
Cardinal Health, Inc.	71,028	5,831,399
Carrier Global Corp.	86,519	3,618,225
CDW Corp.	8,384	1,421,843
Centene Corp.(e)	42,392	2,922,081
CF Industries Holdings, Inc.	668,060	47,819,735
Charter Communications, Inc., Class A(e)	91,768	33,834,862
Cheniere Energy, Inc.	16,129	2,467,737
Chesapeake Energy Corp.	70,609	5,837,952
Chevron Corp.	34,079	5,745,038
Chipotle Mexican Grill, Inc.(e)	5,475	11,320,219
Chubb Ltd.	444,974	89,688,959
Cigna Group	32,236	8,165,056

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares		Value

United States (continued)
Cintas Corp.	12,438		$5,668,867
Cisco Systems, Inc.	207,380		9,798,705
CME Group, Inc., Class A	36,890		6,853,055
Coca-Cola Co.	99,002		6,350,978
Colgate-Palmolive Co.	81,376		6,493,805
Comcast Corp., Class A	950,906		39,338,981
ConocoPhillips(j)	316,468		32,561,393
Constellation Brands, Inc., Class A	51,004		11,703,888
Copart, Inc.(e)	64,033		5,061,809
Costco Wholesale Corp.	176,680		88,908,910
Crowdstrike Holdings, Inc., Class A(e)	148,020		17,769,801
Crown Castle, Inc.	6,520		802,547
Crown Holdings, Inc.	20,542		1,762,093
Crown PropTech Acquisitions(d)	227,312		147,753
Danaher Corp.	6,160		1,459,366
Davidson Kempner Merchant Co-investment Fund LP, (Acquired 04/01/21, Cost: $4,809,288)(h)(k)	—	(l)	23,013,788
Deere & Co.	105,736		39,970,323
Dell Technologies, Inc., Class C	50,582		2,199,811
Delta Air Lines, Inc.(e)	1,167,276		40,049,240
Dexcom, Inc.(e)	258,041		31,310,695
Domino’s Pizza, Inc.	8,222		2,610,238
Dow, Inc.	71,670		3,898,848
Dynatrace, Inc.(e)	521,597		22,053,121
eBay, Inc.	40,487		1,879,811
Ecolab, Inc.	7,206		1,209,455
Edison International	91,856		6,760,602
Edwards Lifesciences Corp.(e)	285,353		25,105,357
Element Solutions, Inc.	183,943		3,338,565
Eli Lilly & Co.	177,811		70,388,262
EOG Resources, Inc.	22,683		2,709,938
Epic Games, Inc., (Acquired 07/02/20, Cost: $23,484,725)(d)(h)	40,843		29,362,441
EQT Corp.	1,067,845		37,203,720
Eversource Energy	89,008		6,907,911
Expedia Group, Inc.(e)	20,273		1,904,851
Exxon Mobil Corp.	34,719		4,108,646
F5, Inc.(e)	333,496		44,808,523
Fanatics Holdings, Inc., (Acquired 12/15/21, Cost: $40,652,984)(d)(h)	599,248		47,076,923
Fastenal Co.	64,367		3,465,519
Fidelity National Information Services, Inc.	83,625		4,910,460
First Solar, Inc.(e)	8,596		1,569,458
FleetCor Technologies, Inc.(e)	13,501		2,888,134
Floor & Decor Holdings, Inc., Class A(e)(g)	115,052		11,429,266
Fortinet, Inc.(e)	423,547		26,704,638
Fortive Corp.	1,358,142		85,685,179
Fox Corp., Class A	22,220		739,037
FQT Private(d)	2,439,185		3,000,198
Freeport-McMoRan, Inc.(j)	1,341,867		50,870,178
Gartner, Inc.(e)	5,709		1,726,744
Gen Digital, Inc.	235,185		4,155,719
Generac Holdings, Inc.(e)	8,813		900,865
General Dynamics Corp.	22,165		4,839,506
General Electric Co.	19,970		1,976,431
General Motors Co.	240,809		7,956,329
Genuine Parts Co.	5,924		997,068
Gilead Sciences, Inc.	107,365		8,826,477
Global Payments, Inc.	21,988		2,478,267
Goldman Sachs Group, Inc.	17,260		5,927,774

Security	Shares	Value

United States (continued)
Grand Rounds, Inc., (Acquired 02/11/22, Cost: $31,181,561)(d)(h)	11,562,554	$14,800,069
Halliburton Co.	152,894	5,007,279
Hartford Financial Services Group, Inc.	13,328	946,155
Health Care Select Sector SPDR Fund	42,280	5,645,648
Healthpeak Properties, Inc.	185,451	4,074,358
Hewlett Packard Enterprise Co.	399,435	5,719,909
Hilton Worldwide Holdings, Inc.	325,324	46,853,162
Honeywell International, Inc.	9,268	1,852,117
Humana, Inc.	166,334	88,238,524
iHeartMedia, Inc., Class A(e)	10,778	37,400
Illinois Tool Works, Inc.	21,554	5,214,775
Informatica, Inc., Class A(e)(g)	332,850	5,145,861
Intel Corp.	26,677	828,588
Intercontinental Exchange, Inc.	30,306	3,301,233
Intuit, Inc.	73,646	32,695,142
Intuitive Surgical, Inc.(e)	196,892	59,307,808
Invesco Municipal Opportunity Trust	208,538	1,993,623
Invesco Municipal Trust	206,960	1,990,955
Invesco Quality Municipal Income Trust	205,405	2,002,699
Invesco Trust for Investment Grade Municipals	210,256	2,064,714
Invesco Value Municipal Income Trust	175,143	2,129,739
Jawbone Health Hub, Inc., (Acquired 01/24/17, Cost: $0)(d)(h)	1,518,232	15
Johnson & Johnson	446,590	73,106,783
Johnson Controls International PLC	62,731	3,753,823
JPMorgan Chase & Co.	307,712	42,538,107
Kellogg Co.	21,641	1,509,893
Keurig Dr. Pepper, Inc.	34,860	1,139,922
Kimberly-Clark Corp.	19,340	2,802,173
Kinder Morgan, Inc.	172,325	2,955,374
KLA Corp.	66,923	25,868,416
Kroger Co.	82,787	4,025,932
Latch, Inc.	520,854	411,370
Liberty Media Corp.-Liberty SiriusXM, Class A(e)	722,082	20,290,504
Liberty Media Corp.-Liberty SiriusXM, Class C(e)	794,493	22,198,134
Lincoln National Corp.	90,124	1,958,395
Linde PLC	24,417	9,020,861
Lions Gate Entertainment Corp., Class A(e)(g)	468,819	5,391,419
Lockheed Martin Corp.	137,214	63,729,042
Lookout, Inc., (Acquired 03/04/15, Cost: $2,002,652)(d)(h)	175,316	441,796
Lowe’s Cos., Inc.	47,906	9,956,304
LPL Financial Holdings, Inc.	414,162	86,493,592
LyondellBasell Industries NV, Class A	88,967	8,417,168
Marathon Oil Corp.	1,342,793	32,441,879
Marathon Petroleum Corp.	55,960	6,827,120
Marsh & McLennan Cos., Inc.	763,766	137,622,996
Masco Corp.	115,547	6,182,920
Masimo Corp.(e)	50,866	9,620,795
Mastercard, Inc., Class A	380,091	144,445,983
McDonald’s Corp.	204,874	60,591,485
McKesson Corp.	30,729	11,192,731
Merck & Co., Inc.	949,403	109,627,564
Meta Platforms, Inc., Class A(e)	21,062	5,061,620
MetLife, Inc.	45,756	2,806,215
Mettler-Toledo International, Inc.(e)	2,440	3,639,260
MGM Resorts International	152,515	6,850,974
Microchip Technology, Inc.	29,237	2,134,009
Micron Technology, Inc.	733,018	47,177,038

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Microsoft Corp.(j)	1,604,528	$493,007,273
Mirion Technologies, Inc.	2,672,710	21,648,951
Mirion Technologies, Inc.(e)(g)	223,121	1,807,280
Moderna, Inc.(e)	4,804	638,404
Moody’s Corp.	15,780	4,941,034
Morgan Stanley	44,000	3,958,680
Mr. Cooper Group, Inc.(e)	106,908	4,949,840
Netflix, Inc.(e)	7,011	2,313,139
NextEra Energy, Inc.	1,385,987	106,208,184
NIKE, Inc., Class B	98,715	12,509,165
Northrop Grumman Corp.	208,293	96,079,312
NRG Energy, Inc.	27,849	951,600
Nucor Corp.	17,126	2,537,731
Nuveen Municipal Value Fund, Inc.	324,048	2,851,622
NVIDIA Corp.(j)	137,639	38,193,446
Offerpad Solutions, Inc.	573,570	268,029
Omnicom Group, Inc.	6,685	605,460
Opendoor Technologies, Inc.(e)(g)	744,088	1,026,841
Otis Worldwide Corp.	140,973	12,024,997
Palo Alto Networks, Inc.(e)	140,354	25,608,991
Park Hotels & Resorts, Inc.	134,442	1,620,026
Paycom Software, Inc.(e)	24,874	7,222,663
Peloton Interactive, Inc., Class A(e)(g)	511,875	4,545,450
PepsiCo, Inc.	69,478	13,262,655
Pfizer, Inc.	390,891	15,201,751
Philip Morris International, Inc.	57,847	5,782,965
Phillips 66	33,954	3,361,446
Playstudios, Inc.	831,348	3,641,304
Procter & Gamble Co.	42,088	6,581,721
Proof Acquisition Corp.(d)	108,512	45,575
Public Storage	27,979	8,249,049
Rockwell Automation, Inc.	98,260	27,847,867
Rotor Acquisition Corp.	87,039	41,779
RXO, Inc.(e)	51,978	940,282
S&P Global, Inc.	63,433	22,999,537
Salesforce, Inc.(e)	166,976	33,123,029
Sarcos Technology & Robotics Corp.	3,560,566	1,424,582
Sarcos Technology & Robotics Corp.(e)	164,137	65,671
Schlumberger NV	361,188	17,824,628
Sealed Air Corp.	100,161	4,806,726
Sempra Energy	753,176	117,111,336
ServiceNow, Inc.(e)	4,834	2,220,836
Sirius XM Holdings, Inc.	158,482	602,232
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $1,060,929)(d)(h)	70,636	547,429
Snowflake, Inc., Class A(e)	9,051	1,340,272
Sonder Holdings, Inc., Class A	830,701	340,670
SPDR S&P Metals & Mining ETF(g)	56,433	2,787,790
Starbucks Corp.	501,765	57,346,722
Sun Country Airlines Holdings, Inc.	963,151	19,002,969
Symbotic Corp., Class A	235,530	6,255,677
Symbotic, Inc.(e)	20,080	533,325
Synchrony Financial	55,606	1,640,933
Synopsys, Inc.(e)	3,574	1,327,098
Tapestry, Inc.	92,032	3,755,826
Tesla, Inc.(e)	245,157	40,281,747
Texas Instruments, Inc.	26,349	4,405,553
Thermo Fisher Scientific, Inc.	182,265	101,138,848
TJX Cos., Inc.	496,574	39,139,963
Tractor Supply Co.	9,637	2,297,461

Security		Shares	Value

United States (continued)
TransDigm Group, Inc.		12,770	$9,769,050
Transocean Ltd.(e)(g)		834,174	4,921,627
Travelers Cos., Inc.		32,274	5,846,112
U.S. Bancorp		15,346	526,061
Uber Technologies, Inc.(e)		271,695	8,436,130
Ulta Beauty, Inc.(e)		3,603	1,986,802
Union Pacific Corp.		9,073	1,775,586
United Airlines Holdings, Inc.(e)(g)		488,718	21,405,848
United Parcel Service, Inc., Class B		357,049	64,200,981
United Rentals, Inc.		5,209	1,881,022
UnitedHealth Group, Inc.		349,301	171,887,529
Valero Energy Corp.		481,677	55,233,902
VeriSign, Inc.(e)		110,241	24,451,454
Verisk Analytics, Inc.		88,037	17,088,862
VF Corp.		199,349	4,686,695
Visa, Inc., Class A		169,296	39,400,258
Vulcan Materials Co.		216,377	37,891,940
Walgreens Boots Alliance, Inc.		174,278	6,143,299
Walmart, Inc.		304,676	45,996,936
Walt Disney Co.(e)		852,042	87,334,305
Waters Corp.(e)		2,974	893,271
Wells Fargo & Co.		1,053,816	41,889,186
West Pharmaceutical Services, Inc.		5,176	1,869,778
Whirlpool Corp.		34,751	4,850,892
Willis Towers Watson PLC		10,766	2,493,406
Workday, Inc., Class A(e)		20,140	3,748,860
Yum! Brands, Inc.		9,111	1,280,824
Zoetis, Inc.		169,398	29,776,780
Zscaler, Inc.(e)		102,834	9,265,343

			6,207,217,290

Total Common Stocks — 54.7% (Cost: $7,633,864,057)			9,998,746,203

		Par (000)

Corporate Bonds

Australia(d) — 0.6%
Oceana Australian Fixed Income Trust
10.00%, 08/31/23	AUD	7,008	4,631,629
10.25%, 08/31/25		13,002	8,861,525
Oceana Australian Fixed Income Trust, A Note Upsize(a)
8.00%, 01/21/24		1,940	1,266,111
1.00%, 03/28/26		10,036	6,533,239
Quintis Australia Pty. Ltd.(b)(f)(m)
(12.00% PIK), (12.00% PIK), 12.00%, 10/01/28	USD	82,685	2,877,422
(7.50% Cash or 8.00% PIK), (7.50% Cash or 8.00% PIK), 7.50%, 10/01/26		92,389	92,389,186

			116,559,112

Austria — 0.1%
Benteler International AG, 9.38%, 05/15/28(b)(i)	EUR	7,883	8,686,281
Klabin Austria GmbH, 3.20%, 01/12/31(b)	USD	1,244	994,018
Suzano Austria GmbH, 3.13%, 01/15/32		1,692	1,340,910

			11,021,209

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Bahamas — 0.0%
Intercorp Peru Ltd., 3.88%, 08/15/29(b)	USD	793	$663,791

Belgium(c) — 0.0%
Anheuser-Busch InBev SA, 4.00%, 09/24/25	GBP	1,100	1,358,606
KBC Group NV, (1-year UK Government Bond + 0.92%), 1.25%, 09/21/27(a)		1,100	1,198,535

			2,557,141

Bermuda — 0.0%
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38(c)	USD	1,360	1,174,105

Brazil — 0.0%
Banco do Brasil SA, 6.25%, 04/18/30(b)		1,405	1,393,057
Braskem Netherlands Finance BV, (5-year CMT + 8.22%), 8.50%, 01/23/81(a)(b)		829	821,228
BRF SA, 4.88%, 01/24/30(c)		1,659	1,288,836
Suzano Austria GmbH, 3.75%, 01/15/31		1,421	1,199,324

			4,702,445

British Virgin Islands — 0.0%
Easy Tactic Ltd., (6.50% Cash or 7.50% PIK), 7.50%, 07/11/28(m)		1,625	225,414
HKT Capital No. 6 Ltd., 3.00%, 01/18/32(c)		900	774,450
New Metro Global Ltd., 4.50%, 05/02/26(c)		543	310,290

			1,310,154

Canada — 0.4%
First Quantum Minerals Ltd.(b)
7.50%, 04/01/25		4,390	4,367,392
6.88%, 10/15/27		4,329	4,187,766
Garda World Security Corp., 7.75%, 02/15/28(b)		798	801,990
HR Ottawa LP, 11.00%, 03/31/31(b)		49,069	47,596,930
Nutrien Ltd., 4.90%, 03/27/28		1,670	1,676,849
Rogers Communications, Inc.(b)
2.95%, 03/15/25		7,694	7,370,446
3.80%, 03/15/32		2,034	1,831,488
Toronto-Dominion Bank, 2.88%, 04/05/27(c)	GBP	1,100	1,261,147

			69,094,008

Cayman Islands — 0.2%
Agile Group Holdings Ltd., 5.50%, 04/21/25(c)	USD	905	407,703
China Evergrande Group, 10.00%, 04/11/23(e)(n)		1,139	76,384
China SCE Group Holdings Ltd.(c)
7.38%, 04/09/24		339	189,586
7.00%, 05/02/25		314	111,470
CK Hutchison International 23 Ltd.
4.75%, 04/21/28(b)		1,502	1,514,639
4.75%, 04/21/28(c)		480	484,039
4.88%, 04/21/33(c)		405	409,577
Fantasia Holdings Group Co. Ltd.(e)(n)
7.95%, 07/05/22		510	50,291
10.88%, 01/09/23		3,132	297,540
9.25%, 07/28/23(c)		902	85,690
9.88%, 10/19/23(c)		481	45,695
IHS Holding Ltd.
5.63%, 11/29/26(c)		1,377	1,146,611
6.25%, 11/29/28(b)		1,244	991,157
Jingrui Holdings Ltd., 12.00%, 07/25/22(c)(e)(n)		1,269	104,759
Liberty Costa Rica Senior Secured Finance, 10.88%, 01/15/31(b)		837	794,313
MAF Global Securities Ltd.(c)
4.75%, 05/07/24		1,895	1,874,629

Security		Par (000)	Value

Cayman Islands (continued)
MAF Global Securities Ltd.(c) (continued)
(5-year CMT + 3.54%), 6.38%(a)(o)	USD	829	$811,280
Melco Resorts Finance Ltd., 5.38%, 12/04/29(c)		1,234	1,020,981
MGM China Holdings Ltd., 5.38%, 05/15/24(c)		400	391,950
Modern Land China Co. Ltd.(c)(e)(m)(n)
(2.00% Cash or 2.00% PIK), 7.00%, 12/30/23		150	9,872
(2.00% Cash or 2.00% PIK), 8.00%, 12/30/24		588	37,232
(2.00% Cash or 2.00% PIK), 9.00%, 12/30/25		1,072	66,182
(2.00% Cash or 2.00% PIK), 9.00%, 12/30/27		1,614	106,764
(2.00% Cash or 9.00% PIK), 9.00%, 12/30/26		326	20,951
Ronshine China Holdings Ltd.(c)(e)(n)
6.75%, 08/05/24		200	13,000
7.10%, 01/25/25		2,778	180,570
Sands China Ltd., 4.88%, 06/18/30		800	724,400
Seagate HDD Cayman, 9.63%, 12/01/32(b)		5,055	5,543,212
Shelf Drilling North Sea Holdings Ltd., 10.25%, 10/31/25(b)		4,823	4,831,440
Sinic Holdings Group Co. Ltd.(e)(n)
8.50%, 01/24/22(c)		490	4,900
10.50%, 12/31/79		1,188	11,880
Transocean Titan Financing Ltd., 8.38%, 02/01/28(b)		1,405	1,432,018
Transocean, Inc., 8.75%, 02/15/30(b)		1,507	1,520,548
Vantage Drilling International, 9.50%, 02/15/28(b)		4,464	4,419,549

			29,730,812

Chile — 0.0%
Empresa Nacional del Petroleo, 3.75%, 08/05/26(c)		1,161	1,093,734
Empresa Nacional del Petroleo ENAP, 6.15%, 05/10/33		920	917,222
Engie Energia Chile SA, 3.40%, 01/28/30(c)		1,152	943,776
Kenbourne Invest SA, 6.88%, 11/26/24(b)		1,290	852,448

			3,807,180

China — 0.0%
China Evergrande Group, 11.50%, 01/22/23(e)(n)		2,277	147,721
Fantasia Holdings Group Co. Ltd., 11.75%, 04/17/22(c)(e)(n)		2,110	200,450
Fortune Star BVI Ltd.(c)
6.85%, 07/02/24		732	638,670
5.00%, 05/18/26		579	365,783
RKPF Overseas Ltd., Series 2019-A, 6.00%, 09/04/25(c)		877	629,686

			1,982,310

Colombia — 0.1%
Ecopetrol SA
4.13%, 01/16/25		2,269	2,169,050
4.63%, 11/02/31		1,659	1,232,637
8.88%, 01/13/33		1,785	1,725,872
5.88%, 05/28/45		1,132	736,649

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Colombia (continued)
Millicom International Cellular SA, 5.13%, 01/15/28(c)	USD	1,493	$1,317,941
SURA Asset Management SA, 4.88%, 04/17/24(c)		2,153	2,125,011

			9,307,160

Dominican Republic — 0.0%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)		1,244	1,220,364

France — 0.1%
BNP Paribas SA(c)
3.38%, 01/23/26	GBP	1,100	1,312,060
1.88%, 12/14/27		1,100	1,181,034
Faurecia SE, 2.75%, 02/15/27(c)	EUR	7,030	6,867,272
Sabena Technics Sas, (3-mo. EURIBOR + 5.00%), (Acquired 10/28/22, Cost: $8,143,696), 6.58%, 09/30/29(d)(h)		8,303	9,149,080
Societe Generale SA, 1.88%, 10/03/24(c)	GBP	1,100	1,313,348
TotalEnergies Capital International SA, 1.66%, 07/22/26(c)		1,100	1,259,802

			21,082,596

Germany — 0.4%
Adler Pelzer Holding GmbH, 4.13%, 04/01/24(b)	EUR	18,415	17,004,274
APCOA Parking Holdings GmbH, (1-mo. EURIBOR + 5.00%), 8.18%, 01/15/27(a)(b)		9,529	10,211,259
Douglas GmbH, 6.00%, 04/08/26(b)		8,152	7,983,368
Kirk Beauty SUN GmbH, (8.25% Cash or 9.00% PIK), 8.25%, 10/01/26(b)(m)		1,453	1,129,049
Project Champion, 10.25%, 03/31/31(d)(i)		9,500	10,167,621
TK Elevator Midco GmbH, 4.38%, 07/15/27(c)		12,215	11,995,970
Volkswagen Bank GmbH, 2.50%, 07/31/26(c)		6,100	6,395,757
Volkswagen Financial Services AG, 0.88%, 01/31/28(c)		3,928	3,729,900

			68,617,198

Hong Kong — 0.0%
AIA Group Ltd.(c)
4.95%, 04/04/33	USD	500	505,051
(5-year CMT + 1.76%), 2.70%(a)(o)		1,000	872,450
Bank of East Asia Ltd., (5-year CMT + 4.26%), 5.88%(a)(c)(o)		733	668,313
Yango Justice International Ltd.(e)(n)
10.25%, 09/15/22		503	10,060
9.25%, 04/15/23(c)		1,154	23,080
7.88%, 09/04/24(c)		1,223	24,460
Yanlord Land HK Co. Ltd., 5.13%, 05/20/26(c)		464	389,267

			2,492,681

India — 0.0%
Indian Railway Finance Corp. Ltd., 3.25%, 02/13/30(c)		660	584,224
Power Finance Corp. Ltd., 4.50%, 06/18/29(c)		500	476,187
REC Ltd.(c)
2.75%, 01/13/27		500	454,938
5.63%, 04/11/28		300	301,179
REI Agro Ltd.(e)(n)
5.50%, 11/13/14		44,430	222,150
5.50%, 11/13/14(d)		8,271	1

Security		Par (000)	Value

India (continued)
ReNew Power Pvt Ltd., 5.88%, 03/05/27(c)	USD	286	$268,536
Shriram Finance Ltd., 4.40%, 03/13/24		703	680,284

			2,987,499

Indonesia(c) — 0.0%
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26		722	665,052
Freeport Indonesia PT, 4.76%, 04/14/27		2,217	2,185,546
Pertamina Geothermal Energy PT, 5.15%, 04/27/28		510	511,913
Pertamina Persero PT, 3.65%, 07/30/29		2,307	2,158,919
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33		392	383,598
Theta Capital Pte. Ltd., 8.13%, 01/22/25		666	552,281

			6,457,309

Isle of Man — 0.0%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30		1,869	1,638,646
Gohl Capital Ltd., 4.25%, 01/24/27(c)		1,362	1,281,914

			2,920,560

Israel(b)(c) — 0.0%
Bank Leumi Le-Israel BM, (5-year CMT + 3.47%), 7.13%, 07/18/33(a)		929	900,143
Leviathan Bond Ltd., 5.75%, 06/30/23		919	913,716

			1,813,859

Italy(b) — 0.3%
Castor SpA
6.00%, 02/15/29	EUR	2,764	2,668,869
(1-mo. EURIBOR + 5.25%), 8.21%, 02/15/29(a)		8,819	9,144,804
Fiber Bidco Spa
11.00%, 10/25/27		4,906	5,822,180
(1-mo. EURIBOR + 6.00%), 9.02%, 10/25/27(a)		3,228	3,571,938
Forno d’Asolo SpA, (1-mo. EURIBOR + 5.50%), 8.52%, 04/30/27(a)		21,390	20,505,596
Marcolin SpA, 6.13%, 11/15/26		10,346	9,457,657
Shiba Bidco SpA, 4.50%, 10/31/28		9,744	8,912,436

			60,083,480

Japan — 0.1%
Nissan Motor Co. Ltd., 2.65%, 03/17/26(c)		2,157	2,234,091
Rakuten Group, Inc., 10.25%, 11/30/24(b)	USD	1,960	1,904,140
Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/28		4,407	4,487,514

			8,625,745

Jersey — 0.0%
Aptiv PLC/Aptiv Corp., 3.25%, 03/01/32		2,034	1,777,255

Luxembourg — 0.1%
Atento Luxco 1 SA, 8.00%, 02/10/26(b)		829	217,768
FEL Energy VI SARL, 5.75%, 12/01/40		1,757	1,482,766
Herens Midco SARL, 5.25%, 05/15/29(b)	EUR	12,016	8,806,214
MC Brazil Downstream Trading SARL
7.25%, 06/30/31(c)	USD	926	709,757
7.25%, 06/30/31(b)		801	614,184

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Luxembourg (continued)
Medtronic Global Holdings SCA, 4.25%, 03/30/28	USD	4,875	$4,891,886
Sani/Ikos Financial Holdings 1 SARL, 5.63%, 12/15/26(b)	EUR	8,042	8,194,781

			24,917,356

Macau(c) — 0.0%
Champion Path Holdings Ltd., 4.50%, 01/27/26	USD	371	326,550
MGM China Holdings Ltd., 5.88%, 05/15/26		796	759,185
Studio City Finance Ltd., 5.00%, 01/15/29		1,334	1,045,189

			2,130,924

Malaysia(c) — 0.0%
CIMB Bank Bhd, 2.13%, 07/20/27		700	639,537
Dua Capital Ltd., 2.78%, 05/11/31		1,000	856,380
TNB Global Ventures Capital Bhd, 4.85%, 11/01/28		1,000	1,002,375

			2,498,292

Mauritius — 0.0%
CA Magnum Holdings, 5.38%, 10/31/26(c)		475	416,456
Diamond II Ltd., 7.95%, 07/28/26(b)		800	787,820
HTA Group Ltd., 7.00%, 12/18/25(b)		459	431,116
India Green Energy Holdings, 5.38%, 04/29/24(b)		829	806,202
India Green Power Holdings, 4.00%, 02/22/27(c)		600	523,050

			2,964,644

Mexico — 0.1%
Alpek SAB de CV
3.25%, 02/25/31(c)		1,471	1,199,141
3.25%, 02/25/31(b)		379	308,956
Braskem Idesa SAPI, 6.99%, 02/20/32(b)		1,753	1,243,315
Comision Federal de Electricidad, 4.88%, 01/15/24		2,190	2,162,351
Mexico City Airport Trust, 5.50%, 07/31/47(c)		1,902	1,458,358
Petroleos Mexicanos
6.50%, 03/13/27		2,074	1,848,764
8.75%, 06/02/29		2,221	2,033,603
5.95%, 01/28/31		2,489	1,840,367
6.70%, 02/16/32		2,863	2,199,142
Trust Fibra Uno, 4.87%, 01/15/30(c)		1,515	1,280,933

			15,574,930

MultiNational — 0.2%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 2.00%, 09/01/28(c)	EUR	12,215	11,171,563
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26(b)	USD	10,975	10,459,757
NXP BV/NXP Funding LLC/NXP USA, Inc.
4.40%, 06/01/27		4,641	4,554,468
5.00%, 01/15/33		3,728	3,637,838
Promigas SA ESP/Gases del Pacifico SAC, 3.75%, 10/16/29(b)		902	731,635

			30,555,261

Netherlands — 0.2%
Braskem Netherlands Finance BV, 7.25%, 02/13/33(b)		1,500	1,429,462
Cooperatieve Rabobank UA, (1-year UK Government Bond + 1.05%), 1.88%, 07/12/28(a)(c)	GBP	1,100	1,208,748

Security		Par (000)	Value

Netherlands (continued)
Deutsche Telekom International Finance BV, 2.49%, 09/19/23(b)	USD	1,838	$1,817,584
Equate Petrochemical BV
4.25%, 11/03/26(c)		1,097	1,069,781
2.63%, 04/28/28(b)		1,188	1,050,489
Greenko Dutch BV, 3.85%, 03/29/26(c)		470	422,647
ING Groep NV, 3.00%, 02/18/26(c)	GBP	1,100	1,298,739
MEGlobal BV, 2.63%, 04/28/28(c)	USD	1,053	931,115
Metinvest BV, 7.65%, 10/01/27(c)		829	501,027
Minejesa Capital BV, 4.63%, 08/10/30(c)		1,000	881,875
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.40%, 05/01/30		2,034	1,822,083
Siemens Financieringsmaatschappij NV, 0.65%, 03/11/24(b)		4,802	4,623,254
Teva Pharmaceutical Finance Netherlands II BV
7.38%, 09/15/29	EUR	4,935	5,501,828
7.88%, 09/15/31		3,592	4,058,164
Teva Pharmaceutical Finance Netherlands III BV, 8.13%, 09/15/31	USD	870	914,596
Trivium Packaging Finance BV, 5.50%, 08/15/26(b)		2,265	2,198,983
Vivo Energy Investments BV, 5.13%, 09/24/27(b)		2,292	2,075,406
Volkswagen Financial Services NV(c)
1.88%, 12/03/24	GBP	600	712,660
4.25%, 10/09/25		500	609,818
Wintershall Dea Finance BV, 0.84%, 09/25/25(c)	EUR	3,600	3,668,964

			36,797,223

Oman — 0.0%
OQ SAOC, 5.13%, 05/06/28(b)	USD	829	793,788

Panama — 0.0%
Aeropuerto Internacional de Tocumen SA, 5.13%, 08/11/61(b)		829	636,931

Peru — 0.0%
Inkia Energy Ltd., 5.88%, 11/09/27(c)		576	535,428

Republic of Korea — 0.1%
Hanwha Life Insurance Co. Ltd., (5-year CMT + 1.85%), 3.38%, 02/04/32(a)(c)		600	532,987
Kookmin Bank, (5-year CMT + 2.64%), 4.35%(a)(c)(o)		400	385,950
LG Chem Ltd., 2.38%, 07/07/31(c)		1,100	910,800
POSCO(b)
5.63%, 01/17/26		593	601,821
5.75%, 01/17/28		641	665,358
5.88%, 01/17/33		200	215,500
Shinhan Bank Co. Ltd., 4.50%, 04/12/28(c)		300	299,829
SK Hynix, Inc.
6.25%, 01/17/26(c)		400	400,076
6.38%, 01/17/28(b)		2,360	2,368,402
6.38%, 01/17/28(c)		200	200,712
2.38%, 01/19/31(c)		1,000	751,437
6.50%, 01/17/33(c)		250	248,094

			7,580,966

Singapore — 0.0%
BOC Aviation Ltd., 3.50%, 09/18/27(c)		1,000	947,375
DBS Group Holdings Ltd., (5-year CMT + 1.92%), 3.30%(a)(c)(o)		1,000	941,438

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	21

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Singapore (continued)
LLPL Capital Pte. Ltd., 6.88%, 02/04/39(c)	USD	1,216	$1,090,302
Puma International Financing SA, 5.13%, 10/06/24(b)		1,659	1,584,345
TML Holdings Pte. Ltd., 4.35%, 06/09/26(c)		239	219,551

			4,783,011

South Africa — 0.0%
Sasol Financing USA LLC, 6.50%, 09/27/28		1,609	1,483,096

Spain(c) — 0.1%
AI Candelaria Spain SA, 7.50%, 12/15/28		1,055	963,240
Banco Santander SA(a)
(1-year EUR Swap + 1.05%), 3.63%, 09/27/26	EUR	3,300	3,604,658
(1-year UK Government Bond + 1.80%), 3.13%, 10/06/26	GBP	4,000	4,680,661
Telefonica Emisiones SA, 5.38%, 02/02/26		2,200	2,767,378

			12,015,937

Sweden — 0.1%
Swedbank AB, (1-year UK Government Bond + 1.00%), 1.38%, 12/08/27(a)(c)		1,100	1,193,252
Verisure Holding AB
3.88%, 07/15/26(c)	EUR	2,087	2,115,693
3.25%, 02/15/27(c)		3,810	3,679,959
9.25%, 10/15/27(b)		4,248	5,002,599
7.13%, 02/01/28(b)		2,088	2,290,493
Verisure Midholding AB, 5.25%, 02/15/29(c)		5,294	4,695,936

			18,977,932

Switzerland — 0.2%
Credit Suisse AG
7.95%, 01/09/25	USD	3,544	3,606,941
2.95%, 04/09/25		3,890	3,621,611
Credit Suisse AG/New York
3.70%, 02/21/25		4,940	4,679,168
5.00%, 07/09/27		3,861	3,722,296
UBS Group AG, (1-year CMT + 0.83%), 1.01%, 07/30/24(a)(b)		16,347	16,118,775

			31,748,791

Thailand — 0.0%
Bangkok Bank PCL
(5-year CMT + 1.90%), 3.73%, 09/25/34(a)(c)		832	715,156
(5-year CMT + 4.73%), 5.00%		412	384,525
GC Treasury Center Co. Ltd., 2.98%, 03/18/31(c)		820	686,648
Kasikornbank PCL, (5-year CMT + 1.70%), 3.34%, 10/02/31(a)(c)		369	330,670
Krung Thai Bank PCL, (5-year CMT + 3.53%), 4.40%(a)(c)(o)		396	358,454
Muang Thai Life Assurance PCL, (10-year CMT + 2.40%), 3.55%, 01/27/37(a)(c)		1,000	882,375

			3,357,828

Turkey — 0.1%
Bio City Development Co. B.V, 8.00%, 07/06/24(b)(d)(e)(f)(n)		140,850	10,915,875

Security		Par (000)	Value

United Arab Emirates — 0.0%
Abu Dhabi National Energy Co. PJSC(b)
4.38%, 01/24/29	USD	643	$646,215
4.70%, 04/24/33		433	440,036
DP World Salaam, (5-year CMT + 5.75%), 6.00%(a)(c)(o)		1,659	1,655,371

			2,741,622

United Kingdom — 0.8%
AstraZeneca PLC, 0.70%, 04/08/26		7,088	6,431,695
Barclays PLC(c)
3.00%, 05/08/26	GBP	1,100	1,277,040
3.25%, 02/12/27		1,100	1,262,058
BCP V Modular Services Finance II PLC, 6.13%, 11/30/28(b)		12,036	12,639,492
BCP V Modular Services Finance PLC, 6.75%, 11/30/29(b)	EUR	16,262	13,923,861
BG Energy Capital PLC, 5.13%, 12/01/25(c)	GBP	2,009	2,534,501
Boparan Finance PLC, 7.63%, 11/30/25(c)		7,310	6,132,219
Deuce Finco PLC, 5.50%, 06/15/27(b)		23,588	25,193,442
HSBC Holdings PLC, 1.75%, 07/24/27(a)		1,300	1,436,415
INEOS Finance PLC
3.38%, 03/31/26(c)	EUR	4,040	4,123,901
6.63%, 05/15/28(b)		3,871	4,231,137
6.75%, 05/15/28(b)	USD	8,135	8,037,868
Informa PLC, 3.13%, 07/05/26(c)	GBP	1,100	1,279,639
Inspired Entertainment Financing PLC, 7.88%, 06/01/26(b)		7,442	8,849,671
Kane Bidco Ltd.(b)
5.00%, 02/15/27	EUR	6,662	6,777,229
6.50%, 02/15/27	GBP	8,008	8,856,370
Lloyds Banking Group PLC, 2.25%, 10/16/24(c)		2,200	2,641,616
Marks & Spencer PLC, 3.75%, 05/19/26(c)		7,361	8,418,355
NatWest Group PLC(a)(c)
(1-year GBP Swap + 1.49%), 2.88%, 09/19/26		1,100	1,289,585
(1-year GBP Swap + 2.01%), 3.13%, 03/28/27		1,100	1,280,179
NatWest Markets PLC, 6.38%, 11/08/27(c)		2,083	2,710,555
Santander U.K. Group Holdings PLC, 3.63%, 01/14/26(c)		1,100	1,305,919
Thames Water Utilities Finance PLC, 0.88%, 01/31/28(c)	EUR	3,928	3,734,320
Vedanta Resources Finance II PLC, 8.95%, 03/11/25(b)	USD	1,477	1,044,977
Virgin Media Secured Finance PLC, 5.00%, 04/15/27(c)	GBP	12,215	14,167,934

			149,579,978

United States — 5.6%
AbbVie, Inc., 2.60%, 11/21/24	USD	11,367	10,973,718
Affinity Interactive, 6.88%, 12/15/27(b)		1,580	1,421,191
Alexandria Real Estate Equities, Inc., 1.88%, 02/01/33		3,588	2,712,288
Allegiant Travel Co.(b)
8.50%, 02/05/24		19,212	19,212,000
7.25%, 08/15/27		2,340	2,311,044
American Express Co., (1-day SOFR + 1.00%), 4.99%, 05/01/26(i)		4,572	4,570,308

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
American Tower Corp.
0.45%, 01/15/27	EUR	8,700	$8,415,922
2.10%, 06/15/30	USD	2,034	1,674,402
2.70%, 04/15/31		6,795	5,743,084
Amgen, Inc.
5.50%, 12/07/26(c)	GBP	1,100	1,398,871
5.15%, 03/02/28	USD	12,398	12,689,507
2.30%, 02/25/31		2,063	1,747,839
2.00%, 01/15/32		2,034	1,648,335
3.35%, 02/22/32		6,162	5,579,376
Amkor Technology, Inc., 6.63%, 09/15/27(b)		1,245	1,246,235
Anheuser-Busch Cos. LLC/Anheuser-Busch
InBev Worldwide, Inc., 3.65%, 02/01/26		3,695	3,632,092
Anheuser-Busch InBev Worldwide, Inc., 3.50%, 06/01/30		6,160	5,865,148
Astrazeneca Finance LLC, 1.20%, 05/28/26		2,004	1,834,049
AT&T, Inc.
1.70%, 03/25/26		2,977	2,748,788
2.90%, 12/04/26	GBP	5,155	6,002,595
5.50%, 03/15/27(c)		1,100	1,388,322
4.35%, 03/01/29	USD	2,348	2,307,855
Autodesk, Inc., 3.50%, 06/15/27		3,799	3,677,335
AvalonBay Communities, Inc., 5.00%, 02/15/33		2,718	2,781,062
Bank of America Corp.(a)
(1-day SOFR + 1.21%), 2.57%, 10/20/32		2,352	1,931,363
(1-day SOFR + 1.32%), 2.69%, 04/22/32		5,176	4,325,208
(1-day SOFR + 1.37%), 1.92%, 10/24/31		2,979	2,375,924
(1-day SOFR + 1.53%), 1.90%, 07/23/31		1,007	808,685
(1-day SOFR + 1.63%), 5.20%, 04/25/29		13,890	13,982,339
(1-day SOFR + 2.15%), 2.59%, 04/29/31		3,281	2,779,329
(1-mo. EURIBOR + 0.91%), 1.95%, 10/27/26(c)	EUR	3,529	3,682,425
(3-mo. LIBOR US + 0.99%), 2.50%, 02/13/31	USD	4,681	3,951,728
Bank of New York Mellon Corp., (1-day SOFR + 1.03%), 4.95%, 04/26/27(a)		3,698	3,724,714
Becton Dickinson & Co., 3.70%, 06/06/27		4,631	4,486,689
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27		2,842	2,761,330
Broadcom, Inc.
1.95%, 02/15/28(b)		5,274	4,629,337
4.11%, 09/15/28		6,717	6,463,215
4.15%, 11/15/30		2,063	1,918,773
2.45%, 02/15/31(b)		2,415	1,979,647
4.30%, 11/15/32		5,825	5,340,952
3.42%, 04/15/33(b)		8,144	6,854,322
Caresyntax, Inc., 15.00%, 12/31/24(d)		1,102	1,215,398
Carrols Restaurant Group, Inc., 5.88%, 07/01/29(b)		2,751	2,277,085
CDI Escrow Issuer, Inc., 5.75%, 04/01/30(b)		2,252	2,171,437
Citigroup, Inc.
1.75%, 10/23/26	GBP	1,677	1,877,445
(1-day SOFR + 1.15%), 2.67%, 01/29/31(a)	USD	3,830	3,282,968
(1-day SOFR + 1.17%), 2.56%, 05/01/32(a)		2,761	2,292,066
(1-day SOFR + 2.11%), 2.57%, 06/03/31(a)		4,064	3,438,934
(3-mo. CME Term SOFR + 1.60%), 3.98%, 03/20/30(a)		1,032	968,205
Cloud Software Group Holdings, Inc., 6.50%, 03/31/29(b)		3,375	3,039,586
Crown Castle, Inc.
4.45%, 02/15/26		3,729	3,691,607
4.00%, 03/01/27		2,852	2,780,881

Security		Par (000)	Value

United States (continued)
Crown Castle, Inc. (continued)
2.90%, 03/15/27	USD	3,348	$3,123,059
4.80%, 09/01/28		3,810	3,815,266
CVS Health Corp.
3.25%, 08/15/29		3,948	3,637,360
3.75%, 04/01/30		2,063	1,932,284
1.75%, 08/21/30		5,412	4,419,918
2.13%, 09/15/31		4,139	3,395,656
DAE Funding LLC(c)
1.55%, 08/01/24		979	925,339
2.63%, 03/20/25		495	467,914
Dell International LLC/EMC Corp., 5.25%, 02/01/28		3,608	3,652,583
Dollar General Corp., 3.88%, 04/15/27		3,780	3,687,794
Duke Energy Corp., 3.10%, 06/15/28	EUR	3,474	3,650,636
Earthstone Energy Holdings LLC, 8.00%, 04/15/27(b)	USD	8,929	8,714,168
Edison International, 6.95%, 11/15/29		2,063	2,240,781
Elevance Health, Inc.
4.90%, 02/08/26		3,685	3,677,976
3.65%, 12/01/27		10,292	9,991,268
Energy Transfer LP, 4.20%, 09/15/23		1,982	1,972,733
EQM Midstream Partners LP(b)
7.50%, 06/01/27		810	807,100
7.50%, 06/01/30		405	393,120
Equinix, Inc.
2.90%, 11/18/26		2,931	2,737,435
1.55%, 03/15/28		4,251	3,634,316
Fidelity National Information Services, Inc., 1.50%, 05/21/27	EUR	3,673	3,689,857
Flyr Convertible Notes, 8.00%, 08/10/27(d)	USD	13,195	13,008,635
Flyr Secured Notes, 9.72%, 05/10/27(d)		6,685	6,086,500
Freed Corp., 10.00%, 12/07/23(d)		16,199	15,410,017
Freedom Mortgage Corp.(b)
8.13%, 11/15/24		5,170	4,978,754
8.25%, 04/15/25		1,511	1,404,731
FreeWire Technologies, Inc., (3-mo. SOFRTE CME + 9.00%), 14.91%, 04/26/25(d)		8,788	8,377,476
Frontier Communications Holdings LLC(b)
5.88%, 10/15/27		7,630	7,023,298
5.00%, 05/01/28		1,234	1,083,590
8.75%, 05/15/30		9,313	9,211,497
8.63%, 03/15/31		7,330	7,142,245
Frontier Florida LLC, Series E, 6.86%, 02/01/28		7,660	6,928,776
Frontier North, Inc., Series G, 6.73%, 02/15/28		5,875	5,228,750
Full House Resorts, Inc., 8.25%, 02/15/28(b)		349	321,396
GCI LLC, 4.75%, 10/15/28(b)		1,436	1,227,780
Gen Digital, Inc.(b)
6.75%, 09/30/27		2,535	2,554,569
7.13%, 09/30/30		5,833	5,859,301
General Motors Financial Co., Inc., 5.40%, 04/06/26		4,160	4,162,216
Gilead Sciences, Inc., 2.95%, 03/01/27		4,858	4,647,809
Goldman Sachs Group, Inc.
0.25%, 01/26/28(c)	EUR	4,022	3,714,364
7.25%, 04/10/28	GBP	1,100	1,491,822
(1-day SOFR + 1.09%), 1.99%, 01/27/32(a)	USD	4,064	3,253,895
(1-day SOFR + 1.25%), 2.38%, 07/21/32(a)		3,477	2,840,387
(1-day SOFR + 1.28%), 2.62%, 04/22/32(a)		3,095	2,582,937
GoTo Group, Inc., 5.50%, 09/01/27(b)		4,945	2,784,084
Green Plains SPE LLC, 11.75%, 02/08/26(b)(d)		91,561	86,873,077

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	23

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Greenland Global Investment Ltd., 6.75%, 09/26/25(c)	USD	349	$90,740
HCA, Inc.
5.38%, 02/01/25		6,374	6,377,149
5.88%, 02/15/26		2,695	2,736,941
5.63%, 09/01/28		4,976	5,079,476
3.50%, 09/01/30		5,232	4,709,280
Healthpeak OP LLC, 5.25%, 12/15/32		1,200	1,210,887
Home Depot, Inc., 3.90%, 12/06/28		8,315	8,248,648
Homes By West Bay LLC, 9.50%, 04/30/27(d)		19,399	17,895,578
Humana, Inc., 0.65%, 08/03/23		1,946	1,922,675
JPMorgan Chase & Co.(a)
0.99%, 04/28/26(c)	GBP	2,800	3,229,155
(1-day SOFR + 1.51%), 2.74%, 10/15/30	USD	3,095	2,714,953
(3-mo. CME Term SOFR + 1.11%), 1.76%, 11/19/31		4,064	3,248,107
(3-mo. LIBOR US + 1.16%), 3.70%, 05/06/30		996	929,036
Keurig Dr. Pepper, Inc., 4.60%, 05/25/28		4,529	4,552,804
Kraft Heinz Foods Co.
4.13%, 07/01/27(c)	GBP	670	809,838
6.75%, 03/15/32	USD	549	617,545
Lessen, Inc., 9.67%, 01/04/28(b)(d)		19,124	18,359,340
Lightning eMotors, Inc., 7.50%, 05/15/24(b)(p)		3,362	1,815,480
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(b)		7,545	5,496,457
Lowe’s Cos., Inc.
4.80%, 04/01/26		9,237	9,303,279
2.63%, 04/01/31		2,034	1,750,813
3.75%, 04/01/32		6,137	5,693,884
5.00%, 04/15/33		3,866	3,908,128
Marvell Technology, Inc., 4.20%, 06/22/23		1,225	1,222,584
Mauser Packaging Solutions Holding Co., 7.88%, 08/15/26(b)		17,196	17,442,338
Maxar Technologies, Inc., 7.75%, 06/15/27(b)		4,873	5,164,093
MCM Trust, 2.50%, 08/25/28(d)		10,369	9,942,188
Medline Borrower LP, 3.88%, 04/01/29(b)		1,282	1,121,690
Mercedes-Benz Finance North America LLC, 5.25%, 11/29/27(b)		3,545	3,654,694
Microchip Technology, Inc., 0.97%, 02/15/24		4,530	4,375,424
Morgan Stanley(a)
(1-day SOFR + 1.14%), 2.70%, 01/22/31		420	362,481
(1-day SOFR + 1.16%), 3.62%, 04/17/25		5,639	5,528,202
(1-day SOFR + 1.18%), 2.24%, 07/21/32		1,114	899,215
(1-mo. EURIBOR + 0.83%), 1.34%, 10/23/26	EUR	4,468	4,607,561
Morgan Stanley Bank NA, 4.75%, 04/21/26	USD	7,695	7,733,242
Nationstar Mortgage Holdings, Inc.(b)
6.00%, 01/15/27		591	559,973
5.50%, 08/15/28		4,584	4,091,220
5.13%, 12/15/30		4,013	3,287,048
Netflix, Inc.
4.38%, 11/15/26		2,294	2,277,760
4.88%, 04/15/28		3,689	3,712,001
5.88%, 11/15/28		2,151	2,259,826
New Home Co., Inc., 7.25%, 10/15/25(b)		2,144	1,999,494
Newmont Corp., 2.60%, 07/15/32		3,095	2,603,531
Northern States Power Co., 4.50%, 06/01/52		4,429	4,160,473
Olympus Water U.S. Holding Corp., 7.13%, 10/01/27(b)		2,600	2,478,367
Oncor Electric Delivery Co. LLC, 4.10%, 11/15/48		2,589	2,283,007
ONEOK Partners LP, 4.90%, 03/15/25		9,738	9,684,933

Security		Par (000)	Value

United States (continued)
Oracle Corp.
1.65%, 03/25/26	USD	7,057	$6,480,011
2.30%, 03/25/28		5,101	4,563,122
2.95%, 04/01/30		3,205	2,839,234
4.65%, 05/06/30		823	806,797
2.88%, 03/25/31		7,239	6,238,671
Pacific Gas and Electric Co.
3.85%, 11/15/23		4,025	3,980,191
3.25%, 02/16/24		171	167,388
3.30%, 12/01/27		4,032	3,664,307
6.15%, 01/15/33		3,365	3,413,887
Paramount Global, (5-year CMT + 4.00%), 6.38%, 03/30/62(a)		4,100	3,516,816
Parker-Hannifin Corp., 3.65%, 06/15/24		3,709	3,653,705
Periama Holdings LLC, 5.95%, 04/19/26(c)		891	857,409
Pioneer Midco Notes, 10.50%, 11/18/30(d)		13,052	12,823,590
Pitney Bowes, Inc., 6.88%, 03/15/27(b)		12,648	9,729,411
Playtika Holding Corp., 4.25%, 03/15/29(b)		2,097	1,782,450
PPG Industries, Inc., 3.75%, 03/15/28		4,811	4,653,709
Prologis LP, 2.25%, 01/15/32		1,372	1,134,713
Rand Parent LLC, 8.50%, 02/15/30(b)		12,423	11,254,786
Regal Rexnord Corp., 6.05%, 02/15/26(b)		4,640	4,705,501
Republic Services, Inc., 4.88%, 04/01/29		1,854	1,892,225
Sabre Global, Inc.(b)
9.25%, 04/15/25		8,951	8,257,298
7.38%, 09/01/25		2,490	2,212,988
11.25%, 12/15/27		3,392	2,980,720
Sasol Financing USA LLC
4.38%, 09/18/26		414	373,971
8.75%, 05/03/29(b)(i)		2,283	2,292,132
5.50%, 03/18/31		974	805,863
Service Properties Trust
4.35%, 10/01/24		753	718,738
4.50%, 03/15/25		2,096	1,948,880
7.50%, 09/15/25		3,200	3,134,016
SK Battery America, Inc., 2.13%, 01/26/26(c)		1,326	1,168,786
Skyworks Solutions, Inc., 0.90%, 06/01/23		1,355	1,349,584
Sonder Secured Notes, 01/19/27(a)(d)(q)		21,900	18,971,905
Southern California Edison Co.
1.10%, 04/01/24		1,881	1,806,709
5.30%, 03/01/28		4,484	4,605,041
5.95%, 11/01/32		2,544	2,767,324
3.65%, 02/01/50		4,117	3,203,103
Spirit AeroSystems, Inc., 7.50%, 04/15/25(b)		4,894	4,862,175
Sprint LLC, 7.88%, 09/15/23		7,209	7,267,358
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/25(b)		1,967	1,954,459
Steel Dynamics, Inc., 5.00%, 12/15/26		428	429,368
Stem, Inc., 0.50%, 12/01/28(b)(p)		749	385,692
Stillwater Mining Co., 4.00%, 11/16/26(c)		1,701	1,525,903
Tap Rock Resources LLC, 7.00%, 10/01/26(b)		10,358	9,952,070
Texas Capital Bank NA, (3-mo. LIBOR US + 4.50%), 9.66%, 09/30/24(a)(b)		11,008	10,515,148
T-Mobile USA, Inc.
4.95%, 03/15/28		3,202	3,236,227
3.88%, 04/15/30		1,032	971,682
3.50%, 04/15/31		3,066	2,769,773
2.70%, 03/15/32		4,721	3,984,162
Topaz Solar Farms LLC, 5.75%, 09/30/39(b)		5,132	5,060,773
Tyson Foods, Inc., 4.00%, 03/01/26		5,658	5,551,577

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Union Pacific Corp., 3.00%, 04/15/27	USD	3,774	$3,613,803
UnitedHealth Group, Inc.
4.25%, 01/15/29		12,692	12,675,734
5.35%, 02/15/33		8,132	8,672,299
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/28(b)		4,951	4,737,596
Verizon Communications, Inc.
4.07%, 06/18/24	GBP	291	361,838
1.13%, 11/03/28		1,100	1,126,334
3.15%, 03/22/30	USD	6,190	5,599,301
2.55%, 03/21/31		13,005	11,072,321
Vertiv Group Corp., 4.13%, 11/15/28(b)		3,791	3,422,078
Viasat, Inc., 5.63%, 04/15/27(b)		5,359	4,970,473
VICI Properties LP/VICI Note Co., Inc., 5.63%, 05/01/24(b)		810	806,044
Vistra Operations Co. LLC(b)
5.13%, 05/13/25		2,675	2,615,667
5.63%, 02/15/27		10,588	10,326,452
VMware, Inc., 2.20%, 08/15/31		2,034	1,612,541
Walmart, Inc., 4.00%, 04/15/26		2,456	2,456,688
Waste Management, Inc., 1.15%, 03/15/28		4,926	4,254,665
Wells Fargo & Co.
1.38%, 10/26/26(c)	EUR	3,666	3,700,664
(1-day SOFR + 1.98%), 4.81%, 07/25/28(a)	USD	7,379	7,312,863
Western Digital Corp., 1.50%, 02/01/24		8,760	8,466,540
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/25(b)		565	557,163
Xerox Holdings Corp., 5.00%, 08/15/25(b)		12,389	11,805,028

			1,014,916,405

Total Corporate Bonds — 9.9% (Cost: $2,156,628,264)			1,805,494,191

Floating Rate Loan Interests(a)

Belgium — 0.1%
Apollo Finco, 2021 EUR Term Loan B, (3-mo. EURIBOR + 4.85%), 7.60%, 10/01/28	EUR	14,154	9,669,795

Canada — 0.1%
KDC/ONE Development Corp., Inc., 2020 EUR Term Loan B, (1-mo. EURIBOR + 5.00%), 8.02%, 12/22/25		22,946	24,991,624
Kronos Acquisition Holdings, Inc., 2021 1st Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.02%, 12/22/26	USD	1,905	1,870,752

			26,862,376

France — 0.2%
Babilou Group, 2021 EUR Term Loan B, (3-mo. EURIBOR + 4.00%), 7.05%, 11/17/27	EUR	26,693	28,562,698

Germany — 0.1%
Iris BidCo GmbH, EUR Term Loan B, (3-mo. EURIBOR + 5.00%), 8.24%, 06/29/28		12,289	11,710,748

Security		Par (000)	Value

Jersey(d) — 0.1%
Vita Global Finco Ltd.
EUR Term Loan B, (6-mo. EURIBOR + 7.00%), 9.44%, 07/06/27	EUR	8,658	$8,752,684
GBP Incremental Term Loan, (1-day SONIA + 7.00%), 10.93%, 07/06/27	GBP	5,194	5,989,618

			14,742,302

Luxembourg — 0.3%
Galapagos SA, 2023 EUR Term Loan, (3-mo. EURIBOR + 3.90%), 6.95%, 03/01/26(d)	EUR	15,708	17,308,329
Luxembourg Life Fund(d)
2021 1st Lien Delayed Draw Term Loan, 05/27/26(q)		1,971	1,951,214
2021 1st Lien Term Loan, (1-mo. LIBOR US + 9.25%), 14.27%, 05/27/26	USD	12,346	10,386,096
Speed Midco 3 SARL, EUR Term Loan B1, 04/26/29(q)	EUR	19,238	21,039,493

			50,685,132

Netherlands — 0.4%
Cypher Bidco, EUR Term Loan, (6-mo. EURIBOR + 4.50%), 8.10%, 12/30/28(d)		19,970	20,438,118
Median B V, 2021 EUR Term Loan B, (6-mo. EURIBOR + 5.00%), 7.75%, 10/14/27		14,250	13,692,215
Ziggo BV, 2019 EUR Term Loan H, (6-mo. EURIBOR + 3.00%), 6.10%, 01/31/29		39,843	41,645,779

			75,776,112

Spain — 0.1%
Promontoria Challenger I SA, EUR Term Loan, (1-mo. EURIBOR + 3.25%), 5.90%, 12/20/24(d)		19,692	21,347,227

Sweden — 0.0%
OptiGroup, EUR Term Loan B1, (3-mo. EURIBOR + 5.25%), 8.23%		9,165	9,565,594

United Kingdom — 0.3%
CML Project Horizons, GBP Term Loan, (1-day SONIA + 3.75%), 7.93%, 03/05/28	GBP	15,221	19,032,809
Mercia(d)
GBP Term Loan A1, (3-mo. SONIA Compounded + 2.40%), 6.48%, 04/09/26		6,259	7,793,233
GBP Term Loan A2, (3-mo. SONIA Compounded + 2.40%), 6.48%, 04/09/26		19,085	23,762,419
GBP Term Loan B1, (3-mo. SONIA Compounded + 2.40%), 6.48%, 04/09/26		1,099	1,368,794

			51,957,255

United States — 2.0%
Aimbridge Acquisition Co., Inc., 2020 Incremental Term Loan B, (1-mo. LIBOR US at 0.75% Floor + 4.75%), 9.76%, 02/02/26	USD	9,094	8,612,182
Alorica, Inc., 12/21/27(d)(q)		11,064	10,953,756
Altar Bidco, Inc., 2021 2nd Lien Term Loan, (12-mo. CME Term SOFR at 0.50% Floor + 5.60%), 10.49%, 02/01/30		9,627	8,426,385
American Auto Auction Group, LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.05%, 12/30/27		1,721	1,496,905

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	25

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Avaya, Inc., 2022 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 10.00%), 14.83%, 12/15/27	USD	428	$98,172
City Brewing Co. LLC, Closing Date Term Loan, (3-mo. LIBOR US at 0.75% Floor + 3.50%), 8.76%, 04/05/28		2,643	1,039,221
CML Hyatt Lost Pines, Term Loan, (1-mo. LIBOR US + 3.43%), 8.33%, 09/09/26(d)		16,300	15,959,671
CML La Quinta Resort, Term Loan, (3-mo. LIBOR US + 3.20%), 8.46%, 12/09/26(d)		15,500	15,005,114
CML Lake Tahoe Resort Hotel, Term Loan, (2- mo. LIBOR US + 3.01%), 3.16%, 10/25/26(d)		11,574	11,160,880
CML Paradise Plaza, Term Loan, (3-mo. LIBOR US + 3.60%), 8.46%, 12/07/26(d)		14,855	14,387,467
CML ST Regis Aspen, Term Loan, (1-mo. LIBOR US at 1.00% Floor + 2.90%), 7.85%, 02/09/27(d)		17,543	17,882,903
CML Trigrams, Term Loan, (1-mo. LIBOR US + 2.25%), 6.96%, 09/15/24(d)		27,602	27,470,649
Digital Room Holdings, Inc., 2021 Term Loan, (1-mo. LIBOR US at 0.50% Floor + 5.25%), 10.27%, 12/21/28		3,596	3,211,410
DirecTV Financing LLC, Term Loan, (1-mo. LIBOR US at 0.75% Floor + 5.00%), 10.02%, 08/02/27		5,574	5,342,394
DS Parent, Inc., Term Loan, (3-mo. LIBOR US at 0.75% Floor + 5.75%), 10.79%, 12/10/28		5,523	5,391,646
ECL Entertainment LLC, Term Loan, (1-mo. LIBOR US at 0.75% Floor + 7.50%), 12.60%, 05/01/28		7,990	7,915,212
Emerald Electronics Manufacturing Services, Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 6.25%), 11.33%, 12/29/27		4,272	3,967,132
Galaxy Universal LLC, 1st Lien Term Loan, (3- mo. LIBOR US at 1.00% Floor + 5.75%), 10.98%, 11/12/26(d)		18,641	17,965,887
GoTo Group, Inc., Term Loan B, (1-mo. LIBOR US + 4.75%), 9.77%, 08/31/27		12,403	7,581,072
Green Plains Operating Co. LLC, Term Loan, (3-mo. LIBOR US + 8.00%), 10.51%, 07/20/26(d)		15,919	15,919,000
Hilton Worldwide Finance LLC, 2019 Term Loan B2, (1-mo. CME Term SOFR + 1.75%), 6.82%, 06/22/26		19,245	19,202,931
Hydrofarm Holdings LLC, 2021 Term Loan, (1- mo. LIBOR US at -4.50% Floor + 5.50%), 10.53%, 09/27/28(d)		2,718	2,364,312
Indy U.S. Holdco LLC, 2023 EUR Incremental Term Loan B, 03/06/28(q)	EUR	28,689	28,925,366
J&J Ventures Gaming LLC, Term Loan, (3-mo. LIBOR US at 0.75% Floor + 4.00%), 9.16%, 04/26/28	USD	4,093	3,983,088
Jack Ohio Finance LLC, Term Loan, (1-mo. LIBOR US at 0.75% Floor + 4.75%), 9.77%, 10/04/28		2,110	2,020,662
Maverick Gaming LLC, Term Loan B, (3-mo. LIBOR US at 1.00% Floor + 7.50%), 12.45%, 09/03/26		3,507	2,701,599

Security		Par (000)	Value

United States (continued)
Naked Juice LLC, 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.00%, 01/24/30	USD	523	$392,250
Opendoor GP II LLC, Mezzanine Term Loan, 10.00%, 01/23/26(d)		22,419	21,073,972
OVG Business Services LLC, Initial Term Loan, (1-mo. LIBOR US at 1.00% Floor + 6.25%), 11.28%, 10/13/28		7,141	6,899,866
Profrac Services LLC, 2022 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 7.25%), 12.42%, 03/04/25		5,802	5,734,618
Quartz Acquireco LLC, Term Loan B, 04/14/30(d)(q)		3,395	3,378,025
Redstone Holdco 2 LP
2021 2nd Lien Term Loan, (3-mo. LIBOR US at 0.75% Floor + 7.75%), 13.04%, 04/27/29		6,772	3,985,322
2021 Term Loan, (3-mo. LIBOR US at 0.75% Floor + 4.75%), 10.01%, 04/27/28		9,258	7,822,901
Roper Industrial Products Investment Co., USD Term Loan, (3-mo. CME Term SOFR + 4.50%), 9.40%, 11/22/29		9,500	9,433,215
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (1-mo. LIBOR US at 0.75% Floor + 4.00%), 9.02%, 03/16/27		5,738	5,610,659
Sheraton Austin, CML Term Loan, (1-mo. LIBOR US + 3.48%), 8.33%, 06/01/26(d)		13,541	13,190,554
Signal Parent, Inc., Term Loan B, (1-mo. LIBOR US at 0.75% Floor + 3.50%), 8.58%, 04/03/28		4,182	2,809,213
Starwood Property Trust, Inc., 2021 Term Loan, (1-mo. LIBOR US at 0.50% Floor + 3.05%), 7.81%, 06/09/26(d)		18,203	17,420,036
Talen Energy Supply LLC, 2022 DIP Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 9.52%, 11/10/23		10,446	10,451,223
Vaco Holdings LLC, 2022 Term Loan, (3-mo. CME Term SOFR + 5.00%), 10.05%, 01/21/29		4,271	4,245,312

			371,432,182

Total Floating Rate Loan Interests — 3.7% (Cost: $712,061,037)			672,311,421

Foreign Government and Agency Obligations

Argentina — 0.1%
Argentine Republic Government International Bond
0.75%, 07/09/23(r)		35,805	8,700,673
3.63%, 07/09/23(r)		44,033	9,791,988
4.25%, 07/09/23(r)		14,865	4,104,521
1.00%, 07/09/29		3,751	889,145

			23,486,327

Bahrain — 0.0%
Bahrain Government International Bond, 5.45%, 09/16/32(c)		1,402	1,251,110

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Brazil — 0.8%
Brazil Letras do Tesouro Nacional, 0.00%, 07/01/24(s)	591,234	$103,283,875
Brazil Notas do Tesouro Nacional
10.00%, 01/01/25	124,938	24,286,662
Series F, 10.00%, 01/01/27	55,391	10,532,379

		138,102,916

Canada — 0.5%
Canadian Government Bond, 0.25%, 03/01/26	142,065	96,079,078

Chile — 0.0%
Chile Government International Bond, 4.34%, 03/07/42	2,267	2,059,144

Colombia — 0.2%
Colombia Government International Bond
4.50%, 01/28/26	3,572	3,386,256
3.88%, 04/25/27	1,811	1,626,844
3.13%, 04/15/31	4,564	3,378,216
8.00%, 04/20/33	2,105	2,096,185
Colombian TES
5.75%, 11/03/27	27,261,200	4,672,093
7.00%, 06/30/32	114,641,600	17,901,342
Series B, 7.00%, 03/26/31	45,709,300	7,397,478

		40,458,414

Czech Republic — 0.4%
Czech Republic Government Bond
5.50%, 12/12/28	215,160	10,481,538
5.00%, 09/30/30	899,940	43,291,086
1.20%, 03/13/31	518,020	18,998,712

		72,771,336

Dominican Republic — 0.1%
Dominican Republic International Bond
6.88%, 01/29/26(c)	1,477	1,503,125
5.95%, 01/25/27(c)	2,074	2,054,945
5.50%, 02/22/29(b)	1,244	1,183,588
4.50%, 01/30/30(b)	2,367	2,090,061
7.05%, 02/03/31(b)	655	665,030
4.88%, 09/23/32(b)	3,821	3,284,388

		10,781,137

Egypt(b) — 0.0%
Egypt Government International Bond
8.50%, 01/31/47	1,099	578,555
7.50%, 02/16/61	1,244	619,512

		1,198,067

Guatemala — 0.0%
Guatemala Government Bond
4.50%, 05/03/26(c)	1,188	1,158,523
5.25%, 08/10/29(c)	2,070	2,014,757
5.25%, 08/10/29(b)	1,082	1,053,124
3.70%, 10/07/33(c)	1,977	1,649,312
4.65%, 10/07/41(b)	259	211,295

		6,087,011

Security	Par (000)	Value

Hong Kong — 0.0%
Hong Kong Government International Bond
4.50%, 01/11/28	250	$256,862
4.63%, 01/11/33(c)	200	212,466

		469,328

Hungary — 0.0%
Hungary Government International Bond
5.38%, 03/25/24	368	368,299
5.25%, 06/16/29(b)	2,199	2,174,673

		2,542,972

Indonesia — 0.4%
Indonesia Government International Bond
4.55%, 01/11/28	200	200,975
4.65%, 09/20/32	4,355	4,363,982
4.85%, 01/11/33	200	202,850
5.65%, 01/11/53	200	211,038
Indonesia Treasury Bond
8.25%, 05/15/36	309,590,000	23,477,769
7.13%, 06/15/38	612,456,000	42,699,497
Perusahaan Penerbit SBSN Indonesia III, 4.40%, 06/06/27(b)	1,151	1,153,374

		72,309,485

Ivory Coast — 0.0%
Ivory Coast Government International Bond, 6.38%, 03/03/28(c)	3,867	3,681,626

Japan — 0.2%
Japan Treasury Discount Bills, (0.35%), 06/05/23(t)	5,255,250	38,578,297

Jordan — 0.0%
Jordan Government International Bond, 4.95%, 07/07/25(c)	852	818,346

Mexico — 0.8%
Mexican Bonos, Series M, 7.75%, 05/29/31	1,540,218	80,519,737
Mexico Bonos
7.50%, 05/26/33	684,171	34,790,563
Series M-20, 8.50%, 05/31/29	378,206	20,752,445
Mexico Government International Bond
3.75%, 01/11/28	2,037	1,966,724
2.66%, 05/24/31	4,408	3,724,209
4.88%, 05/19/33	871	843,400
6.35%, 02/09/35	395	422,724
6.34%, 05/04/53	385	396,935

		143,416,737

Morocco — 0.0%
Morocco Government International Bonds, 5.95%, 03/08/28(b)	964	988,582

Nigeria — 0.0%
Nigeria Government International Bond
8.38%, 03/24/29(b)	1,336	1,085,751
7.63%, 11/28/47(c)	2,004	1,244,734

		2,330,485

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	27

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oman(c) — 0.0%
Oman Government International Bond
6.50%, 03/08/47	2,074	$1,940,875
6.75%, 01/17/48	2,489	2,402,352

		4,343,227

Panama — 0.1%
Panama Government International Bond
3.88%, 03/17/28	2,021	1,945,591
3.16%, 01/23/30	2,690	2,376,111
6.40%, 02/14/35	2,292	2,423,503
6.85%, 03/28/54	1,960	2,043,300

		8,788,505

Paraguay — 0.0%
Paraguay Government International Bond
4.95%, 04/28/31(b)	435	420,265
5.60%, 03/13/48(c)	1,757	1,534,959
5.40%, 03/30/50(c)	2,626	2,237,516

		4,192,740

Peru — 0.0%
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25(c)	2,203	2,136,635
Peruvian Government International Bond
2.78%, 01/23/31	2,043	1,768,855
1.86%, 12/01/32	3,894	3,010,062

		6,915,552

Philippines — 0.0%
Philippines Government International Bond, 2.65%, 12/10/45	1,200	832,350

Poland — 0.0%
Republic of Poland Government International
Bond
4.88%, 10/04/33	879	892,350
4.25%, 02/14/43(c)	1,170	1,245,551
5.50%, 04/04/53	1,345	1,396,530

		3,534,431

Romania — 0.1%
Romanian Government International Bond
5.25%, 11/25/27(b)	2,190	2,160,983
2.88%, 03/11/29(c)	2,273	2,150,529
2.50%, 02/08/30(c)	2,392	2,123,917
2.12%, 07/16/31(c)	1,323	1,076,778

		7,512,207

Saudi Arabia — 0.1%
Saudi Government International Bond
4.75%, 01/18/28(b)	1,445	1,470,558
4.50%, 04/17/30(c)	2,553	2,575,818
2.25%, 02/02/33(c)	1,896	1,576,406
5.00%, 01/18/53(b)	1,940	1,837,301

		7,460,083

Senegal — 0.0%
Senegal Government International Bond, 6.25%, 05/23/33(c)	1,300	1,020,337

South Africa — 0.3%
Republic of South Africa Government International Bond
4.85%, 09/30/29	1,804	1,618,301
8.25%, 03/31/32	172,088	8,015,757

Security	Par (000)	Value

South Africa (continued)
Republic of South Africa Government International Bond (continued)
5.88%, 04/20/32	1,742	$1,581,192
9.00%, 01/31/40	635,107	27,554,351
8.75%, 01/31/44	115,982	4,811,088
5.00%, 10/12/46	2,881	1,958,720
Series 2030, 8.00%, 01/31/30	252,928	12,379,315

		57,918,724

South Korea — 0.0%
Korea National Oil Corp.
4.75%, 04/03/26(c)	200	199,306
4.88%, 04/03/28	200	202,342

		401,648

Spain(b)(c) — 3.1%
Spain Government Bond
2.55%, 10/31/32	247,731	256,241,538
3.15%, 04/30/33	214,661	232,146,381
3.90%, 07/30/39	23,177	25,961,365
2.90%, 10/31/46	22,348	21,224,620
3.45%, 07/30/66	24,603	24,307,419

		559,881,323

Ukraine(e)(n) — 0.0%
Ukraine Government International Bond
7.75%, 09/01/25(c)	1,244	236,593
7.75%, 09/01/26(c)	3,515	598,209
7.25%, 03/15/35(b)	3,049	494,129

		1,328,931

Uruguay — 0.0%
Uruguay Government International Bond, 5.75%, 10/28/34	2,256	2,504,583

Total Foreign Government and Agency Obligations — 7.2% (Cost: $1,370,280,928)		1,324,045,039

	Shares

Investment Companies

United States — 2.4%
Industrial Select Sector SPDR Fund(g)	112,009	11,200,900
Invesco QQQ Trust, Series 1(g)	597,700	192,794,112
iShares 0-5 Year TIPS Bond ETF(f)(g)	190,821	18,921,810
iShares Biotechnology ETF(f)(g)	19,698	2,570,786
iShares China Large-Cap ETF(f)	68,909	1,952,192
iShares iBoxx $ Investment Grade Corporate Bond ETF(f)	660,826	72,644,602
iShares JP Morgan USD Emerging Markets Bond ETF(f)	273,736	23,582,357
iShares Latin America 40 ETF(f)(g)	371,046	9,124,021
iShares MSCI Brazil ETF(f)(g)	436,853	12,349,834
iShares MSCI Emerging Markets ETF(f)	56,435	2,208,302
KraneShares CSI China Internet ETF(e)	639,593	17,883,020
SPDR Bloomberg High Yield Bond ETF(g)	95,958	8,875,156
SPDR Gold Shares, B Shares(e)(k)	228,889	42,298,687

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Shares	Value

United States (continued)
VanEck Semiconductor ETF(e)(g)		29,977	$7,411,813
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF(g)		403,122	10,134,487

Total Investment Companies — 2.4% (Cost: $409,197,659)			433,952,079

		Par (000)

Non-Agency Mortgage-Backed Securities

Cayman Islands(a)(b) — 0.0%
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL4, Class A, (1-mo. LIBOR US + 1.35%), 6.30%, 11/15/36	USD	656	640,754
FS Rialto, Series 2021-FL3, Class A, (1-mo. LIBOR US + 1.25%), 6.20%, 11/16/36		389	381,961
Greystone CRE Notes Ltd., Series 2021-FL3, Class A, (1-mo. CME Term SOFR + 1.13%), 6.02%, 07/15/39		3,594	3,488,607
MF1 Ltd., Series 2021-FL6, Class A, (1-mo. LIBOR US + 1.10%), 6.06%, 07/16/36		2,970	2,912,817

			7,424,139

United States — 3.5%
1211 Avenue of the Americas Trust, Series 2015-1211, Class D, 4.28%, 08/10/35(a)(b)		4,330	3,625,463
Ajax Mortgage Loan Trust(a)(b)
Series 2021-E, Class A1, 1.74%, 12/25/60		22,771	19,747,363
Series 2021-E, Class A2, 2.69%, 12/25/60		3,304	2,755,805
Series 2021-E, Class B1, 3.73%, 12/25/60		2,184	1,792,195
Series 2021-E, Class M1, 2.94%, 12/25/60		1,332	1,076,245
Alen Mortgage Trust, Series 2021-ACEN, Class D, (1-mo. LIBOR US + 3.10%), 8.05%, 04/15/34(a)(b)		5,222	3,817,874
Arbor Multifamily Mortgage Securities Trust, Series E, Class E, 1.75%, 05/15/53(b)		1,650	885,390
Arbor Realty Commercial Real Estate Notes Ltd., Series 2022-FL2, Class A, (1-mo. CME Term SOFR + 1.85%), 6.74%, 05/15/37(a)(b)		8,034	7,907,201
BAMLL Commercial Mortgage Securities Trust(a)(b)
Class A, (1-mo. LIBOR US + 0.85%), 5.80%, 09/15/34		2,468	2,446,435
Series 2015-200P, Class D, 3.72%, 04/14/33		730	648,487
Bank, Series 2017-BNK9, Class A4, 3.54%, 11/15/54		1,990	1,866,236
Bayview Commercial Asset Trust(a)(b)
Series 2005-3A, Class M6, (1-mo. LIBOR US + 1.05%), 5.72%, 11/25/35		333	299,440
Series 2006-3A, Class M1, (1-mo. LIBOR US + 0.51%), 5.53%, 10/25/36		377	348,539
BBCMS Mortgage Trust(a)(b)
Series 2017-DELC, Class E, (1-mo. LIBOR US + 2.63%), 7.57%, 08/15/36		1,677	1,660,050
Series 2018-TALL, Class C, (1-mo. LIBOR US + 1.27%), 6.22%, 03/15/37		4,880	3,789,590

Security		Par (000)	Value

United States (continued)
Beast Mortgage Trust(a)(b)
Series 2021-SSCP, Class A, (1-mo. LIBOR US + 0.75%), 5.70%, 04/15/36	USD	1,955	$1,860,699
Series 2021-SSCP, Class B, (1-mo. LIBOR US + 1.10%), 6.05%, 04/15/36		4,812	4,595,330
Series 2021-SSCP, Class C, (1-mo. LIBOR US + 1.35%), 6.30%, 04/15/36		5,803	5,526,453
Series 2021-SSCP, Class D, (1-mo. LIBOR US + 1.60%), 6.55%, 04/15/36		5,329	5,018,341
Series 2021-SSCP, Class E, (1-mo. LIBOR US + 2.10%), 7.05%, 04/15/36		4,614	4,317,339
Series 2021-SSCP, Class F, (1-mo. LIBOR US + 2.90%), 7.85%, 04/15/36		4,410	4,169,250
Series 2021-SSCP, Class G, (1-mo. LIBOR US + 3.80%), 8.75%, 04/15/36		4,993	4,717,774
Series 2021-SSCP, Class H, (1-mo. LIBOR US + 4.90%), 9.85%, 04/15/36		3,541	3,349,435
Benchmark Mortgage Trust
Series 2021-B23, Class XA, 1.38%, 02/15/54(a)		54,678	3,676,096
Series 2021-B25, Class A5, 2.58%, 04/15/54		5,050	4,186,068
BHMS Mortgage Trust(a)(b)
Series 2018-ATLS, Class A, (1-mo. LIBOR US + 1.25%), 6.20%, 07/15/35		6,720	6,475,879
Series 2018-ATLS, Class C, (1-mo. LIBOR US + 1.90%), 6.85%, 07/15/35		1,583	1,494,139
BOCA Commercial Mortgage Trust, Series 2022- BOCA, Class A, (1-mo. CME Term SOFR + 1.77%), 6.66%, 05/15/39(a)(b)		2,411	2,377,752
BWAY Mortgage Trust, Series 2013-1515, Class D, 3.63%, 03/10/33(b)		3,735	3,417,027
BX Commercial Mortgage Trust(b)
Series 2019-XL, Class A, (1-mo. CME Term SOFR + 1.03%), 5.92%, 10/15/36(a)		2,254	2,230,312
Series 2019-XL, Class G, (1-mo. CME Term SOFR + 2.41%), 7.30%, 10/15/36(a)		8,011	7,757,158
Series 2019-XL, Class J, (1-mo. CME Term SOFR + 2.76%), 7.65%, 10/15/36(a)		10,664	10,262,571
Series 2020-VIV4, Class A, 2.84%, 03/09/44		1,425	1,203,679
Series 2020-VKNG, Class G, (1-mo. CME Term SOFR + 3.36%), 8.25%, 10/15/37(a)		1,050	986,458
Series 2021-NWM, Class A, (1-mo. CME Term SOFR + 1.02%), 5.91%, 02/15/33(a)		18,808	18,235,190
Series 2021-NWM, Class B, (1-mo. CME Term SOFR + 2.26%), 7.15%, 02/15/33(a)		11,028	10,787,049
Series 2021-NWM, Class C, (1-mo. CME Term SOFR + 4.36%), 9.25%, 02/15/33(a)		7,282	7,104,066
Series 2021-SOAR, Class G, (1-mo. LIBOR US + 2.80%), 7.75%, 06/15/38(a)		8,923	8,289,707
Series 2021-VINO, Class F, (1-mo. LIBOR US + 2.80%), 7.75%, 05/15/38(a)		10,351	9,599,070
Series 2021-XL2, Class A, (1-mo. LIBOR US + 0.69%), 5.64%, 10/15/38(a)		2,809	2,707,792
Series 2021-XL2, Class F, (1-mo. LIBOR US + 2.24%), 7.19%, 10/15/38(a)		15,203	14,289,455
BX Trust(a)(b)
Series 2019-OC11, Class D, 4.08%, 12/09/41		8,408	7,119,667
Series 2019-OC11, Class E, 4.08%, 12/09/41		11,784	9,652,775

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	29

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
BX Trust(a)(b) (continued)
Series 2021-ARIA, Class E, (1-mo. LIBOR US + 2.24%), 7.19%, 10/15/36	USD	9,187	$8,499,938
Series 2021-MFM1, Class E, (1-mo. CME Term SOFR + 2.36%), 7.25%, 01/15/34		2,857	2,717,498
Series 2021-MFM1, Class F, (1-mo. CME Term SOFR + 3.11%), 8.00%, 01/15/34		4,431	4,152,671
CAMB Commercial Mortgage Trust, Series 2019- LIFE, Class E, (1-mo. LIBOR US + 2.15%), 7.10%, 12/15/37(a)(b)		1,358	1,309,812
CD Mortgage Trust, Series 2017-CD6, Class B, 3.91%, 11/13/50(a)		864	767,560
Citigroup Commercial Mortgage Trust, Series 2018-C6, Class A4, 4.41%, 11/10/51		2,000	1,936,045
Cold Storage Trust, Class A, (1-mo. LIBOR US + 0.90%), 5.85%, 11/15/37(a)(b)		6,007	5,871,442
Commercial Mortgage Trust, Series 2014-CR21, Class A3, 3.53%, 12/10/47		3,705	3,575,434
Credit Suisse Mortgage Capital Certificates Trust(b) 4.83%, 02/15/27		11,900	11,651,776
Series 2019-ICE4, Class B, (1-mo. LIBOR US + 1.23%), 6.18%, 05/15/36(a)		1,761	1,739,457
Series 2019-ICE4, Class C, (1-mo. LIBOR US + 1.43%), 6.38%, 05/15/36(a)		1,824	1,796,760
Series 2019-ICE4, Class D, (1-mo. LIBOR US + 1.60%), 6.55%, 05/15/36(a)		5,882	5,789,752
Series 2019-ICE4, Class E, (1-mo. LIBOR US + 2.15%), 7.10%, 05/15/36(a)		5,398	5,287,890
Series 2019-ICE4, Class F, (1-mo. LIBOR US + 2.65%), 7.60%, 05/15/36(a)		8,115	7,912,063
CSAIL Commercial Mortgage Trust
Series 2020-C19, Class A3, 2.56%, 03/15/53		11,759	10,008,076
Series C, Class C5, 4.80%, 11/15/48(a)		640	586,636
Csmc Trust(b)
Series 2020-FACT, Class E, (1-mo. LIBOR US + 4.86%), 9.81%, 10/15/37(a)		1,513	1,354,553
Series 2020-NET, Class A, 2.26%, 08/15/37		3,944	3,557,466
DBGS Mortgage Trust(a)(b)
Series 2018-BIOD, Class A, (1-mo. LIBOR US + 0.80%), 5.75%, 05/15/35		786	773,962
Series 2018-BIOD, Class D, (1-mo. LIBOR US + 1.30%), 6.25%, 05/15/35		1,865	1,813,525
Series 2018-BIOD, Class F, (1-mo. LIBOR US + 2.00%), 6.95%, 05/15/35		7,767	7,415,497
DBWF Mortgage Trust(a)(b)
Series 2018-GLKS, Class B, (1-mo. LIBOR US + 1.45%), 6.40%, 12/19/30		2,175	2,122,733
Series 2018-GLKS, Class C, (1-mo. LIBOR US + 1.85%), 6.80%, 12/19/30		1,650	1,608,599
ELP Commercial Mortgage Trust, Series 2021- ELP, Class F, (1-mo. LIBOR US + 2.67%), 7.62%, 11/15/38(a)(b)		6,593	6,213,488
Extended Stay America Trust(a)(b)
Series 2021-ESH, Class D, (1-mo. LIBOR US + 2.25%), 7.20%, 07/15/38		13,923	13,365,525
Series 2021-ESH, Class E, (1-mo. LIBOR US + 2.85%), 7.80%, 07/15/38		9,733	9,245,183

Security		Par (000)	Value

United States (continued)
Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2022-DNA1, Class B1, (30-day Avg SOFR + 3.40%), 8.22%, 01/25/42(a)(b)	USD	2,121	$1,978,121
FS Rialto Issuer LLC, Series 2022-FL6, Class A, (1-mo. CME Term SOFR + 2.58%), 7.50%, 08/17/37(a)(b)		8,341	8,289,210
GCT Commercial Mortgage Trust, Series 2021- GCT D, Class D, (1-mo. LIBOR US + 2.35%), 7.30%, 02/15/38(a)(b)		810	564,346
GS Mortgage Securities Corp. Trust(a)(b)
Series 2021-DM, Class E, (1-mo. LIBOR US + 2.94%), 7.88%, 11/15/36		12,756	11,965,875
Series 2021-ROSS, Class A, (1-mo. LIBOR US + 1.15%), 6.10%, 05/15/26		1,480	1,334,828
Series 2022-ECI, Class A, (1-mo. CME Term SOFR + 2.19%), 7.08%, 08/15/39		1,358	1,351,274
GS Mortgage Securities Trust
Series 2020-GC47, Class AS, 2.73%, 05/12/53		4,426	3,656,601
Series 2020-GSA2, Class XA, 1.84%, 12/12/53(a)(b)		2,190	199,402
Series 2021-IP, Class A, (1-mo. LIBOR US + 0.95%), 5.90%, 10/15/36(a)(b)		1,493	1,398,017
Hudson Yards Mortgage Trust, Series 2016- 10HY, Class E, 3.08%, 08/10/38(a)(b)		897	743,907
Independence Plaza Trust, Series 2018-INDP, Class B, 3.91%, 07/10/35(b)		2,215	2,073,003
JP Morgan Chase Commercial Mortgage Securities Trust(a)(b)
Series 2018-WPT, Class DFL, (1-mo. LIBOR US + 2.50%), 7.36%, 07/05/33		1,253	1,089,790
Series 2021-INV5, Class F, (1-mo. LIBOR US + 2.95%), 7.90%, 04/15/38		3,330	3,122,380
Series 2021-MHC, Class E, (1-mo. LIBOR US + 2.45%), 7.40%, 04/15/38		7,630	7,209,305
Series 2022-NXSS, Class A, (1-mo. CME Term SOFR + 2.18%), 7.07%, 09/15/39		1,795	1,790,490
Series 2022-OPO, Class C, 3.56%, 01/05/39		3,082	2,410,604
JP Morgan Mortgage Trust(a)(b)
Series 2021-INV7, Class A2A, 2.50%, 12/25/51		69,044	56,729,100
Series 2021-INV7, Class A3A, 2.50%, 02/25/52		27,272	23,990,510
Series 2021-INV7, Class A4A, 2.50%, 02/25/52		10,574	7,259,728
JPMCC Commercial Mortgage Securities Trust, Series 2019-COR4, Class A5, 4.03%, 03/10/52		4,308	4,091,843
KKR Industrial Portfolio Trust, Series 2021- KDIP, Class A, (1-mo. CME Term SOFR + 0.66%), 5.55%, 12/15/37(a)(b)		1,900	1,845,961
LUXE Trust, Series 2021-TRIP, Class E, (1-mo. LIBOR US + 2.75%), 7.70%, 10/15/38(a)(b)		1,215	1,150,299
MCM Trust, 3.00%, 08/25/28(d)		6,479	4,263,504
MED Trust(a)(b)
Series 2021, Class A, (1-mo. LIBOR US + 0.95%), 5.90%, 11/15/38		1,587	1,539,608

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
MED Trust(a)(b) (continued)
Series 2021, Class F, (1-mo. LIBOR US + 4.00%), 8.95%, 11/15/38	USD	16,361	$15,280,832
Series 2021, Class G, (1-mo. LIBOR US + 5.25%), 10.20%, 11/15/38		17,580	16,151,418
MF1 Trust, Series 2021-W10, Class F, (1-mo. CME Term SOFR + 3.37%), 8.26%, 12/15/34(a)(b)		8,512	7,860,985
MHC Commercial Mortgage Trust(a)(b)
Series 2021-MHC, Class E, (1-mo. CME Term SOFR + 2.22%), 7.11%, 04/15/38		11,590	11,039,258
Series 2021-MHC, Class F, (1-mo. CME Term SOFR + 2.72%), 7.61%, 04/15/38		2,225	2,108,145
MHP Trust, Series 2021-STOR, Class G, (1-mo. LIBOR US + 2.75%), 7.70%, 07/15/38(a)(b)		3,936	3,679,209
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C24, Class C, 4.47%, 05/15/48(a)		647	590,711
Series 2016-C32, Class A4, 3.72%, 12/15/49		3,377	3,205,810
Morgan Stanley Capital I Trust
Series 2018-MP, Class A, 4.42%, 07/11/40(a)(b)		2,110	1,751,732
Series 2020-L4, Class A3, 2.70%, 02/15/53		2,855	2,460,540
PKHL Commercial Mortgage Trust, Series 2021- MF, Class F, (1-mo. LIBOR US + 3.35%), 8.30%, 07/15/38(a)(b)		1,881	1,730,577
Ready Capital Mortgage Financing LLC, Series 2022-FL10, Class A, (1-mo. CME Term SOFR + 2.55%), 7.53%, 10/25/39(a)(b)		12,457	12,348,022
RIAL Issuer Ltd., Series 2022-FL8, Class A, (1-mo. CME Term SOFR + 2.25%), 7.14%, 01/19/37(a)(b)		4,557	4,477,252
SREIT Trust(a)(b)
Series 2021-MFP, Class A, (1-mo. LIBOR US + 0.73%), 5.68%, 11/15/38		1,605	1,549,154
Series 2021-MFP, Class F, (1-mo. LIBOR US + 2.62%), 7.57%, 11/15/38		9,828	9,182,340
Series 2021-MFP2, Class F, (1-mo. LIBOR US + 2.62%), 7.57%, 11/15/36		4,565	4,279,378
Starwood Trust, Series 2021-FLWR, Class E, (1-mo. LIBOR US + 1.92%), 6.87%, 07/15/36(a)(b)		3,290	3,059,309
TVC DSCR(d)
0.00%, 02/01/51		6,340	5,532,358
2.33%, 02/01/51		25,362	23,609,130
UBS Commercial Mortgage Trust, Series 2019- C17, Class A4, 2.92%, 10/15/52		1,175	1,033,119
VNDO Trust, Series 2016-350P, Class D, 4.03%, 01/10/35(a)(b)		2,150	1,878,923
Wells Fargo Commercial Mortgage Trust(a)
Series 2015-C28, Class AS, 3.87%, 05/15/48		3,230	3,092,494
Series 2017-C38, Class C, 3.90%, 07/15/50		1,305	1,092,076
Series 2017-C41, Class B, 4.19%, 11/15/50		3,149	2,785,839

Security		Par (000)	Value

United States (continued)
Wells Fargo Commercial Mortgage Trust(a) (continued)
Series 2018-1745, Class A, 3.87%, 06/15/36(b)	USD	2,162	$1,894,679
Series 2020-C58, Class XA, 1.93%, 07/15/53		30,377	2,989,836
Series 2021-C59, Class XA, 1.66%, 04/15/54		24,889	2,099,660

			635,956,677

Total Non-Agency Mortgage-Backed Securities — 3.5% (Cost: $707,812,579)			643,380,816

		Benefical Interest (000)

Other Interests

Canada — 0.1%
Sprott Private Resource Streaming(d)(u)	USD	21,280	23,671,478

Total Other Interests — 0.1% (Cost: $21,471,327)			23,671,478

		Par (000)

Preferred Securities

Capital Trusts — 0.0%(a)(o)

Mexico — 0.0%
Banco Mercantil del Norte SA, 5.88%(b)	USD	1,037	898,950

Philippines — 0.0%
Rizal Commercial Banking Corp., 6.50%(c)		1,000	886,250

Thailand — 0.0%
Kasikornbank PCL, 5.28%(c)		300	278,681

United States — 0.0%
USB Capital IX, 6.28%		3,935	3,108,903

			5,172,784

		Shares

Preferred Stocks — 2.9%

Brazil — 0.1%
Neon Pagamentos SA, Series F(d)		39,435	20,999,926

China — 0.3%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $33,821,714)(d)(h)		308,665	52,900,498

Finland — 0.0%
Aiven, Series D(d)		86,562	6,929,288

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	31

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany — 0.3%
Dr Ing hc F Porsche AG(g)	197,579	$24,740,628
Volkswagen AG, Preference Shares	10,159	1,387,209
Volocopter GmbH, Series D-2, (Acquired 03/03/21, Cost: $22,418,516)(d)(h)	4,218	27,247,683

		53,375,520

India — 0.0%
Think & Learn Private Ltd., Series F, (Acquired 12/11/20, Cost: $13,030,114)(d)(h)	4,047	6,880,227

Israel(d)(h) — 0.1%
Deep Instinct Ltd.
Series D-2, (Acquired 03/19/21, Cost: $11,638,040)	1,914,819	13,499,474
Series D-4, (Acquired 09/20/22, Cost: $10,933,893)	1,550,832	10,933,365

		24,432,839

Sweden — 0.0%
Volta, Series C, (Acquired 02/22/22, Cost: $3,635,023)(d)(h)	30,817	3,278,914

United Kingdom — 0.1%
10X Future Technologies Holdings Ltd., Series D, (Acquired 05/13/21, Cost: $24,142,699)(d)(h)	637,808	8,584,765

United States — 2.0%
2020 Cash Mandatory Exchangeable Trust, 06/01/23(b)	34,289	39,931,598
Aptiv PLC, Series A, 06/15/23	132,372	14,983,187
Boston Scientific Corp., Series A, 06/01/23	88,689	11,150,868
Breeze Aviation Group, Inc., Series B, (Acquired 07/30/21, Cost: $17,069,096)(d)(h)	31,603	9,540,946
Caresyntax, Inc., Series C-2(d)	39,141	2,690,161
Cruise, Series GClass G, (Acquired 03/25/21, Cost: $9,841,593)(d)(h)	373,495	5,628,570
Databricks, Inc.(d)(h)
Series F, (Acquired 10/22/19, Cost: $11,769,837)	822,138	45,669,766
Series G, (Acquired 02/01/21, Cost: $13,141,188)	222,270	12,347,098
Dream Finders Homes, Inc., 9.00%, 12/31/49(d)	38,156	34,578,875
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $8,339,244)(d)(h)	1,423,565	3,985,982
Farmer’s Business Network, Inc.(d)(h)
Series F, (Acquired 07/31/20, Cost: $8,907,002)	269,447	11,607,777
Series G, (Acquired 09/15/21, Cost: $2,533,428)	40,758	1,755,855
Jumpcloud, Inc.(d)(h)
Series E-1, (Acquired 10/30/20, Cost: $11,778,091)	6,458,349	18,664,628
Series F, (Acquired 09/03/21, Cost: $2,543,928)	424,788	1,227,637
Lessen Nine GmbH(d)
Series B	841,086	10,892,064
Series C	259,727	3,363,465
Loadsmart, Inc.(d)(h)
Series C, (Acquired 10/05/20, Cost: $10,694,460)	1,250,814	17,836,608

Security		Shares	Value

United States (continued)
Loadsmart, Inc.(d)(h) (continued)
Series D, (Acquired 01/27/22, Cost: $2,628,040)		131,402	$1,873,792
Lookout, Inc., Series F, (Acquired 09/19/14, Cost: $50,945,689)(d)(h)		4,459,883	19,489,689
MNTN Digital, Inc., Series D, (Acquired 11/05/21, Cost: $7,559,970)(d)(h)		329,191	3,377,500
Mythic AI, Inc., Series C, (Acquired 01/26/21, Cost: $6,129,221)(d)(h)		892,159	9
Noodle Partners, Inc., Series C, (Acquired 08/26/21, Cost: $9,816,152)(d)(h)		1,099,886	5,840,395
PsiQuantum Corp., Series E, (Acquired 05/21/21, Cost: $5,269,814)(d)(h)		200,937	4,762,207
Relativity Space, Inc., Series E, (Acquired 05/27/21, Cost: $9,126,025)(d)(h)		399,649	6,230,528
SambaNova Systems, Inc.(d)(h)
Series C, (Acquired 02/19/20, Cost: $11,739,902)		220,503	13,333,816
Series D, (Acquired 04/09/21, Cost: $6,878,356)		72,390	4,377,423
Sci Ph Parent, Inc., Series F, (Acquired 02/10/23, Cost: $3,949,000), 12.50%, 12/31/79(d)(h)		3,949	3,966,060
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $3,799,839)(d)(h)		252,991	1,960,680
Ursa Major Technologies, Inc.(d)(h)
Series C, (Acquired 09/13/21, Cost: $9,742,600)		1,633,349	10,616,768
Series D, (Acquired 10/14/22, Cost: $1,326,169)		200,098	1,300,637
Verge Genomics, Inc., Series B, (Acquired 11/05/21, Cost: $9,084,160)(d)(h)		1,705,369	8,953,187
Versa Networks, Inc., Series E, (Acquired 10/14/22, Cost: $5,641,940), 12.00%, 10/07/32(d)(h)		1,933,359	5,703,409
Zero Mass Water, Inc.(d)(h)
Series C-1, (Acquired 05/07/20, Cost: $8,796,956)		558,055	17,048,580
Series D, (Acquired 07/05/22, Cost: $1,648,279)		40,240	1,618,050

			356,307,815

			533,689,792

Trust Preferreds — 0.2%

United States — 0.2%
Citigroup Capital XIII, 10/30/40(a)		629,905	18,374,329
Wells Fargo & Co., Series L(o)		5,825	6,803,775

			25,178,104

Total Preferred Securities — 3.1% (Cost: $551,487,287)			564,040,680

		Par (000)

U.S. Government Sponsored Agency Securities

Commercial Mortgage-Backed Securities(a) — 0.1%
Fannie Mae, Series 2018-M13, Class A2, 3.87%, 09/25/30	USD	1,713	1,670,404

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates
Series K105, Class X1, 1.64%, 01/25/30	USD	35,936	$2,927,895
Series K109, Class X1, 1.70%, 04/25/30		15,092	1,292,177
Series K110, Class X1, 1.81%, 04/25/30		8,651	780,339
Series K116, Class X1, 1.53%, 07/25/30		7,759	608,698
Series K120, Class X1, 1.13%, 10/25/30		50,147	2,947,077
Series KL06, Class XFX, 1.47%, 12/25/29		8,414	527,606
Series KW09, Class X1, 0.94%, 05/25/29		57,828	2,112,921

			12,867,117

Mortgage-Backed Securities(v) — 6.2%
Uniform Mortgage-Backed Securities
3.00%, 02/25/52		94,683	85,044,248
3.50%, 03/25/52		529,094	491,602,195
4.50%, 05/12/52		581,181	568,127,526

			1,144,773,969

Total U.S. Government Sponsored Agency Securities — 6.3% (Cost: $1,157,736,809)			1,157,641,086

U.S. Treasury Obligations
U.S. Treasury Bonds
2.38%, 02/15/42		31,131	25,124,906
3.25%, 05/15/42(w)(x)		74,241	68,745,148
3.38%, 08/15/42(j)		41,130	38,733,363
4.00%, 11/15/52(w)(x)		54,328	57,681,269
U.S. Treasury Inflation-Indexed Notes
0.63%, 01/15/24 - 07/15/32(w)		382,154	373,792,968
0.50%, 04/15/24		172,901	169,226,621
0.13%, 04/15/27		52,325	49,731,108
U.S. Treasury Notes, 0.75%, 12/31/23(k)		39,431	38,354,154

Total U.S. Treasury Obligations — 4.5% (Cost: $827,976,486)			821,389,537

		Shares

Warrants

Cayman Islands — 0.0%
Lavoro Ltd., Class A, (Issued 12/27/22, Exercisable 12/27/23, 1 Share for 1 Warrant, Expires 12/27/27, Strike Price USD 11.50)(e)		95,675	66,973

Israel(e) — 0.0%
Deep Instinct Ltd., (Acquired 09/20/22, Cost: $0), (1 Share for 1 Warrant, Expires 09/20/32) (d)(h)		109,339	652,754
Innovid Corp., (Issued/Exercisable 01/28/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)		49,253	4,753

			657,507

Security	Shares	Value

Switzerland — 0.0%
Cie Financiere Richemont SA, (Issued 11/27/20, Exercisable 11/22/23, 0.01 Share for 1 Warrant, Expires 11/22/23, Strike Price CHF 67.00)(e)	4,654	$5,988

United Kingdom — 0.0%
Hedosophia European Growth, (Issued 05/13/21, Exercisable 05/13/22, 1 Share for 1 Warrant, Expires 05/13/27, Strike Price EUR 11.50)(e)	260,415	344

United States(e) — 0.1%
Cano Health, Inc., (Issued 07/06/20, Exercisable 07/06/21, 1 Share for 1 Warrant, Expires 06/03/26, Strike Price USD 11.50)	268,681	72,221
Crown PropTech Acquisitions, (Issued 02/05/21, 1 Share for 1 Warrant, Expires 02/01/26, Strike Price USD 11.50)(d)	271,336	21,707
Crown PropTech Acquisitions, (Issued/Exercisable 01/25/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)	162,368	16,237
Embark Technology, Inc., (Issued/Exercisable 12/28/20, 0.05 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 230.00)	126,570	2,582
EVgo, Inc., (Issued/Exercisable 11/10/20, 1 Share for 1 Warrant, Expires 09/15/25, Strike Price USD 11.50)	146,070	89,103
Flyr Warrants, (Issued 05/10/22, 1 Share for 1 Warrant, Expires 05/10/32, Strike Price USD 3.95)(d)	35,428	576,768
FreeWire Technologies, Inc., (Issued 04/27/22, 1 Share for 1 Warrant, Expires 04/26/27, Strike Price USD 3.35)(d)	927,998	296,959
Green Plains, Inc., (Issued 02/05/21, 1 Share for 1 Warrant, Expires 04/28/26, Strike Price USD 22.00)	1,464,976	25,481,485
Hippo Holdings, Inc., (Issued/Exercisable 01/04/21, 0.04 Share for 1 Warrant, Expires 08/02/26, Strike Price USD 287.50)	123,393	5,368
Latch, Inc., (Issued/Exercisable 12/29/20, 1 Share for 1 Warrant, Expires 06/04/26, Strike Price USD 11.50)(g)	111,795	6,160
Lightning eMotors, Inc., (Issued/Exercisable 05/13/20, 1 Share for 1 Warrant, Expires 05/18/25, Strike Price USD 11.50)	292,348	11,948
Offerpad Solutions, Inc., (Issued/Exercisable 10/13/20, 1 Share for 1 Warrant, Expires 09/01/26, Strike Price USD 11.50)	226,443	4,868
Proof Acquisition Corp. I, (1 Share for 1 Warrant, Expires 12/23/28, Strike Price USD (d)	271,281	16,277
Rotor Acquisition Corp., (Issued/Exercisable 01/14/21, 1 Share for 1 Warrant, Expires 06/15/27, Strike Price USD	92,406	7,392

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	33

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Shares	Value

United States (continued)
Sarcos Technology & Robotics Corp., Class A, (Issued/Exercisable 12/21/20, 1 Share for 1 Warrant, Expires 09/24/26, Strike Price USD 11.50)		254,485	$27,841
Sonder Holdings, Inc., (Issued 11/19/20, Exercisable 01/19/21, 1 Share for 1 Warrant, Expires 11/19/26, Strike Price USD 12.50)(d)		295,710	3
Versa Networks, Inc., (Acquired 10/14/22, Cost: $0), (1 Share for 1 Warrant, Expires 10/07/32) (d)(h)		238,291	652,917
Volta, Inc., Series C, (Issued/Exercisable 10/22/20, 1 Share for 1 Warrant, Expires 08/26/26, Strike Price USD 11.50)(d)		150,460	33,944

			27,323,780

Total Warrants — 0.1% (Cost: $4,828,469)			28,054,592

Total Long-Term Investments — 96.7% (Cost: $15,782,154,466)			17,687,123,021

		Par (000)

Short-Term Securities

Certificates of Deposit — 0.2%

United States — 0.2%
Citibank N.A., 5.00%, 09/21/23	USD	29,540	29,465,379

			29,465,379

Commercial Paper — 1.1%

United States(t) — 1.1%
3M Co., 5.55%, 09/07/23		20,019	19,647,654
HSBC USA, Inc., 5.62%, 11/20/23		7,087	6,869,350
Johnson & Johnson, 5.16%, 08/14/23		19,932	19,641,152
Mercedes-Benz Finance North America LLC, 5.59%, 05/03/23		59,310	59,270,822
Societe Generale SA, 5.70%, 03/06/24		15,007	14,257,416
UnitedHealth Group, Inc., 5.31%, 06/01/23		79,859	79,459,790

			199,146,184

		Shares

Money Market Funds — 8.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.72%(f)(y)		1,395,015,218	1,395,015,218
SL Liquidity Series, LLC, Money Market Series, 5.02%(f)(y)(z)		218,614,956	218,636,817

			1,613,652,035

Security		Par (000)	Value

Time Deposits — 0.1%

Australia — 0.0%
Australia & New Zealand Banking Group Ltd., 2.27%, 05/05/23	AUD	5,491	$3,633,422
Brown Brothers Harriman & Co.
1.85%, 05/01/23	NOK	581	54,525
3.40%, 05/01/23	NZD	89	54,773

			3,742,720

Canada — 0.0%
Brown Brothers Harriman & Co.,, 3.31%, 05/03/23	CAD	5,509	4,066,295

Denmark — 0.0%
Brown Brothers Harriman & Co., 1.60%, 05/01/23	DKK	370	54,706

Hong Kong — 0.0%
Hongkong & Shanghai Banking Corp. Ltd., 0.84%, 05/01/23	HKD	14,243	1,814,435

Japan — 0.0%
Sumitomo Bank Tokyo, (0.33%), 05/01/23	JPY	730,310	5,360,272

Singapore — 0.0%
Hongkong & Shanghai Banking Corp. Ltd., 2.82%, 05/03/23	SGD	113	84,497

South Africa — 0.0%
Brown Brothers Harriman & Co., 6.03%, 05/01/23	ZAR	1,621	88,588

Sweden — 0.0%
Brown Brothers Harriman & Co., 1.74%, 05/01/23	SEK	562	54,771

Switzerland — 0.0%
BNP Paribas, 0.46%, 05/01/23	CHF	1,233	1,379,650

United Kingdom — 0.0%
ING Bank NV, 3.17%, 05/01/23	GBP	2,438	3,063,601

United States — 0.1%
Citibank, New York, 1.93%, 05/01/23	EUR	6,197	6,828,169

			26,537,704

Total Short-Term Securities — 10.2% (Cost: $1,868,810,327)			1,868,801,302

Options Purchased — 0.4% (Cost: $94,409,593)			80,953,870

Total Investments Before Options Written — 107.3% (Cost: $17,745,374,386)			19,636,878,193

		Shares

Investments Sold Short

Common Stocks

France — (0.0)%
Pernod Ricard SA		(31,333)	(7,236,327)

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom — (0.0)%
Diageo PLC	(61,205)	$(2,791,933)

United States — (0.1)%
JM Smucker Co	(51,256)	(7,914,439)

Total Investments Sold Short — (0.1)% (Proceeds: $(14,810,863))		(17,942,699)

Options Written — (0.4)% (Premiums Received: $(75,693,423))		(79,874,033)

Total Investments, Net of Options Written — 106.8% (Cost: $17,654,870,100)		19,539,061,461

Liabilities in Excess of Other Assets — (6.8)%		(1,250,024,422)

Net Assets — 100.0%		$18,289,037,039

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Non-income producing security.
(f)	Affiliate of the Fund.
(g)	All or a portion of this security is on loan.
(h)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $500,997,810, representing 2.7% of its net assets as of period end, and an original cost of $500,407,900.

(i)	When-issued security.
(j)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(k)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(l)	Investment does not issue shares.
(m)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(n)	Issuer filed for bankruptcy and/or is in default.
(o)	Perpetual security with no stated maturity date.
(p)	Convertible security.
(q)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(r)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(s)	Zero-coupon bond.
(t)	Rates are discount rates or a range of discount rates as of period end.
(u)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(v)	Represents or includes a TBA transaction.
(w)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(x)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(y)	Annualized 7-day yield as of period end.
(z)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Par/Shares Held at 04/30/23	Income	Capital Gain Distributions from Underlying Funds

Bio City Development Co. BV	$10,394,730	$—	$—		$—	$521,145	$10,915,875	140,850,000	$—	$—
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,077,927,563	—	(2,682,912,345	)(a)	—	—	1,395,015,218	1,395,015,218	29,731,899	—
iShares 0-5 Year TIPS Bond ETF	—	18,823,538	—		—	98,272	18,921,810	190,821	116,895	—
iShares Biotechnology ETF	2,297,772	—	—		—	273,014	2,570,786	19,698	6,994	—
iShares China Large-Cap ETF	11,232,953	19,641,470	(32,000,734)		(1,658,469)	4,736,972	1,952,192	68,909	530,337	—
iShares iBoxx $ High Yield Corporate Bond ETF(b)	106,879	122,127,674	(120,347,691)		(1,886,549)	(313)	—	—	1,196,797	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,056,977	589,131,892	(500,356,228)		(19,606,434)	418,395	72,644,602	660,826	1,977,731	—
iShares JP Morgan USD Emerging Markets Bond ETF	—	168,814,591	(130,368,402)		(14,136,037)	(727,795)	23,582,357	273,736	1,499,347	—
iShares Latin America 40 ETF	9,684,301	—	—		—	(560,280)	9,124,021	371,046	1,080,416	—
iShares MSCI Brazil ETF	14,315,673	—	—		—	(1,965,839)	12,349,834	436,853	1,538,089	—
iShares MSCI Emerging Markets ETF	2,391,715	—	—		—	(183,413)	2,208,302	56,435	53,398	—
iShares Russell 2000 ETF(b)	—	130,483,272	(138,192,351)		7,709,079	—	—	—	—	—
Quintis Australia Pty. Ltd.	92,389,186	—	—		—	21,891	92,389,186	92,389,186	412,620	—
Quintis Australia Pty. Ltd.	82,684,528	—	—		—	(79,545,919)	2,877,422	82,684,528	—	—

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	35

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc.

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Par/Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds

Quintis HoldCo. Pty. Ltd.	$6,458,420	$—		$—	$—	$(6,458,131)	$289	43,735,802	$—		$—
SL Liquidity Series, LLC, Money Market Series	174,301,878	44,205,864(a	)	—	84,445	44,630	218,636,817	218,614,956	2,361,697(c	)	—

					$(29,493,965)	$(83,327,371)	$1,863,188,711		$40,506,220		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro BOBL	613	06/08/23	$ 79,685	$1,870,498
Euro Bund	6,255	06/08/23	934,332	27,337,811
Euro OAT	445	06/08/23	63,740	1,995,758
10-Year Australian Treasury Bonds	3,436	06/15/23	278,416	6,707,009
Euro Stoxx Banks Index	2,036	06/16/23	11,399	(162,110)
MSCI Emerging Markets Index	699	06/16/23	34,398	1,077,285
U.S. Long Bond	265	06/21/23	34,947	1,774,857
Ultra U.S. Treasury Bond	3,976	06/21/23	562,977	23,367,743
Long Gilt	573	06/28/23	73,063	145,061
5-Year U.S. Treasury Note	3,427	06/30/23	376,809	(1,053,666)
3-Month SONIA Index	1,383	09/19/23	413,925	1,348,598

				64,408,844

Short Contracts
30-Year Euro Buxl Bond	90	06/08/23	13,834	(709,165)
Euro BTP	594	06/08/23	75,173	(2,249,367)
Euro-Schatz	947	06/08/23	110,272	(1,056,792)
Nikkei 225 Yen-Denominated	27	06/08/23	2,880	(105,213)
SPI 200 Index	35	06/15/23	4,269	(201,069)
Euro Stoxx 50 Index	619	06/16/23	29,514	(522,944)
FTSE 100 Index	73	06/16/23	7,214	(239,894)
NASDAQ 100 E-Mini Index	1,158	06/16/23	308,497	(26,263,476)
Russell 2000 E-Mini Index	254	06/16/23	22,540	89,605
S&P 500 E-Mini Index	1,153	06/16/23	241,467	(2,460,456)
10-Year U.S. Treasury Note	404	06/21/23	46,643	(310,213)
10-Year U.S. Ultra Long Treasury Note	17,709	06/21/23	2,155,517	(51,455,863)
2-Year U.S. Treasury Note	5,467	06/30/23	1,127,953	1,389,624

				(84,095,223)

				$(19,686,379)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	165,404,610	HKD	1,293,488,864	BNP Paribas SA	05/16/23	$529,304
BRL	110,793,648	USD	20,983,566	HSBC Bank PLC	06/02/23	1,094,485
USD	39,038,613	JPY	5,255,250,000	Deutsche Bank AG	06/05/23	269,055
BRL	148,724,251	USD	29,328,387	Barclays Bank PLC	06/14/23	245,988
BRL	57,616,500	USD	10,820,000	Citibank N.A.	06/14/23	637,257

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

COP	43,584,640,000	USD	9,020,000	Deutsche Bank AG	06/14/23	$167,687
CZK	238,309,526	USD	10,820,000	Deutsche Bank AG	06/14/23	318,186
CZK	311,850,000	USD	14,495,212	Morgan Stanley & Co. International PLC	06/14/23	80,132
HUF	4,374,197,210	USD	12,626,861	Citibank N.A.	06/14/23	125,806
IDR	111,042,705,000	USD	7,435,564	JPMorgan Chase Bank N.A.	06/14/23	129,680
IDR	172,722,000,000	USD	11,568,788	UBS AG	06/14/23	198,612
INR	581,440,000	USD	7,047,758	Citibank N.A.	06/14/23	50,807
INR	585,085,000	USD	7,102,537	Citibank N.A.	06/14/23	40,528
INR	1,421,650,000	USD	17,295,012	Citibank N.A.	06/14/23	61,335
MXN	266,460,000	USD	14,353,001	Goldman Sachs International	06/14/23	339,458
THB	301,446,955	USD	8,695,000	BNP Paribas SA	06/14/23	169,107
THB	301,951,265	USD	8,695,000	BNP Paribas SA	06/14/23	183,937
THB	211,925,350	USD	6,110,000	HSBC Bank PLC	06/14/23	121,707
USD	4,869,090	COP	22,982,300,503	Goldman Sachs International	06/14/23	24,398
USD	6,830,559	ZAR	122,532,518	Barclays Bank PLC	06/14/23	157,584
ZAR	265,204,641	USD	14,430,000	Citibank N.A.	06/14/23	12,731
BRL	70,889,943	USD	13,611,740	Citibank N.A.	06/15/23	482,649
BRL	486,358,717	USD	93,198,414	Goldman Sachs International	06/15/23	3,499,772
CHF	295,442,001	USD	325,287,092	UBS AG	06/15/23	6,872,147
DKK	487,413,439	USD	70,436,794	JPMorgan Chase Bank N.A.	06/15/23	1,829,569
EUR	513,962,428	USD	552,753,742	UBS AG	06/15/23	14,974,570
GBP	32,082,115	EUR	36,188,622	JPMorgan Chase Bank N.A.	06/15/23	381,679
GBP	48,365,909	USD	58,657,860	JPMorgan Chase Bank N.A.	06/15/23	2,181,497
HUF	7,136,290,149	USD	19,192,444	HSBC Bank PLC	06/15/23	1,607,010
MXN	2,757,967,677	USD	147,153,610	Barclays Bank PLC	06/15/23	4,888,640
MXN	276,664,549	USD	14,764,025	Goldman Sachs International	06/15/23	488,039
NZD	16,242,870	USD	10,022,013	Deutsche Bank AG	06/15/23	20,988
PLN	122,725,991	USD	27,146,864	Goldman Sachs International	06/15/23	2,269,486
SGD	48,260,157	USD	35,929,108	Citibank N.A.	06/15/23	294,578
USD	88,141,768	CNH	606,064,737	HSBC Bank PLC	06/15/23	364,817
USD	40,273,500	NOK	419,814,834	Deutsche Bank AG	06/15/23	796,860
ZAR	927,744,571	USD	50,413,487	JPMorgan Chase Bank N.A.	06/15/23	105,693
BRL	119,551,239	USD	22,356,473	HSBC Bank PLC	06/21/23	1,389,116
COP	107,708,985,510	USD	22,299,997	Morgan Stanley & Co. International PLC	06/21/23	374,274
HUF	8,110,762,264	USD	22,098,291	Bank of America N.A.	06/21/23	1,501,199
IDR	298,222,829,456	USD	19,901,423	JPMorgan Chase Bank N.A.	06/21/23	414,076
MXN	420,398,497	USD	22,324,810	Citibank N.A.	06/21/23	823,139
MXN	911,704,337	USD	47,951,882	Deutsche Bank AG	06/21/23	2,248,310
USD	27,508,320	BRL	136,936,417	Citibank N.A.	06/21/23	309,640
USD	22,873,713	CNH	156,280,069	Goldman Sachs International	06/21/23	228,694
USD	36,716,410	JPY	4,853,321,939	JPMorgan Chase Bank N.A.	06/21/23	823,929
USD	23,052,682	TWD	692,387,304	HSBC Bank PLC	06/21/23	451,760

						54,579,915

AUD	433,941,511	USD	302,188,189	HSBC Bank PLC	05/16/23	(14,881,207)
NOK	872,236,587	CHF	78,882,697	HSBC Bank PLC	05/16/23	(6,482,169)
KRW	93,902,946,286	USD	73,820,169	Citibank N.A.	05/17/23	(3,572,847)
KRW	37,029,040,000	USD	28,680,226	JPMorgan Chase Bank N.A.	06/14/23	(936,757)
NOK	133,715,677	USD	12,893,975	JPMorgan Chase Bank N.A.	06/14/23	(320,833)
SGD	17,113,288	USD	12,881,468	JPMorgan Chase Bank N.A.	06/14/23	(36,876)
THB	295,380,000	USD	8,723,310	HSBC Bank PLC	06/14/23	(37,603)
USD	4,043,256	COP	19,251,961,950	Citibank N.A.	06/14/23	(15,078)
USD	4,896,581	COP	23,949,179,635	Citibank N.A.	06/14/23	(151,930)
USD	6,166,381	CZK	132,804,104	Barclays Bank PLC	06/14/23	(40,660)
USD	11,317,549	CZK	249,578,104	Barclays Bank PLC	06/14/23	(347,311)
USD	9,540,788	CZK	211,415,466	HSBC Bank PLC	06/14/23	(340,415)
USD	6,618,093	CZK	141,723,567	JPMorgan Chase Bank N.A.	06/14/23	(5,828)
USD	1,265,091	EUR	1,166,584	BNP Paribas SA	06/14/23	(23,457)
USD	1,050,617	EUR	987,415	HSBC Bank PLC	06/14/23	(40,031)
USD	6,504,827	IDR	97,253,670,441	Barclays Bank PLC	06/14/23	(120,981)
USD	8,292,334	IDR	124,185,990,060	BNP Paribas SA	06/14/23	(168,350)
USD	6,531,920	IDR	98,586,265,437	Deutsche Bank AG	06/14/23	(184,677)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	37

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	6,089,714	IDR	90,742,835,046	JPMorgan Chase Bank N.A.	06/14/23	$(92,516)
USD	8,594,308	IDR	130,677,305,539	JPMorgan Chase Bank N.A.	06/14/23	(308,624)
USD	10,100,267	MXN	193,944,319	Bank of America N.A.	06/14/23	(593,717)
USD	17,098,388	MXN	313,741,737	Bank of America N.A.	06/14/23	(201,161)
USD	20,080,324	MXN	377,624,712	Deutsche Bank AG	06/14/23	(741,697)
USD	23,500,000	MXN	438,498,250	Goldman Sachs International	06/14/23	(678,555)
USD	12,461,987	MXN	227,795,722	JPMorgan Chase Bank N.A.	06/14/23	(98,545)
USD	13,313,509	MXN	244,858,749	Morgan Stanley & Co. International PLC	06/14/23	(187,869)
USD	5,856,585	ZAR	107,687,327	Deutsche Bank AG	06/14/23	(7,939)
USD	4,700,394	ZAR	86,707,707	Goldman Sachs International	06/14/23	(21,605)
USD	6,920,939	ZAR	127,810,000	Goldman Sachs International	06/14/23	(39,442)
USD	9,518,547	ZAR	176,475,017	Goldman Sachs International	06/14/23	(92,074)
USD	4,216,035	ZAR	77,488,262	Morgan Stanley & Co. International PLC	06/14/23	(3,884)
ZAR	193,180,000	USD	10,758,521	Citibank N.A.	06/14/23	(238,167)
ZAR	233,990,950	USD	12,836,192	Goldman Sachs International	06/14/23	(93,322)
CAD	174,527,114	USD	130,339,360	HSBC Bank PLC	06/15/23	(1,410,114)
JPY	16,836,743,747	EUR	115,329,784	JPMorgan Chase Bank N.A.	06/15/23	(2,994,006)
JPY	172,468,125,392	USD	1,301,842,734	JPMorgan Chase Bank N.A.	06/15/23	(27,539,378)
USD	59,320,184	INR	4,889,970,364	Citibank N.A.	06/15/23	(376,600)
USD	26,130,628	SEK	276,216,079	JPMorgan Chase Bank N.A.	06/15/23	(863,676)
USD	17,932,868	BRL	95,994,642	Barclays Bank PLC	06/21/23	(1,133,846)
USD	36,766,591	BRL	189,605,310	Barclays Bank PLC	06/21/23	(893,326)
USD	17,973,572	BRL	94,558,962	Citibank N.A.	06/21/23	(807,984)
USD	8,971,195	BRL	48,351,960	JPMorgan Chase Bank N.A.	06/21/23	(632,602)
USD	39,425,071	EUR	36,072,361	Bank of America N.A.	06/21/23	(434,272)
USD	92,497,815	EUR	84,386,577	Bank of America N.A.	06/21/23	(747,911)
USD	46,433,978	EUR	42,892,158	Citibank N.A.	06/21/23	(961,124)
USD	68,956,822	EUR	63,829,701	Deutsche Bank AG	06/21/23	(1,573,908)
USD	44,205,921	EUR	40,844,802	HSBC Bank PLC	06/21/23	(926,888)
USD	21,882,554	EUR	20,420,000	JPMorgan Chase Bank N.A.	06/21/23	(681,197)
USD	22,367,196	EUR	21,038,000	JPMorgan Chase Bank N.A.	06/21/23	(879,435)
USD	91,777,646	EUR	83,835,874	Morgan Stanley & Co. International PLC	06/21/23	(859,562)
USD	22,865,707	EUR	20,986,570	UBS AG	06/21/23	(324,094)
USD	22,869,268	GBP	18,592,296	JPMorgan Chase Bank N.A.	06/21/23	(520,660)
USD	17,932,868	MXN	345,189,776	Citibank N.A.	06/21/23	(1,073,944)
USD	36,766,591	MXN	675,512,577	Citibank N.A.	06/21/23	(428,429)
USD	8,971,195	MXN	173,381,800	Goldman Sachs International	06/21/23	(575,540)
USD	17,973,572	MXN	336,903,823	Goldman Sachs International	06/21/23	(577,000)
USD	18,338,880	MXN	336,142,501	Goldman Sachs International	06/21/23	(169,772)

						(78,491,395)

						$(23,911,480)

Interest Rate Caps — Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Put
5Y-30Y CMS Index Cap	0.07%	Goldman Sachs International	09/27/23	USD	1,192,388	$1,507,965	$2,086,679	$(578,714)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
SPDR S&P 500 ETF Trust	4,668	05/05/23	USD	415.00	USD	194,156	$1,979,232
SPX Volatility Index	960	05/17/23	USD	30.00	USD	1,515	18,720
Advanced Micro Devices, Inc.	1,767	05/19/23	USD	105.00	USD	15,792	79,515
Alphabet Inc., Class C	1,064	05/19/23	USD	100.00	USD	11,515	973,560

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Amazon.com, Inc.	1,064	05/19/23	USD	100.00	USD	11,220	$736,820
Apple, Inc.	853	05/19/23	USD	160.00	USD	14,474	961,757
Apple, Inc.	1,069	05/19/23	USD	170.00	USD	18,139	459,670
Charles Schwab Corp.	2,179	05/19/23	USD	70.00	USD	11,383	4,358
ConocoPhillips	2,697	05/19/23	USD	120.00	USD	27,749	16,182
ConocoPhillips	1,606	05/19/23	USD	110.00	USD	16,524	110,011
Daimler AG	2,867	05/19/23	EUR	76.00	EUR	20,235	83,717
Delta Air Lines, Inc.	5,046	05/19/23	USD	35.00	USD	17,313	353,220
Euro Stoxx 50	611	05/19/23	EUR	4,300.00	EUR	26,635	485,758
Euro Stoxx Banks	3,054	05/19/23	EUR	110.00	EUR	15,811	79,924
General Dynamics Corp.	678	05/19/23	USD	230.00	USD	14,803	18,645
InvesCo QQQ Trust, Series 1	2,360	05/19/23	USD	325.00	USD	76,124	1,158,760
iShares China Large-Cap ETF	9,352	05/19/23	USD	31.00	USD	26,494	79,492
Lockheed Martin Corp.	329	05/19/23	USD	500.00	USD	15,280	5,758
Marathon Oil Corp.	3,196	05/19/23	USD	28.00	USD	7,722	22,372
Nike, Inc., Class B	1,345	05/19/23	USD	125.00	USD	17,044	527,912
Northrop Grumman Corp.	123	05/19/23	USD	500.00	USD	5,674	8,610
NVIDIA Corp.	643	05/19/23	USD	295.00	USD	17,843	212,190
salesforce.com, Inc.	641	05/19/23	USD	200.00	USD	12,716	270,822
Schlumberger NV	1,598	05/19/23	USD	55.00	USD	7,886	33,558
SPDR Gold Shares(a)	10,083	05/19/23	USD	195.00	USD	186,334	393,237
Tesla, Inc.	1,623	05/19/23	USD	180.00	USD	26,668	317,296
United Airlines Holdings, Inc.	2,522	05/19/23	USD	45.00	USD	11,046	249,678
Xtrackers Harvest CSI 300 China A-Shares Fund	11,690	05/19/23	USD	31.00	USD	34,123	70,140
Abbott Laboratories	836	06/16/23	USD	115.00	USD	9,235	104,082
AbbVie, Inc.	335	06/16/23	USD	170.00	USD	5,063	4,188
Advanced Micro Devices, Inc.	711	06/16/23	USD	95.00	USD	6,354	270,180
Air Products & Chemicals, Inc.	244	06/16/23	USD	310.00	USD	7,182	101,260
Albemarle Corp.	301	06/16/23	USD	200.00	USD	5,582	224,245
Alphabet Inc., Class C	1,606	06/16/23	USD	110.00	USD	17,380	602,250
Alphabet Inc., Class C	3,305	06/16/23	USD	115.00	USD	35,767	575,070
Amazon.com, Inc.	1,722	06/16/23	USD	115.00	USD	18,158	274,659
American Tower Corp.	335	06/16/23	USD	210.00	USD	6,847	177,550
Apple, Inc.	851	06/16/23	USD	170.00	USD	14,440	548,895
Apple, Inc.	1,104	06/16/23	USD	175.00	USD	18,733	427,800
Archer-Daniels-Midland Co.	1,159	06/16/23	USD	80.00	USD	9,049	185,440
Boston Scientific Corp.	2,369	06/16/23	USD	55.00	USD	12,347	106,605
CF Industries Holdings, Inc.	733	06/16/23	USD	77.50	USD	5,247	119,112
Charles Schwab Corp.	2,569	06/16/23	USD	65.00	USD	13,420	34,682
ConocoPhillips	1,546	06/16/23	USD	115.00	USD	15,907	147,643
Constellation Brands, Inc., Class A	429	06/16/23	USD	235.00	USD	9,844	165,165
Costco Wholesale Corp.	137	06/16/23	USD	535.00	USD	6,894	57,197
Deere & Co.	143	06/16/23	USD	410.00	USD	5,406	68,640
Delta Air Lines, Inc.	3,201	06/16/23	USD	35.00	USD	10,983	425,733
Edwards Lifesciences Corp.	1,065	06/16/23	USD	85.00	USD	9,370	580,425
Eli Lilly & Co.	145	06/16/23	USD	400.00	USD	5,740	206,625
Freeport-McMoRan, Inc.	1,391	06/16/23	USD	42.00	USD	5,273	98,761
Health Care Select Sector SPDR Fund	1,575	06/16/23	USD	138.00	USD	21,031	118,125
Humana, Inc.	160	06/16/23	USD	530.00	USD	8,488	320,800
Intel Corp.	697	06/16/23	USD	40.00	USD	2,165	2,440
Intel Corp.	434	06/16/23	USD	42.50	USD	1,348	651
Intuitive Surgical, Inc.	427	06/16/23	USD	310.00	USD	12,862	311,710
Intuitive Surgical, Inc.	183	06/16/23	USD	315.00	USD	5,512	96,990
Johnson & Johnson	442	06/16/23	USD	165.00	USD	7,236	123,981
JPMorgan Chase & Co.	2,140	06/16/23	USD	135.00	USD	29,583	1,460,550
JPMorgan Chase & Co.	392	06/16/23	USD	145.00	USD	5,419	60,368
KLA Corp.	426	06/16/23	USD	390.00	USD	16,467	739,110
Lions Gate Entertainment Corp., Non-Voting Shares	373	06/16/23	USD	10.00	USD	398	47,558
Lions Gate Entertainment Corp., Non-Voting Shares	303	06/16/23	USD	12.50	USD	323	9,090
Lockheed Martin Corp.	113	06/16/23	USD	495.00	USD	5,248	21,188
Mastercard, Inc., Class A	301	06/16/23	USD	390.00	USD	11,439	211,452
McDonald’s Corp.	208	06/16/23	USD	300.00	USD	6,152	79,560

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	39

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Merck & Co., Inc.	945	06/16/23	USD	120.00	USD	10,912	$132,772
Micron Technology, Inc.	922	06/16/23	USD	62.50	USD	5,934	428,730
Microsoft Corp.	641	06/16/23	USD	300.00	USD	19,695	975,922
Microsoft Corp.	325	06/16/23	USD	295.00	USD	9,986	612,625
Nestle SA	1,694	06/16/23	CHF	112.00	CHF	19,400	716,375
Nestle SA	847	06/16/23	CHF	114.00	CHF	9,700	152,561
NextEra Energy, Inc.	1,229	06/16/23	USD	82.50	USD	9,418	52,232
Nike, Inc., Class B	597	06/16/23	USD	125.00	USD	7,565	334,320
Northrop Grumman Corp.	181	06/16/23	USD	485.00	USD	8,349	79,640
NVIDIA Corp.	204	06/16/23	USD	285.00	USD	5,661	311,100
salesforce.com, Inc.	614	06/16/23	USD	200.00	USD	12,180	594,045
SPDR Gold Shares(a)	20,167	06/16/23	USD	200.00	USD	372,686	1,683,944
SPDR Gold Shares(a)	30,389	06/16/23	USD	195.00	USD	561,589	4,543,155
Starbucks Corp.	843	06/16/23	USD	120.00	USD	9,635	164,385
Starbucks Corp.	506	06/16/23	USD	115.00	USD	5,783	203,665
Tesla, Inc.	1,065	06/16/23	USD	200.00	USD	17,499	189,037
Thermo Fisher Scientific, Inc.	155	06/16/23	USD	600.00	USD	8,601	53,475
TJX Cos., Inc.	699	06/16/23	USD	82.50	USD	5,510	74,793
Uber Technologies, Inc.	5,446	06/16/23	USD	40.00	USD	16,910	73,521
Uber Technologies, Inc.	5,936	06/16/23	USD	32.50	USD	18,431	905,240
UniCredit SpA	3,414	06/16/23	EUR	20.00	EUR	30,624	681,842
United Airlines Holdings, Inc.	3,200	06/16/23	USD	46.00	USD	14,016	460,800
United Parcel Service, Inc., Class B	367	06/16/23	USD	185.00	USD	6,599	95,053
UnitedHealth Group, Inc.	324	06/16/23	USD	510.00	USD	15,944	251,100
Valero Energy Corp.	483	06/16/23	USD	125.00	USD	5,539	92,494
Walmart, Inc.	358	06/16/23	USD	160.00	USD	5,405	32,220
Walt Disney Co.	2,212	06/16/23	USD	105.00	USD	22,673	796,320
Waste Management, Inc.	1,551	06/16/23	USD	165.00	USD	25,754	705,705
Applied Materials, Inc.	1,701	07/21/23	USD	115.00	USD	19,226	1,216,215
Kroger Co.	3,026	07/21/23	USD	50.00	USD	14,715	496,264
Micron Technology, Inc.	2,132	07/21/23	USD	62.50	USD	13,722	1,279,200
Microsoft Corp.	1,062	07/21/23	USD	300.00	USD	32,631	2,041,695
Microsoft Corp.	527	07/21/23	USD	305.00	USD	16,193	847,152
Tesla, Inc.	853	08/18/23	USD	210.00	USD	14,016	452,090

							40,550,381

Put
Boston Properties, Inc.	617	05/19/23	USD	35.00	USD	3,292	10,798
Caterpillar, Inc.	599	05/19/23	USD	175.00	USD	13,106	5,092
ConocoPhillips	2,159	05/19/23	USD	100.00	USD	22,214	442,595
FedEx Corp.	338	05/19/23	USD	210.00	USD	7,699	22,139
Frontier Communications Parent Inc.	17	05/19/23	USD	20.00	USD	38	978
iShares iBoxx $ High Yield Corporate Bond ETF	7,208	05/19/23	USD	72.00	USD	54,319	57,664
iShares iBoxx $ High Yield Corporate Bond ETF	648	05/19/23	USD	74.00	USD	4,883	18,144
iShares Preferred and Income Securities ETF	1,780	05/19/23	USD	26.00	USD	5,584	17,800
iShares Russell 2000 ETF	5,383	05/19/23	USD	168.00	USD	94,310	575,981
iShares Russell 2000 ETF	455	05/19/23	USD	166.00	USD	7,972	36,400
iShares Russell 2000 ETF	518	05/19/23	USD	170.00	USD	9,075	73,556
Sabre Corp.	369	05/19/23	USD	3.50	USD	148	4,244
Xerox Holdings Corp.	328	05/19/23	USD	13.00	USD	514	2,460
5-Year U.S. Treasury Note Future	136	05/26/23	USD	106.50	USD	14,954	3,188
Ally Financial, Inc.	485	06/16/23	USD	15.00	USD	1,279	3,638
American Airlines Group, Inc.	904	06/16/23	USD	11.00	USD	1,233	9,944
Caterpillar, Inc.	413	06/16/23	USD	180.00	USD	9,036	30,562
FedEx Corp.	71	06/16/23	USD	165.00	USD	1,617	1,527
Ford Motor Co.	789	06/16/23	USD	10.00	USD	937	11,441
Invesco Senior Loan ETF	2,594	06/16/23	USD	19.00	USD	5,416	10,376
iShares iBoxx $ High Yield Corporate Bond ETF	615	06/16/23	USD	70.00	USD	4,635	10,148
iShares iBoxx $ High Yield Corporate Bond ETF	2,268	06/16/23	USD	67.00	USD	17,092	23,814
iShares iBoxx $ High Yield Corporate Bond ETF	1,166	06/16/23	USD	66.00	USD	8,787	10,494
Sabre Corp.	580	06/16/23	USD	3.00	USD	232	6,380
Unit Group, Inc.	115	06/16/23	USD	4.00	USD	39	8,913

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put (continued)
iShares iBoxx $ High Yield Corporate Bond ETF	810	07/21/23	USD	71.00	USD	6,104	$38,475
NVIDIA Corp.	533	07/21/23	USD	250.00	USD	14,790	602,290
Pitney Bowes Inc.	536	07/21/23	USD	3.00	USD	188	8,040
United Parcel Service, Inc., Class B	349	07/21/23	USD	160.00	USD	6,275	56,887
Xerox Holdings Corp.	419	07/21/23	USD	11.00	USD	657	4,190
Frontier Communications Parent Inc.	333	08/18/23	USD	20.00	USD	751	29,138
iShares iBoxx $ Investment Grade Corporate Bond ETF	907	08/18/23	USD	100.00	USD	9,971	33,106
Air Transport Services Group, Inc.	98	09/15/23	USD	15.00	USD	199	2,450
3-Monh SOFR Future	1,975	03/15/24	USD	95.75	USD	474,444	2,407,031

							4,579,883

							$45,130,264

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price	Barrier Price/Range	Notional Amount (000)	Value

Put GBP Currency	One Touch	JPMorgan Chase Bank N.A.	—	05/11/23	USD 1.00	USD 1.00	GBP 4,185	$5

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
ING Groep N.V.	Goldman Sachs International	724,500	05/19/23	EUR	11.50	EUR	8,114	$210,136
USD Currency	Bank of America N.A.	—	07/13/23	CNH	7.40	USD	93,139	32,971
TOPIX Banks Index	BNP Paribas SA	3,751,722	07/14/23	JPY	218.87	JPY	729,485	71,284
TOPIX Banks Index	Goldman Sachs International	6,250,370	07/14/23	JPY	226.71	JPY	1,215,322	72,504
TOPIX Banks Index	JPMorgan Chase Bank N.A.	2,503,649	07/14/23	JPY	227.60	JPY	486,810	27,411

								414,306

Put
USD Currency	Deutsche Bank AG	—	05/04/23	MXN	18.00	USD	38,515	205,708
USD Currency	Bank of America N.A.	—	05/25/23	MXN	17.85	USD	142,520	752,793
USD Currency	Bank of America N.A.	—	05/29/23	JPY	130.00	USD	96,720	129,121

								1,087,622

								$1,501,928

OTC Dual Binary Options Purchased

Description(a)	Counterparty	Units	Expiration Date	Notional Amount (000)		Value

Put
Payout at expiry if S&P 500 <= 3687.14 and 10-year swap <= 3.33%	Citibank N.A.	4,025,157	05/19/23	USD	14,841,317	$12,844
Payout at expiry if S&P 500 <= 3848.02 and 2-year swap >= 4.99%(b)	Citibank N.A.	3,916,713	05/19/23	USD	15,071,590	893
Payout at expiry if S&P 500 <= 3848.02 and 2-year swap >= 5.09%(b)	Citibank N.A.	3,916,713	05/19/23	USD	15,071,590	13,638
Payout at expiry if S&P 500 <= 3848.02 and 2-year swap >= 4.92%(b)	Citibank N.A.	3,916,713	06/16/23	USD	15,071,590	239
Payout at expiry if S&P 500 <= 3848.02 and 2-year swap >= 5.02%(b)	Citibank N.A.	3,916,713	06/16/23	USD	15,071,590	22,357

						$49,971

(a)	Option only pays if both terms are met on the expiration date.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	41

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc.

OTC Credit Default Swaptions Purchased

	Paid by the Fund	Received by the Fund			Expiration Date	Credit Rating(a)	Exercise Price		Notional Amount (000)(b)
Description	Rate/Reference	Rate/Reference	Frequency	Counterparty							Value

Put
Bought Protection 5-Year Credit Default Swap, 06/20/28	5.00%	CDX.NA.HY.40.V1	Quarterly	Barclays Bank PLC	05/17/23	N/R	USD	0.95	USD	14,970	$5,313
Bought Protection 5-Year Credit Default Swap, 06/20/28	1.00%	CDX.NA.IG.40.V1	Quarterly	Citibank N.A.	06/21/23	N/R	USD	1.00	USD	118,630	88,257
Bought Protection 5-Year Credit Default Swap, 12/20/27	5.00%	CDX.NA.HY.39.V1	Quarterly	Deutsche Bank AG	06/21/23	N/R	USD	0.94	USD	9,710	20,377
Bought Protection 5-Year Credit Default Swap, 06/20/28	5.00%	CDX.NA.HY.40.V1	Quarterly	Morgan Stanley & Co. International PLC	06/21/23	N/R	USD	0.95	USD	12,455	34,091
Bought Protection 5-Year Credit Default Swap, 06/20/28	1.00%	CDX.NA.IG.40.V1	Quarterly	Morgan Stanley & Co. International PLC	07/19/23	N/R	USD	1.10	USD	90,705	85,256
Bought Protection 5-Year Credit Default Swap, 06/20/28	5.00%	CDX.NA.HY.40.V1	Quarterly	BNP Paribas SA	07/19/23	N/R	USD	0.95	USD	10,715	55,854
Bought Protection 5-Year Credit Default Swap, 06/20/28	5.00%	CDX.NA.HY.40.V1	Quarterly	Morgan Stanley & Co. International PLC	07/19/23	N/R	USD	0.94	USD	9,305	40,005

											$329,153

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund			Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency	Counterparty

Call
10-Year Interest Rate Swap, 08/09/33	1-Day SOFR, 4.81%	Quarterly	2.85%	Semi-Annual	Goldman Sachs International	08/07/23	2.85%	USD	98,278	$1,079,231
10-Year Interest Rate Swap, 09/23/33	1-Day SOFR, 4.81%	Quarterly	2.81%	Semi-Annual	Morgan Stanley & Co. International PLC	09/21/23	2.81	USD	71,287	997,710
10-Year Interest Rate Swap, 09/24/33	1-Day SOFR, 4.81%	Quarterly	2.80%	Semi-Annual	Morgan Stanley & Co. International PLC	09/22/23	2.80	USD	30,538	421,288
2-Year Interest Rate Swap, 10/21/23	1-Day SOFR, 4.81%	Quarterly	2.75%	Semi-Annual	Goldman Sachs International	10/19/23	2.75	USD	139,735	999,349
10-Year Interest Rate Swap, 10/26/33	1-Day SOFR, 4.81%	Quarterly	3.05%	Semi-Annual	Citibank N.A.	10/24/23	3.05	USD	113,447	2,845,944
10-Year Interest Rate Swap, 11/01/33	1-Day SOFR, 4.81%	Quarterly	2.90%	Semi-Annual	JPMorgan Chase Bank N.A.	10/30/23	2.90	USD	113,447	2,257,007
10-Year Interest Rate Swap, 11/09/33	1-Day SOFR, 4.81%	Quarterly	2.82%	Semi-Annual	Goldman Sachs International	11/07/23	2.82	USD	46,851	837,662
30-Year Interest Rate Swap, 11/16/53	1-Day SOFR, 4.81%	Quarterly	2.85%	Semi-Annual	Citibank N.A.	11/14/23	2.85	USD	36,175	1,538,727

										10,976,918

Put
1-Year Interest Rate Swap, 05/04/24	1.00%	Annual	6-mo. EURIBOR, 3.65%	Semi-Annual	Goldman Sachs International	05/02/23	1.00	EUR	706,928	21,011,648
10-Year Interest Rate Swap, 10/26/33	4.55%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	Citibank N.A.	10/24/23	4.55	USD	113,447	164,077
10-Year Interest Rate Swap, 11/01/33	4.40%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	JPMorgan Chase Bank N.A.	10/30/23	4.40	USD	113,447	234,260
10-Year Interest Rate Swap, 11/09/33	4.82%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	Goldman Sachs International	11/07/23	4.82	USD	46,851	47,681

										21,457,666

										$32,434,584

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc.

Interest Rate Caps/Floors Sold

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Call
5Y-30Y CMS Index Cap	0.57%	Goldman Sachs International	09/27/23	USD	1,192,388	$(415,213)	$(612,454)	$197,241

Put
5Y-30Y CMS Index Floor	(0.68%)	Goldman Sachs International	09/27/23	USD	1,192,388	(760,684)	(1,192,388)	431,704

						$(1,175,897)	$(1,804,842)	$628,945

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
SPDR S&P 500 ETF Trust	4,668	05/05/23	USD	425.00	USD	194,156	$(212,394)
Advanced Micro Devices, Inc.	1,767	05/19/23	USD	120.00	USD	15,792	(13,253)
Alphabet Inc., Class C	1,064	05/19/23	USD	110.00	USD	11,515	(220,248)
Amazon.com, Inc.	1,064	05/19/23	USD	110.00	USD	11,220	(159,068)
Apple, Inc.	853	05/19/23	USD	175.00	USD	14,474	(171,879)
Bank of America Corp.	3,212	05/19/23	USD	31.00	USD	9,405	(40,150)
CF Industries Holdings, Inc.	1,498	05/19/23	USD	80.00	USD	10,723	(48,685)
Charles Schwab Corp.	2,179	05/19/23	USD	80.00	USD	11,383	(2,179)
ConocoPhillips	1,606	05/19/23	USD	125.00	USD	16,524	(8,030)
Daimler AG	2,867	05/19/23	EUR	82.00	EUR	20,235	(12,637)
DexCom, Inc.	799	05/19/23	USD	130.00	USD	9,695	(67,915)
EQT Corp.	2,780	05/19/23	USD	35.00	USD	9,686	(332,210)
Freeport-McMoRan, Inc.	2,139	05/19/23	USD	42.00	USD	8,109	(38,502)
InvesCo QQQ Trust, Series 1	2,360	05/19/23	USD	340.00	USD	76,124	(136,880)
iShares iBoxx $ High Yield Corporate Bond ETF	7,208	05/19/23	USD	76.00	USD	54,319	(162,180)
Marathon Oil Corp.	3,208	05/19/23	USD	26.00	USD	7,751	(93,032)
Microsoft Corp.	1,067	05/19/23	USD	305.00	USD	32,785	(824,257)
SPDR Gold Shares(a)	10,083	05/19/23	USD	205.00	USD	186,334	(65,540)
Starbucks Corp.	918	05/19/23	USD	105.00	USD	10,492	(929,475)
Xtrackers Harvest CSI 300 China A-Shares Fund	11,690	05/19/23	USD	34.00	USD	34,123	(58,450)
Abbott Laboratories	1,171	06/16/23	USD	110.00	USD	12,936	(424,487)
Apple, Inc.	851	06/16/23	USD	180.00	USD	14,440	(179,135)
Archer-Daniels-Midland Co.	1,238	06/16/23	USD	87.50	USD	9,666	(18,570)
Charles Schwab Corp.	2,569	06/16/23	USD	75.00	USD	13,420	(6,423)
Delta Air Lines, Inc.	3,201	06/16/23	USD	40.00	USD	10,983	(52,817)
DexCom, Inc.	355	06/16/23	USD	130.00	USD	4,308	(89,637)
Edwards Lifesciences Corp.	1,065	06/16/23	USD	90.00	USD	9,370	(258,262)
General Motors Co.	2,408	06/16/23	USD	40.00	USD	7,956	(22,876)
Hilton Worldwide Holdings, Inc.	537	06/16/23	USD	155.00	USD	7,734	(67,125)
Intuitive Surgical, Inc.	427	06/16/23	USD	330.00	USD	12,862	(69,388)
JPMorgan Chase & Co.	2,140	06/16/23	USD	150.00	USD	29,583	(113,420)
KLA Corp.	426	06/16/23	USD	420.00	USD	16,467	(257,730)
LVMH Moet Hennessy Louis Vuitton SE	193	06/16/23	EUR	940.00	EUR	16,810	(146,208)
LyondellBasell Industries, NV Ordinary Shares Class	889	06/16/23	USD	105.00	USD	8,411	(28,893)
Microsoft Corp.	641	06/16/23	USD	320.00	USD	19,695	(306,077)
Nestle SA	1,694	06/16/23	CHF	118.00	CHF	19,400	(166,775)
Nestle SA	847	06/16/23	CHF	120.00	CHF	9,700	(70,595)
salesforce.com, Inc.	614	06/16/23	USD	230.00	USD	12,180	(74,601)
SPDR Gold Shares(a)	20,167	06/16/23	USD	215.00	USD	372,686	(342,839)
SPDR Gold Shares(a)	30,389	06/16/23	USD	210.00	USD	561,589	(820,503)
Tesla, Inc.	1,065	06/16/23	USD	230.00	USD	17,499	(47,925)
Uber Technologies, Inc.	5,936	06/16/23	USD	37.50	USD	18,431	(186,984)
UniCredit SpA	3,414	06/16/23	EUR	22.00	EUR	30,624	(225,713)
United Airlines Holdings, Inc.	3,200	06/16/23	USD	52.50	USD	14,016	(78,400)
United Parcel Service, Inc., Class B	646	06/16/23	USD	210.00	USD	11,616	(2,261)
Walt Disney Co.	1,604	06/16/23	USD	115.00	USD	16,441	(132,330)
Applied Materials, Inc.	1,701	07/21/23	USD	130.00	USD	19,226	(359,761)
Micron Technology, Inc.	2,132	07/21/23	USD	72.50	USD	13,722	(394,420)
Microsoft Corp.	1,062	07/21/23	USD	330.00	USD	32,631	(517,725)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	43

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Microsoft Corp.	527	07/21/23	USD	325.00	USD	16,193	$(335,962)
NVIDIA Corp.	533	07/21/23	USD	340.00	USD	14,790	(266,500)
Tesla, Inc.	853	08/18/23	USD	260.00	USD	14,016	(115,581)
SPDR S&P 500 ETF Trust	597	12/15/23	USD	420.00	USD	24,831	(1,579,065)

							(11,355,952)

Put
SPDR S&P 500 ETF Trust	2,334	05/05/23	USD	388.00	USD	97,078	(17,505)
Advanced Micro Devices, Inc.	1,767	05/19/23	USD	85.00	USD	15,792	(411,711)
Caterpillar, Inc.	599	05/19/23	USD	140.00	USD	13,106	(11,381)
Delta Air Lines, Inc.	5,046	05/19/23	USD	30.00	USD	17,313	(52,983)
Euro Stoxx Banks	3,054	05/19/23	EUR	90.00	EUR	15,811	(71,511)
FedEx Corp.	338	05/19/23	USD	195.00	USD	7,699	(7,774)
InvesCo QQQ Trust, Series 1	2,360	05/19/23	USD	275.00	USD	76,124	(31,860)
iShares China Large-Cap ETF	9,352	05/19/23	USD	26.00	USD	26,494	(93,520)
iShares iBoxx $ High Yield Corporate Bond ETF	7,208	05/19/23	USD	68.00	USD	54,319	(18,020)
iShares Russell 2000 ETF	5,383	05/19/23	USD	160.00	USD	94,310	(177,639)
iShares Russell 2000 ETF	2,691	05/19/23	USD	152.00	USD	47,146	(33,638)
iShares Russell 2000 ETF	455	05/19/23	USD	146.00	USD	7,972	(3,185)
iShares Russell 2000 ETF	518	05/19/23	USD	157.00	USD	9,075	(11,396)
Lockheed Martin Corp.	329	05/19/23	USD	420.00	USD	15,280	(14,805)
Marathon Oil Corp.	3,196	05/19/23	USD	23.00	USD	7,722	(161,398)
Nice Ltd.	371	05/19/23	USD	175.00	USD	7,569	(90,895)
Nike, Inc., Class B	1,345	05/19/23	USD	105.00	USD	17,044	(8,743)
Northrop Grumman Corp.	123	05/19/23	USD	400.00	USD	5,674	(27,368)
Schlumberger NV	1,598	05/19/23	USD	47.50	USD	7,886	(144,619)
United Airlines Holdings, Inc.	2,522	05/19/23	USD	38.00	USD	11,046	(39,091)
Alphabet Inc., Class C	3,201	06/16/23	USD	90.00	USD	34,641	(132,841)
Apple, Inc.	1,701	06/16/23	USD	140.00	USD	28,863	(103,761)
Archer-Daniels-Midland Co.	618	06/16/23	USD	72.50	USD	4,825	(52,530)
Caterpillar, Inc.	413	06/16/23	USD	150.00	USD	9,036	(5,782)
Charles Schwab Corp.	1,283	06/16/23	USD	40.00	USD	6,702	(48,113)
ConocoPhillips	1,546	06/16/23	USD	92.50	USD	15,907	(230,354)
Constellation Brands, Inc., Class A	429	06/16/23	USD	205.00	USD	9,844	(66,495)
Delta Air Lines, Inc.	3,201	06/16/23	USD	27.00	USD	10,983	(46,415)
Edwards Lifesciences Corp.	1,065	06/16/23	USD	75.00	USD	9,370	(47,925)
FedEx Corp.	71	06/16/23	USD	140.00	USD	1,617	(604)
Health Care Select Sector SPDR Fund	1,575	06/16/23	USD	120.00	USD	21,031	(75,600)
Intuitive Surgical, Inc.	427	06/16/23	USD	220.00	USD	12,862	(19,215)
JPMorgan Chase & Co.	1,068	06/16/23	USD	100.00	USD	14,764	(9,612)
KLA Corp.	211	06/16/23	USD	310.00	USD	8,156	(42,200)
LVMH Moet Hennessy Louis Vuitton SE	193	06/16/23	EUR	800.00	EUR	16,810	(223,300)
salesforce.com, Inc.	614	06/16/23	USD	160.00	USD	12,180	(66,312)
Starbucks Corp.	843	06/16/23	USD	100.00	USD	9,635	(64,068)
Tesla, Inc.	1,065	06/16/23	USD	140.00	USD	17,499	(335,475)
Uber Technologies, Inc.	5,446	06/16/23	USD	30.00	USD	16,910	(833,238)
Uber Technologies, Inc.	5,936	06/16/23	USD	25.00	USD	18,431	(207,760)
United Airlines Holdings, Inc.	3,200	06/16/23	USD	36.00	USD	14,016	(108,800)
Walt Disney Co.	1,604	06/16/23	USD	80.00	USD	16,441	(38,496)
Waste Management, Inc.	1,551	06/16/23	USD	150.00	USD	25,754	(81,428)
Applied Materials, Inc.	850	07/21/23	USD	95.00	USD	9,608	(168,300)
Micron Technology, Inc.	2,132	07/21/23	USD	50.00	USD	13,722	(144,976)
Microsoft Corp.	1,062	07/21/23	USD	260.00	USD	32,631	(208,152)
NVIDIA Corp.	801	07/21/23	USD	200.00	USD	22,227	(197,446)
Activision Blizzard, Inc.	2,116	08/18/23	USD	70.00	USD	16,443	(337,502)
Tesla, Inc.	451	08/18/23	USD	135.00	USD	7,410	(306,680)
3-Monh SOFR Future	2,963	03/15/24	USD	94.75	USD	711,787	(1,129,644)

							(6,762,066)

							$(18,118,018)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc.

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
ING Groep N.V.	Goldman Sachs International	724,500	05/19/23	EUR	12.50	EUR	8,114	$(27,415)
USD Currency	HSBC Bank PLC	—	06/14/23	TWD	30.58	TWD	23,053	(227,714)
USD Currency	Goldman Sachs International	—	06/19/23	CNH	6.88	CNH	22,874	(203,828)

								(458,957)

Put
ING Groep N.V.	Goldman Sachs International	724,500	05/19/23	EUR	9.00	EUR	8,114	(24,860)
USD Currency	Bank of America N.A.	—	05/25/23	MXN	17.35	MXN	190,027	(99,194)
USD Currency	Bank of America N.A.	—	05/29/23	JPY	124.00	JPY	145,079	(17,119)
USD Currency	HSBC Bank PLC	—	06/14/23	BRL	5.24	BRL	22,356	(1,136,715)
USD Currency	Morgan Stanley & Co. International PLC	—	06/14/23	COP	4,815.00	COP	22,300	(758,802)
EUR Currency	UBS AG	—	06/19/23	USD	1.08	USD	20,987	(76,058)
GBP Currency	JPMorgan Chase Bank N.A.	—	06/19/23	USD	1.22	USD	18,592	(64,794)
USD Currency	Bank of America N.A.	—	06/19/23	HUF	362.05	HUF	22,098	(1,337,543)
USD Currency	Citibank N.A.	—	06/19/23	MXN	18.67	MXN	22,325	(795,254)
TOPIX Banks Index	BNP Paribas SA	3,751,722	07/14/23	JPY	175.10	JPY	729,485	(93,747)
TOPIX Banks Index	Goldman Sachs International	6,250,370	07/14/23	JPY	181.37	JPY	1,215,322	(242,864)
TOPIX Banks Index	JPMorgan Chase Bank N.A.	2,503,649	07/14/23	JPY	182.08	JPY	486,810	(101,863)

								(4,748,813)

								$(5,207,770)

OTC Credit Default Swaptions Written

	Paid by the Fund	Received by the Fund		Counterparty	Expiration Date	Credit Rating(a)	Exercise Price		Notional Amount (000)(b)		Value
Description	Rate/Reference	Rate/Reference	Frequency

Put
Sold Protection 5-Year Credit Default Swap, 06/20/28	CDX.NA.HY.40.V1	5.00%	Quarterly	Barclays Bank PLC	05/17/23	N/R	USD	0.89	USD	14,970	$(2,431)
Sold Protection 5-Year Credit Default Swap, 06/20/28	CDX.NA.IG.40.V1	1.00%	Quarterly	Citibank N.A.	06/21/23	N/R	USD	1.25	USD	118,630	(33,625)
Sold Protection 5-Year Credit Default Swap, 06/20/28	CDX.NA.IG.40.V1	1.00%	Quarterly	Morgan Stanley & Co. International PLC	07/19/23	N/R	USD	1.40	USD	90,705	(35,521)
Sold Protection 5-Year Credit Default Swap, 06/20/28	CDX.NA.HY.40.V1	5.00%	Quarterly	Morgan Stanley & Co. International PLC	07/19/23	N/R	USD	0.87	USD	9,305	(12,991)

											$(84,568)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund			Expiration Date	Exercise Rate	Notional Amount (000)
Description	Rate	Frequency	Rate	Frequency	Counterparty					Value

Call
2-Year Interest Rate Swap, 06/01/25	3.30%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	Morgan Stanley & Co. International PLC	05/30/23	3.30%	USD	469,781	$(323,284)
5-Year Interest Rate Swap, 06/01/28	2.80%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	JPMorgan Chase Bank N.A.	05/30/23	2.80	USD	190,317	(273,413)
5-Year Interest Rate Swap, 06/16/28	2.50%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	Goldman Sachs International	06/14/23	2.50	USD	224,129	(231,725)
10-Year Interest Rate Swap, 07/21/33	2.41%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	Morgan Stanley & Co. International PLC	07/19/23	2.41	USD	244,572	(623,323)
2-Year Interest Rate Swap, 10/21/23	2.45%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	Goldman Sachs International	10/19/23	2.45	USD	139,735	(671,478)
2-Year Interest Rate Swap, 10/26/25	3.09%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	Citibank N.A.	10/24/23	3.09	USD	453,788	(2,639,520)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	45

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc.

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call (continued)
2-Year Interest Rate Swap, 11/01/25	2.95%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	JPMorgan Chase Bank N.A.	10/30/23	2.95%	USD	453,788	$(2,368,299)
2-Year Interest Rate Swap, 11/09/25	3.26%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	Goldman Sachs International	11/07/23	3.26	USD	187,405	(1,404,630)
2-Year Interest Rate Swap, 11/16/25	2.75%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	Citibank N.A.	11/14/23	2.75	USD	361,746	(1,679,196)
10-Year Interest Rate Swap, 12/16/33	2.40%	Semi-Annual	1-Day SOFR, 4.81%	Quarterly	Morgan Stanley & Co. International PLC	12/14/23	2.40	USD	61,817	(613,601)

										(10,828,469)

Put
1-Year Interest Rate Swap, 05/04/24	6-mo. EURIBOR, 3.65%	Semi-Annual	1.75%	Annual	Goldman Sachs International	05/02/23	1.75	EUR	1,413,856	(30,687,202)
5-Year Interest Rate Swap, 06/10/28	1-Day SOFR, 4.81%	Quarterly	4.00%	Semi-Annual	JPMorgan Chase Bank N.A.	06/08/23	4.00	USD	189,499	(113,139)
5-Year Interest Rate Swap, 06/16/28	1-Day SOFR, 4.81%	Quarterly	3.90%	Semi-Annual	Goldman Sachs International	06/14/23	3.90	USD	224,129	(263,228)
10-Year Interest Rate Swap, 07/05/33	1-Day SOFR, 4.81%	Quarterly	3.85%	Semi-Annual	JPMorgan Chase Bank N.A.	07/03/23	3.85	USD	95,291	(132,694)
10-Year Interest Rate Swap, 07/21/33	1-Day SOFR, 4.81%	Quarterly	3.61%	Semi-Annual	Morgan Stanley & Co. International PLC	07/19/23	3.61	USD	244,572	(1,104,359)
10-Year Interest Rate Swap, 08/09/33	1-Day SOFR, 4.81%	Quarterly	3.75%	Semi-Annual	Goldman Sachs International	08/07/23	3.75	USD	122,848	(470,641)
2-Year Interest Rate Swap, 09/23/25	1-Day SOFR, 4.81%	Annual	4.73%	Semi-Annual	Morgan Stanley & Co. International PLC	09/21/23	4.73	USD	703,610	(912,125)
2-Year Interest Rate Swap, 09/24/25	1-Day SOFR, 4.81%	Quarterly	4.50%	Semi-Annual	Morgan Stanley & Co. International PLC	09/22/23	4.50	USD	351,650	(715,914)
10-Year Interest Rate Swap, 10/04/33	1-Day SOFR, 4.81%	Quarterly	3.93%	Semi-Annual	Goldman Sachs International	10/02/23	3.93	USD	120,542	(522,025)
10-Year Interest Rate Swap, 10/15/33	1-Day SOFR, 4.81%	Quarterly	3.50%	Semi-Annual	Goldman Sachs International	10/13/23	3.50	USD	167,168	(1,889,047)
2-Year Interest Rate Swap, 10/15/25	1-Day SOFR, 4.81%	Quarterly	4.25%	Semi-Annual	Citibank N.A.	10/13/23	4.25	USD	724,395	(2,339,274)
2-Year Interest Rate Swap, 10/19/25	1-Day SOFR, 4.81%	Quarterly	4.25%	Semi-Annual	Citibank N.A.	10/17/23	4.25	USD	335,626	(1,096,796)
2-Year Interest Rate Swap, 10/21/23	1-Day SOFR, 4.81%	Quarterly	3.30%	Semi-Annual	Goldman Sachs International	10/19/23	3.30	USD	69,867	(217,411)
2-Year Interest Rate Swap, 11/16/25	1-Day SOFR, 4.81%	Quarterly	4.75%	Semi-Annual	Citibank N.A.	11/14/23	4.75	USD	289,397	(435,369)
10-Year Interest Rate Swap, 12/16/33	1-Day SOFR, 4.81%	Quarterly	3.60%	Semi-Annual	Morgan Stanley & Co. International PLC	12/14/23	3.60	USD	61,817	(738,791)
5-Year Interest Rate Swap, 03/29/29	1-Day SOFR, 4.81%	Quarterly	3.79%	Semi-Annual	JPMorgan Chase Bank N.A.	03/27/24	3.79	USD	350,867	(2,821,296)

										(44,459,311)

										$(55,287,780)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

AVIS Budget Car Rental LLC	5.00%	Quarterly	12/20/26	USD	12,271	$(692,701)	$(1,295,392)	$602,691
CDX.NA.HY.37.V3	5.00	Quarterly	12/20/26	USD	155,855	(6,845,493)	(8,013,428)	1,167,935
CDX.NA.IG.39.V1	1.00	Quarterly	12/20/27	USD	18,263	(228,837)	(24,125)	(204,712)
CDX.NA.HY.40.V1	5.00	Quarterly	06/20/28	USD	8,555	(171,086)	(84,313)	(86,773)
iTraxx.XO.39.V1	5.00	Quarterly	06/20/28	EUR	35,885	(1,278,656)	(291,098)	(987,558)

						$(9,216,773)	$(9,708,356)	$491,583

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc.

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.39.V2	5.00%	Quarterly	12/20/27	B	USD 22,060	$570,794	$(80,205)	$650,999
iTraxx.XO.38.V1	5.00	Quarterly	12/20/27	B	EUR 40,907	1,935,879	(1,314,118)	3,249,997

						$2,506,673	$(1,394,323)	$3,900,996

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Reference	Frequency	Rate	Frequency	Date	Amount (000)		Value	(Received)	(Depreciation)

Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	2.69%	Monthly	08/15/32	EUR	14,565	$(187,482)	$303	$(187,785)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)

3.75%	Monthly	1-Day SOFR, 4.81%	Monthly	N/A		02/13/24	USD	951,740	$11,136,189	$954	$11,135,235
1-Day SOFR, 4.81%	Monthly	4.40%	Monthly	N/A		02/13/24	USD	1,903,481	(10,107,934)	1,907	(10,109,841)
28-Day MXIBTIIE, 11.55%	Monthly	4.68%	Monthly	N/A		02/27/24	MXN	679,790	(2,082,646)	62	(2,082,708)
28-Day MXIBTIIE, 11.55%	Monthly	4.86%	Monthly	N/A		03/01/24	MXN	679,790	(2,024,841)	62	(2,024,903)
1-Day SOFR, 4.81%	Monthly	4.50%	Monthly	N/A		03/09/24	USD	935,485	(3,829,768)	2,618	(3,832,386)
2.47%	Monthly	1-Day SONIA, 4.18%	Monthly	N/A		04/03/24	GBP	512,248	14,441,843	(25,445)	14,467,288
1-Day SONIA, 4.18%	Monthly	3.22%	Monthly	N/A		04/03/24	GBP	1,024,497	(19,545,783)	34,508	(19,580,291)
1-Day SOFR, 4.81%	Annual	2.65%	Annual	N/A		05/02/24	USD	1,549,701	(40,811,458)	170,850	(40,982,308)
1-Day SOFR, 4.81%	Monthly	4.46%	Monthly	07/12/23	(a)	07/12/24	USD	941,993	(801,061)	3,080	(804,141)
1-Day SONIA, 4.18%	Monthly	4.26%	Monthly	09/06/23	(a)	09/06/24	GBP	260,709	(1,490,739)	826	(1,491,565)
28-Day MXIBTIIE, 11.55%	Monthly	9.78%	Monthly	N/A		02/04/25	MXN	2,874,182	(1,394,122)	594	(1,394,716)
28-Day MXIBTIIE, 11.55%	Monthly	9.79%	Monthly	N/A		02/04/25	MXN	1,437,091	(683,514)	297	(683,811)
28-Day MXIBTIIE, 11.55%	Monthly	9.80%	Monthly	N/A		02/04/25	MXN	1,437,091	(663,193)	297	(663,490)
2.00%	Annual	1-Day SOFR, 4.81%	Annual	N/A		02/17/25	USD	148,033	6,389,351	591	6,388,760
1-Day SOFR, 4.81%	Annual	2.60%	Annual	N/A		02/17/25	USD	526,238	(16,624,167)	2,103	(16,626,270)
1-Day SOFR, 4.81%	Annual	2.70%	Annual	N/A		02/17/25	USD	526,238	(15,609,311)	2,103	(15,611,414)
1-Day SOFR, 4.81%	Annual	4.03%	Annual	N/A		03/10/25	USD	945,671	(2,809,794)	2,200	(2,811,994)
2.72%	Annual	1-Day SOFR, 4.81%	Annual	N/A		05/02/25	USD	1,840,036	54,395,789	(355,974)	54,751,763
1-Day SOFR, 4.81%	Annual	3.75%	Annual	N/A		12/15/25	USD	121,426	(454,422)	818	(455,240)
1-Day SOFR, 4.81%	Annual	3.81%	Annual	N/A		12/19/25	USD	129,342	(255,740)	875	(256,615)
28-Day MXIBTIIE, 11.55%	Monthly	6.48%	Monthly	N/A		08/12/26	MXN	580,343	(2,307,100)	238	(2,307,338)
28-Day MXIBTIIE, 11.55%	Monthly	6.47%	Monthly	N/A		08/13/26	MXN	796,887	(3,178,279)	326	(3,178,605)
28-Day MXIBTIIE, 11.55%	Monthly	6.42%	Monthly	N/A		08/14/26	MXN	649,632	(2,638,028)	264	(2,638,292)
28-Day MXIBTIIE, 11.55%	Monthly	6.44%	Monthly	N/A		08/14/26	MXN	394,136	(1,584,963)	161	(1,585,124)
28-Day MXIBTIIE, 11.55%	Monthly	6.42%	Monthly	N/A		08/17/26	MXN	585,216	(2,487,492)	234	(2,487,726)
1-Day SOFR, 4.81%	Annual	3.47%	Annual	03/10/25	(a)	03/10/27	USD	96,874	1,187,178	429	1,186,749
1-Day SOFR, 4.81%	Annual	2.67%	Annual	N/A		05/02/27	USD	205,746	(6,803,963)	(125,032)	(6,678,931)
1-Day SOFR, 4.81%	Annual	2.91%	Annual	N/A		10/06/27	USD	259,533	(6,822,320)	2,127	(6,824,447)
1-Day SONIA, 4.18%	Monthly	3.18%	Monthly	02/10/27	(a)	02/10/28	GBP	849,941	(2,455,599)	4,686	(2,460,285)
0.02%	Annual	6-mo. EURIBOR, 3.65%	Semi- Annual	N/A		08/26/31	EUR	103,788	25,284,016	2,008	25,282,008
1-Day SOFR, 4.81%	Annual	2.65%	Annual	N/A		05/02/32	USD	839,546	(38,050,035)	716,118	(38,766,153)
2.58%	Annual	1-Day SOFR, 4.81%	Annual	N/A		05/24/32	USD	159,068	8,409,397	(143,790)	8,553,187
2.60%	Annual	1-Day SOFR, 4.81%	Annual	N/A		05/26/32	USD	26,061	1,335,290	381	1,334,909
1-Day SOFR, 4.81%	Annual	3.47%	Annual	N/A		10/04/32	USD	111,214	2,239,534	1,650	2,237,884
1-Day SOFR, 4.81%	Annual	3.42%	Annual	N/A		10/05/32	USD	53,594	837,499	820	836,679
1-Day SOFR, 4.81%	Annual	3.05%	Annual	N/A		10/28/32	USD	118,850	(1,933,595)	1,829	(1,935,424)
1-Day SOFR, 4.81%	Annual	2.88%	Annual	N/A		11/02/32	USD	120,734	(3,738,544)	1,861	(3,740,405)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	47

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective	Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	Amount (000)		Value	(Received)	(Depreciation)

1-Day SOFR, 4.81%	Annual	2.92%	Annual	N/A	11/04/32	USD	121,431	$(3,337,327)	$1,873	$(3,339,200)
1-Day SOFR, 4.81%	Annual	2.90%	Annual	N/A	11/15/32	USD	193,694	(5,609,631)	2,995	(5,612,626)
1-Day SOFR, 4.81%	Annual	3.20%	Annual	N/A	11/28/32	USD	115,865	(322,347)	1,797	(324,144)
1-Day ESTR, 1,112.26%	Annual	2.34%	Annual	01/19/28(a)	01/19/33	EUR	74,318	(1,227,616)	1,041	(1,228,657)
3.24%	Annual	1-Day SOFR, 4.81%	Annual	08/09/23(a)	08/09/33	USD	60,101	(726,634)	971	(727,605)
2.61%	Annual	1-Day SOFR, 4.81%	Annual	N/A	05/02/42	USD	19,667	1,634,292	46,596	1,587,696
2.43%	Annual	1-Day SOFR, 4.81%	Annual	N/A	05/02/52	USD	577,068	65,573,648	(1,244,010)	66,817,658

								$(9,547,940)	$(881,101)	$(8,666,839)

(a)	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Bombardier, Inc.	5.00%	Quarterly	Barclays Bank PLC	06/20/23	USD	8,698	$(101,015)	$67,014	$(168,029)
Pitney Bowes, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/24	USD	410	22,983	31,490	(8,507)
Staples Inc.	5.00	Quarterly	Barclays Bank PLC	06/20/24	USD	790	28,081	52,791	(24,710)
Pitney Bowes, Inc.	1.00	Quarterly	Goldman Sachs & Co. LLC	06/20/25	USD	800	112,558	179,742	(67,184)
General Electric Co.	1.00	Quarterly	Goldman Sachs & Co. LLC	06/20/27	USD	3,320	(38,842)	56,980	(95,822)
Borgwarner Inc.	1.00	Quarterly	BNP Paribas SA	12/20/27	USD	1,330	(19,033)	17,285	(36,318)
Pitney Bowes, Inc.	1.00	Quarterly	Barclays Bank PLC	12/20/27	USD	480	157,460	116,291	41,169
Pitney Bowes, Inc.	1.00	Quarterly	Citibank N.A.	12/20/27	USD	270	88,571	68,761	19,810
Pitney Bowes, Inc.	1.00	Quarterly	Citibank N.A.	12/20/27	USD	400	131,216	104,938	26,278
Pitney Bowes, Inc.	1.00	Quarterly	Goldman Sachs & Co. LLC	12/20/27	USD	490	160,740	118,774	41,966
Pitney Bowes, Inc.	1.00	Quarterly	Goldman Sachs & Co. LLC	12/20/27	USD	675	221,428	167,948	53,480
Xerox Corp.	1.00	Quarterly	Citibank N.A.	12/20/27	USD	470	49,734	51,107	(1,373)
Xerox Corp.	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/27	USD	790	83,596	86,130	(2,534)
Ford Motor Company	5.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/28	USD	2,415	(181,731)	(123,018)	(58,713)
MetLife, Inc.	1.00	Quarterly	BNP Paribas SA	06/20/28	USD	1,165	9,266	8,971	295
Paramount Global Class B	1.00	Quarterly	Barclays Bank PLC	06/20/28	USD	425	20,788	18,491	2,297
Paramount Global Class B	1.00	Quarterly	Barclays Bank PLC	06/20/28	USD	395	19,333	17,197	2,136
Paramount Global Class B	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	USD	1,955	95,665	89,239	6,426
Simon Property Group., LP	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	USD	4,065	29,165	96,116	(66,951)
Southwest Airlines, Co.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	USD	4,070	36,084	63,081	(26,997)

							$926,047	$1,289,328	$(363,281)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Vistra Operations Company LLC	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB		USD 4,250		$47,176	$19,211	$27,965
Vistra Operations Company LLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	BB		USD 2,125		137,728	99,546	38,182
NRG Energy, Inc.	5.00	Quarterly	Barclays Bank PLC	12/20/27	BB		USD 665		57,223	39,849	17,374

									$242,127	$158,606	$83,521

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund			Effective	Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Counterparty	Date	Date	Amount (000)		Value	(Received)	(Depreciation)

1-Day BZDIOVER, 0.05%	Monthly	13.25%	Monthly	Citibank N.A.	N/A	01/02/24	BRL	150,362	$(12,084)	$—	$(12,084)
1-Day BZDIOVER, 0.05%	Monthly	12.44%	Monthly	Barclays Bank PLC	N/A	07/01/24	BRL	27,208	(10,832)	—	(10,832)
1-Day BZDIOVER, 0.05%	Monthly	12.48%	Monthly	Barclays Bank PLC	N/A	07/01/24	BRL	81,202	(37,621)	—	(37,621)
1-Day BZDIOVER, 0.05%	Monthly	13.15%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	435,468	1,467,992	—	1,467,992
1-Day BZDIOVER, 0.05%	Monthly	13.18%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	435,248	1,512,448	—	1,512,448
1-Day BZDIOVER, 0.05%	Monthly	13.22%	Monthly	Citibank N.A.	N/A	01/02/25	BRL	228,965	829,193	—	829,193
1-Day BZDIOVER, 0.05%	Monthly	9.39%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	289,615	(4,811,813)	—	(4,811,813)
1-Day BZDIOVER, 0.05%	Monthly	9.42%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	315,948	(5,182,028)	—	(5,182,028)
1-Day BZDIOVER, 0.05%	Monthly	11.56%	Monthly	Barclays Bank PLC	N/A	01/02/26	BRL	27,208	(17,527)	—	(17,527)
1-Day BZDIOVER, 0.05%	Monthly	11.76%	Monthly	Citibank N.A.	N/A	01/02/26	BRL	21,092	5,892	—	5,892
1-Day BZDIOVER, 0.05%	Monthly	11.78%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/26	BRL	22,021	7,816	—	7,816
1-Day BZDIOVER, 0.05%	Monthly	11.82%	Monthly	Barclays Bank PLC	N/A	01/02/26	BRL	36,333	21,220	—	21,220
1-Day BZDIOVER, 0.05%	Monthly	11.83%	Monthly	Morgan Stanley & Co. International PLC	N/A	01/02/26	BRL	38,726	24,585	—	24,585

									$(6,202,759)	$—	$(6,202,759)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	49

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc.

OTC Total Return Swaps

Paid by the Fund		Received by the Fund								Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
					Effective	Termination	Notional
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Date	Date	Amount (000)		Value

Pitney Bowes, Inc.	Quarterly	1-Day SOFR minus 0.25%, 4.81%	Quarterly	Citibank N.A.	N/A	06/13/23	USD	81	$2,712	$—	$2,712
iShares iBoxx $ Investment Grade Corporate Bond ETF	Monthly	1-Day SOFR minus 0.40%, 4.81%	Monthly	BNP Paribas SA	N/A	06/16/23	USD	24,091	(298,068)	(2,777)	(295,291)
iShares iBoxx $ Investment Grade Corporate Bond ETF	Monthly	1-Day SOFR minus 0.40%, 4.81%	Monthly	BNP Paribas SA	N/A	06/16/23	USD	44,050	(545,012)	(5,078)	(539,934)
iShares iBoxx $ Investment Grade Corporate Bond ETF	Monthly	1-Day SOFR minus 0.35%, 4.81%	Monthly	JPMorgan Chase Bank N.A.	N/A	06/16/23	USD	24,091	(296,528)	(2,811)	(293,717)
iShares iBoxx $ Investment Grade Corporate Bond ETF	Monthly	1-Day SOFR minus 0.35%, 4.81%	Monthly	JPMorgan Chase Bank N.A.	N/A	06/16/23	USD	25,030	(308,090)	(2,920)	(305,170)
iShares iBoxx $ Investment Grade Corporate Bond ETF	Monthly	1-Day SOFR minus 0.35%, 4.81%	Monthly	JPMorgan Chase Bank N.A.	N/A	06/16/23	USD	25,057	(308,415)	(2,923)	(305,492)
Fixed, 0.00%	Quarterly	Citi Equity US 1W Volatility Carry Index	Quarterly	Citibank N.A.	N/A	09/15/23	USD	8,229	111,395	—	111,395

									$(1,642,006)	$(16,509)	$(1,625,497)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Short	Monthly	Citibank N.A.(b)	05/31/23 – 02/24/28	$(146,256,716)	$573,136	(c)	$(145,723,096)	0.8%
	Monthly	JPMorgan Chase Bank N.A.(d)	02/08/24 – 02/15/24	(156,614,147)	(1,763,501	)(e)	(158,202,630)	0.9

					$(1,190,365)		$(303,925,726)

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $39,516 of net dividends and financing fees.
(e)	Amount includes $(175,018) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	15-50 basis points	15-195 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc.

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination dates on May 31, 2023, February 26, 2024, February 27, 2024 and February 24, 2028:

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

Brazil
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	(126,360)	$(1,168,649)	0.8%
MercadoLibre, Inc.	(1,243)	(1,587,920)	1.1

		(2,756,569)

Canada
Intact Financial Corp.	(4,537)	(686,285)	0.5
Power Corp. of Canada	(84,730)	(2,269,514)	1.5
Restaurant Brands International, Inc.	(22,102)	(1,549,432)	1.1
Shopify, Inc., Class A	(9,616)	(465,878)	0.3

		(4,971,109)

China
China Overseas Land & Investment Ltd.	(593,500)	(1,505,201)	1.0
China Vanke Co., Ltd., Class H	(509,022)	(795,751)	0.5
Li Ning Co. Ltd.	(71,000)	(507,765)	0.4
Xiaomi Corp., Class B	(545,600)	(774,427)	0.5
Zhuzhou CRRC Times Electric Co., Ltd.	(247,800)	(1,000,119)	0.7

		(4,583,263)

Comoros
Prosus NV	(24,680)	(1,846,892)	1.3

Denmark
Vestas Wind Systems A/S	(35,183)	(973,534)	0.7

Finland
Metso Outotec OYJ	(128,765)	(1,421,659)	1.0
Nordea Bank Abp	(100,022)	(1,111,171)	0.7

		(2,532,830)

Germany
Covestro AG	(82,467)	(3,617,864)	2.5
LEG Immobilien SE	(372)	(23,154)	0.0
Siemens Healthineers AG	(110,115)	(6,862,988)	4.7

		(10,504,006)

Italy
Nexi SpA	(141,959)	(1,177,094)	0.8
Telecom Italia SpA	(6,177,870)	(1,816,990)	1.3

		(2,994,084)

Japan
Canon, Inc.	(114,200)	(2,719,941)	1.9
Daiichi Sankyo Co. Ltd.	(12,400)	(425,501)	0.3
ENEOS Holdings, Inc.	(348,800)	(1,240,864)	0.9
Fujitsu Ltd.	(6,000)	(799,663)	0.5
Hitachi Ltd.	(63,600)	(3,518,010)	2.4
Lasertec Corp.	(25,500)	(3,469,174)	2.4
MatsukiyoCocokara & Co.	(49,800)	(2,666,781)	1.8
Olympus Corp.	(28,300)	(495,432)	0.3
Open House Co. Ltd.	(20,100)	(803,452)	0.6
Renesas Electronics Corp.	(33,600)	(437,890)	0.3
Tokyo Electric Power Co. Holdings, Inc.	(85,400)	(306,194)	0.2

		(16,882,902)

Security	Shares	Value	% of Basket Value

Mexico
America Movil SAB de CV, Series B	(2,583,650)	$(2,786,338)	1.9%

Norway
Aker ASA, Class A, A Shares	(5,860)	(358,173)	0.2
Aker BP ASA, Class A	(241,523)	(5,773,804)	4.0
Salmar ASA	(12,872)	(571,883)	0.4

		(6,703,860)

Poland
KGHM Polska Miedz SA	(23,139)	(665,606)	0.5

South Korea
Kakao Corp.	(86,407)	(3,783,722)	2.6

Sweden
Fastighets AB Balder, B Shares	(678,032)	(3,156,792)	2.2
Getinge AB, B Shares	(25,917)	(657,796)	0.4
Saab AB, Class B	(12,351)	(693,499)	0.5
Sandvik AB	(49,375)	(1,005,759)	0.7
Trelleborg AB, B Shares	(25,635)	(644,159)	0.4

		(6,158,005)

Switzerland
SIG Group AG	(43,756)	(1,171,157)	0.8
Straumann Holding AG, Registered Shares	(11,786)	(1,773,211)	1.2

		(2,944,368)

United States
Apollo Global Management, Inc.	(40,265)	(2,552,398)	1.7
Arista Networks, Inc.	(12,329)	(1,974,613)	1.4
Block, Inc.	(57,342)	(3,485,820)	2.4
Charles River Laboratories International, Inc.	(2,484)	(472,258)	0.3
Church & Dwight Co., Inc.	(30,565)	(2,968,473)	2.0
Constellation Energy Corp.	(20,078)	(1,554,037)	1.1
Costar Group, Inc.	(42,846)	(3,297,000)	2.3
Davita, Inc.	(7,879)	(711,946)	0.5
Discover Financial Services	(8,031)	(830,968)	0.6
Dominion Energy, Inc.	(16,779)	(958,752)	0.7
EPAM Systems, Inc.	(4,949)	(1,397,795)	1.0
Ford Motor Co.	(423,003)	(5,025,276)	3.4
HCA Healthcare, Inc.	(2,409)	(692,178)	0.5
Illumina, Inc.	(9,175)	(1,886,013)	1.3
Iron Mountain, Inc.	(24,755)	(1,367,466)	0.9
KKR & Co., Inc.	(43,767)	(2,322,715)	1.6
Lamb Weston Holdings, Inc.	(40,444)	(4,522,044)	3.1
Newell Brands, Inc.	(158,707)	(1,928,290)	1.3
Norwegian Cruise Line Holdings Ltd.	(224,976)	(3,003,430)	2.1
Oracle Corp.	(31,610)	(2,994,099)	2.1
Paramount Global, Class B	(188,446)	(4,396,445)	3.0
PerkinElmer, Inc.	(5,886)	(768,064)	0.5
PPG Industries, Inc.	(14,650)	(2,054,809)	1.4
PulteGroup, Inc.	(9,182)	(616,571)	0.4
Quanta Services, Inc.	(29,173)	(4,948,908)	3.4
Realty Income Corp.	(23,942)	(1,504,515)	1.0
Republic Services, Inc., Class A	(19,303)	(2,791,600)	1.9
Take-Two Interactive Software, Inc.	(45,908)	(5,705,905)	3.9
Teledyne Technologies, Inc.	(14,044)	(5,819,834)	4.0
Welltower, Inc.	(15,151)	(1,200,262)	0.8
Zimmer Biomet Holdings, Inc.	(6,382)	(883,524)	0.6

		(74,636,008)

Net Value of Reference Entity — Citibank N.A.		$(145,723,096)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	51

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc.

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination dates on February 8, 2024 and February 15, 2024:

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

Australia
AMP Ltd.	(1,832,740)	$(1,385,656)	0.9%
Brambles Ltd.	(117,610)	(1,114,099)	0.7
Commonwealth Bank of Australia	(11,100)	(734,555)	0.5
Computershare Ltd.	(190,071)	(2,829,361)	1.8
IDP Education Ltd.	(55,312)	(1,039,134)	0.6
IGO Ltd.	(63,743)	(587,002)	0.4
Macquarie Group Ltd.	(14,177)	(1,729,477)	1.1
Mineral Resources Ltd.	(22,158)	(1,093,068)	0.7
Santos Ltd.	(111,750)	(529,370)	0.3
Westpac Banking Corp.	(50,475)	(755,569)	0.5

		(11,797,291)

Brazil
Cia Siderurgica Nacional SA	(131,281)	(374,013)	0.2
Equatorial Energia SA	(368,600)	(2,020,435)	1.3
Hapvida Participacoes e Investimentos S/A	(5,704,122)	(3,156,377)	2.0
Localiza Rent a Car SA, (Expires 05/18/23, Strike Price BRL 41.15)	(329,562)	(3,832,931)	2.4
MercadoLibre, Inc.	(448)	(572,315)	0.4

		(9,956,071)

Canada
Canadian Pacific Kansas City Ltd.	(43,519)	(3,430,512)	2.2
Great-West Lifeco, Inc.	(49,705)	(1,413,172)	0.9
Power Corp. of Canada	(100,683)	(2,696,820)	1.7
Restaurant Brands International, Inc.	(14,067)	(986,149)	0.6

		(8,526,653)

China
China Southern Airlines Co., Ltd., Class H	(2,608,000)	(1,826,753)	1.1
Country Garden Holdings Co., Ltd.	(6,747,230)	(1,738,085)	1.1
Fuyao Glass Industry Group Co., Ltd., Class H	(113,600)	(462,157)	0.3
Li Ning Co. Ltd.	(435,000)	(3,110,953)	2.0
Shandong Gold Mining Co. Ltd., Class H	(956,250)	(2,038,363)	1.3
Xiaomi Corp., Class B	(4,447,600)	(6,312,939)	4.0
Zhuzhou CRRC Times Electric Co., Ltd.	(354,000)	(1,428,742)	0.9

		(16,917,992)

Finland
Fortum OYJ	(138,176)	(2,063,794)	1.3
Metso Outotec OYJ	(125,745)	(1,388,316)	0.9
Orion OYJ, Class B	(20,010)	(939,931)	0.6

		(4,392,041)

Germany
Delivery Hero SE	(57,876)	(2,313,372)	1.5

Hong Kong
Sino Biopharmaceutical Ltd.	(563,000)	(312,522)	0.2

Japan
Canon, Inc.	(54,300)	(1,293,282)	0.8
Fujitsu General Ltd.	(29,900)	(769,156)	0.5
Fujitsu Ltd.	(29,600)	(3,945,006)	2.5
Lasertec Corp.	(3,800)	(516,975)	0.3
Park24 Co. Ltd.	(53,700)	(830,045)	0.5

Security	Shares	Value	% of Basket Value

Japan (continued)
Rakuten Group, Inc.	(765,600)	$(3,818,774)	2.4%
RENOVA, Inc.	(23,900)	(338,529)	0.2
SBI Holdings, Inc.	(43,400)	(847,635)	0.5
SHIFT, Inc.	(2,500)	(465,405)	0.3
Square Enix Holdings Co. Ltd.	(44,900)	(2,209,489)	1.4
Tokyo Electric Power Co. Holdings, Inc.	(155,500)	(557,532)	0.4

		(15,591,828)

Macau
Sands China Ltd.	(233,200)	(835,187)	0.5

Netherlands
Aegon NV, Class A	(120,402)	(549,361)	0.4
BE Semiconductor Industries NV	(5,589)	(503,086)	0.3

		(1,052,447)

Poland
Allegro.eu SA, Class B	(74,793)	(589,536)	0.4
Bank Polska Kasa Opieki SA	(69,950)	(1,618,439)	1.0
InPost SA	(263,030)	(2,823,060)	1.8

		(5,031,035)

South Korea
Hanwha Solutions Corp.	(2,913)	(104,818)	0.0
Kakao Corp.	(21,531)	(942,832)	0.6
Lotte Energy Materials Corp.	(18,983)	(858,805)	0.5
Newell Brands, Inc.	(3,737)	(306,875)	0.2
Posco Chemical Co., Ltd.	(16,140)	(4,062,721)	2.6
SK, Inc.	(1,144)	(139,511)	0.1

		(6,415,562)

Spain
CaixaBank SA	(400,615)	(1,482,919)	0.9

Switzerland
Bachem Holding AG	(30,285)	(3,308,333)	2.1
SGS SA, Registered Shares	(15,550)	(1,407,202)	0.9
Tecan Group AG, Registered Shares	(6,160)	(2,684,359)	1.7
UBS Group AG, Registered Shares	(74,665)	(1,519,624)	0.9

		(8,919,518)

Taiwan
Powerchip Semiconductor Manufacturing Corp.	(1,000)	(972)	0.0

United Kingdom
Centrica PLC	(300,429)	(431,702)	0.3
Ocado Group PLC	(574,020)	(3,653,265)	2.3

		(4,084,967)

United States
Align Technology, Inc., Class A	(10,794)	(3,511,288)	2.2
Ameriprise Financial, Inc.	(2,816)	(859,218)	0.5
Analog Devices, Inc.	(4,651)	(836,622)	0.5
Bank of Hawaii Corp.	(5,021)	(243,167)	0.2
Block, Inc.	(17,001)	(1,033,491)	0.7
Boeing Co.	(2,887)	(596,974)	0.4
Brandywine Realty Trust	(5,149)	(20,235)	0.0
Charles River Laboratories International, Inc.	(14,491)	(2,755,029)	1.7
Church & Dwight Co., Inc.	(62,771)	(6,096,319)	3.9
Costar Group, Inc.	(10,574)	(813,669)	0.5
Cullen/frost Bankers, Inc.	(1,376)	(151,704)	0.1
Darden Restaurants, Inc.	(5,483)	(833,032)	0.5
Devon Energy Corp.	(12,224)	(653,128)	0.4
DISH Network Corp., Class A	(533,532)	(4,006,825)	2.5
Dr Horton, Inc.	(34,580)	(3,797,576)	2.4

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc.

Security	Shares	Value	% of Basket Value

United States (continued)
Enphase Energy, Inc.	(1,587)	$(260,585)	0.2%
Fiserv, Inc.	(38,591)	(4,712,733)	3.0
Frontier Communications Parent, Inc.	(20,781)	(468,404)	0.3
International Business Machines Corp.	(13,738)	(1,736,621)	1.1
Iron Mountain, Inc.	(68,382)	(3,777,422)	2.4
James Hardie Industries PLC, CDI	(34,263)	(764,582)	0.5
KKR & Co., Inc.	(24,195)	(1,284,029)	0.8
Lamb Weston Holdings, Inc.	(10,228)	(1,143,593)	0.7
Newell Brands, Inc.	(62,691)	(761,696)	0.5
Oracle Corp.	(2,342)	(221,834)	0.1
PayPal Holdings, Inc.	(6,848)	(520,448)	0.3
PerkinElmer, Inc.	(31,328)	(4,087,991)	2.6
ResMed, Inc.	(7,871)	(1,896,596)	1.2
Sabre Corp.	(10,297)	(41,188)	0.0
Simon Property Group, Inc.	(9,365)	(1,061,242)	0.7
STERIS PLC	(23,317)	(4,396,420)	2.8
Synovus Financial Corp.	(9,726)	(299,561)	0.2
T Mobile US, Inc.	(21,567)	(3,103,491)	2.0
Targa Resources Corp.	(14,186)	(1,071,469)	0.7

Security	Shares	Value	% of Basket Value

United States (continued)
Waste Connections, Inc.	(4,160)	$(578,864)	0.4%
Western Alliance Bancorp	(13,750)	(510,400)	0.3
Xerox Holdings Corp.	(15,307)	(239,861)	0.1
Zions Bancorp NA	(12,548)	(349,587)	0.2

		(59,496,894)

Preferred Stocks

Brazil
Alpargatas SA	(371,105)	(551,323)	0.4
Petroleo Brasileiro SA	(109,605)	(520,798)	0.3

Rights

Brazil
Localiza Rent a Car SA	(941)	(3,238)	0.0

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$(158,202,630)

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$1,013,453	$(12,996,930)	$200,251,438	$(204,713,483)	$—
OTC Swaps	1,570,952	(139,527)	4,833,767	(14,132,148)	—
Options Written	N/A	N/A	31,460,515	(35,641,125)	(79,874,033)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$3,037,388	$—	$64,066,461	$—	$67,103,849
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	54,579,915	—	—	54,579,915
Options purchased
Investments at value — unaffiliated(b)	—	329,153	43,101,380	1,120,598	36,352,768	49,971	80,953,870
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	5,671,622	—	—	194,579,816	—	200,251,438
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,848,330	687,243	—	3,869,146	—	6,404,719

	$—	$7,849,105	$46,826,011	$55,700,513	$298,868,191	$49,971	$409,293,791

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$29,955,162	$—	$56,835,066	$—	$86,790,228
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	78,491,395	—	—	78,491,395

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	53

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written
Options written at value	$—	$84,568	$17,479,123	$4,717,021	$57,593,321	$—	$79,874,033
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	1,279,043	—	—	203,246,655	187,785	204,713,483
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	680,156	3,519,614	—	10,071,905	—	14,271,675

	$—	$2,043,767	$50,953,899	$83,208,416	$327,746,947	$187,785	$464,140,814

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the period ended April 30, 2023, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$(5,349,417)	$—	$33,553,289	$—	$(113,294,144)	$—	$(85,090,272)
Forward foreign currency exchange contracts	—	—	—	(206,956,675)	—	—	(206,956,675)
Options purchased(a)	—	(1,187,747)	(155,200,703)	8,878,407	(16,220,487)	(1,269,260)	(164,999,790)
Options written	—	646,168	154,801,878	2,816,220	7,537,726	—	165,801,992
Swaps	—	(15,953,085)	9,295,274	—	37,400,063	(2)	30,742,250

	$(5,349,417)	$(16,494,664)	$42,449,738	$(195,262,048)	$(84,576,842)	$(1,269,262)	$(260,502,495)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$771,723	$—	$(65,220,998)	$—	$(102,756,999)	$—	$(167,206,274)
Forward foreign currency exchange contracts	—	—	—	151,138,203	—	—	151,138,203
Options purchased(b)	—	(401,998)	(3,232,607)	(15,059,714)	19,852,429	(2,035,959)	(877,849)
Options written	—	79,318	34,259,147	5,579,746	13,477,032	—	53,395,243
Swaps	—	196,362	(13,359,453)	—	(32,192,081)	(187,785)	(45,542,957)

	$771,723	$(126,318)	$(47,553,911)	$141,658,235	$(101,619,619)	$(2,223,744)	$(9,093,634)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,991,286,254
Average notional value of contracts — short	$4,166,308,780
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,319,425,791
Average amounts sold — in USD	$3,910,800,695
Options:
Average value of option contracts purchased	$61,575,673
Average value of option contracts written	$40,723,469
Average notional value of swaption contracts purchased	$3,505,295,632
Average notional value of swaption contracts written	$12,241,071,312
Credit default swaps:
Average notional value — buy protection	$261,700,461
Average notional value — sell protection	$150,836,703
Interest rate swaps:
Average notional value — pays fixed rate	$3,475,076,122
Average notional value — receives fixed rate	$6,745,585,747

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc.

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)

Inflation swaps:
Average notional value — receives fixed rate	$11,569,345
Total return swaps:
Average notional value	$46,473,636

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$23,182,661		$29,131,024
Forward foreign currency exchange contracts	54,579,915		78,491,395
Options	80,953,870	(a)	79,874,033
Swaps — centrally cleared	1,845,143		—
Swaps — OTC(b)	6,404,719		14,271,675

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	166,966,308		201,768,127

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(70,158,068)		(47,249,042)

Total derivative assets and liabilities subject to an MNA	$96,808,240		$154,519,085

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)
Bank of America N.A.	$2,416,084	$(2,416,084)	$—	$—	$—
Barclays Bank PLC	5,724,844	(2,805,781)	—	—	2,919,063
BNP Paribas SA	1,036,037	(1,036,037)	—	—	—
Citibank N.A.	9,318,668	(9,318,668)	—	—	—
Deutsche Bank AG	4,047,171	(2,508,221)	—	(470,000)	1,068,950
Goldman Sachs & Co. LLC	618,890	(163,006)	—	—	455,884
Goldman Sachs International	32,616,023	(32,616,023)	—	—	—
HSBC Bank PLC	5,028,895	(5,028,895)	—	—	—
JPMorgan Chase Bank N.A.	11,898,958	(11,898,958)	—	—	—
Morgan Stanley & Co. International PLC	2,057,341	(2,057,341)	—	—	—
UBS AG	22,045,329	(400,152)	—	—	21,645,177

	$96,808,240	$(70,249,166)	$—	$(470,000)	$26,089,074

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (e)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(f)
Bank of America N.A.	$3,430,917	$(2,416,084)	$(444,469)	$—	$570,364
Barclays Bank PLC	2,805,781	(2,805,781)	—	—	—
BNP Paribas SA	1,164,952	(1,036,037)	(128,915)	—	—
Citibank N.A.	16,658,594	(9,318,668)	(7,339,926)	—	—
Deutsche Bank AG	2,508,221	(2,508,221)	—	—	—
Goldman Sachs & Co. LLC	163,006	(163,006)	—	—	—
Goldman Sachs International	40,279,561	(32,616,023)	(7,663,538)	—	—
HSBC Bank PLC	25,482,856	(5,028,895)	—	—	20,453,961
JPMorgan Chase Bank N.A.	54,553,288	(11,898,958)	(13,466,736)	—	29,187,594

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	55

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (e)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(f)
Morgan Stanley & Co. International PLC	$7,071,757	$(2,057,341)	$(4,332,571)	$—	$681,845
UBS AG	400,152	(400,152)	—	—	—

	$154,519,085	$(70,249,166)	$(33,376,155)	$—	$50,893,764

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(f)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$190,877,483	$23,518,416	$214,395,899
Common Stocks
Australia	—	69,337,019	289	69,337,308
Belgium	—	3,157,285	—	3,157,285
Brazil	18,013,832	—	—	18,013,832
Canada	261,891,495	—	—	261,891,495
Cayman Islands	1,106,264	—	3,533,613	4,639,877
China	4,549,352	219,032,717	—	223,582,069
Denmark	—	41,295,966	—	41,295,966
Finland	—	4,478,235	—	4,478,235
France	—	598,429,744	—	598,429,744
Germany	8,781,999	421,729,496	—	430,511,495
Hong Kong	—	61,909,072	—	61,909,072
India	—	7,078,251	9,724,462	16,802,713
Ireland	14,885,188	9,485,733	—	24,370,921
Israel	48,813,269	—	—	48,813,269
Italy	—	66,992,270	—	66,992,270
Japan	—	375,223,993	—	375,223,993
Jordan	—	743,854	—	743,854
Mexico	17,500,390	—	—	17,500,390
Netherlands	46,524,791	370,002,627	—	416,527,418
Norway	—	8,563,541	—	8,563,541
Peru	2,616,369	—	—	2,616,369
Poland	—	823,933	—	823,933
Saudi Arabia	—	2,113,232	—	2,113,232
Singapore	—	11,527,755	—	11,527,755
South Africa	—	5,803,247	—	5,803,247
South Korea	—	33,102,343	—	33,102,343
Spain	—	105,361,851	—	105,361,851
Sweden	—	42,645,932	—	42,645,932
Switzerland	45,966,577	293,952,862	—	339,919,439
Taiwan	—	78,937,187	—	78,937,187
United Arab Emirates	—	—	14	14
United Kingdom	30,812,179	445,080,685	—	475,892,864
United States	6,035,429,703	53,351,600	95,422,199	6,184,203,502

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$1,449,738,798	$355,755,393	$1,805,494,191
Floating Rate Loan Interests	—	349,081,463	323,229,958	672,311,421
Foreign Government and Agency Obligations	—	1,324,045,039	—	1,324,045,039
Investment Companies	433,952,079	—	—	433,952,079
Non-Agency Mortgage-Backed Securities	—	609,975,824	33,404,992	643,380,816
Other Interests	—	—	23,671,478	23,671,478
Preferred Securities
Capital Trusts	—	5,172,784	—	5,172,784
Preferred Stocks
Germany	—	26,127,837	27,247,683	53,375,520
United States	26,134,055	39,931,598	290,242,162	356,307,815
Brazil	—	—	20,999,926	20,999,926
India	—	—	6,880,227	6,880,227
Israel	—	—	24,432,839	24,432,839
United Kingdom	—	—	8,584,765	8,584,765
China	—	—	52,900,498	52,900,498
Sweden	—	—	3,278,914	3,278,914
Finland	—	—	6,929,288	6,929,288
Trust Preferreds	25,178,104	—	—	25,178,104
U.S. Government Sponsored Agency Securities	—	1,157,641,086	—	1,157,641,086
U.S. Treasury Obligations	—	821,389,537	—	821,389,537
Warrants
Cayman Islands	66,973	—	—	66,973
Israel	4,753	—	652,754	657,507
Switzerland	5,988	—	—	5,988
United Kingdom	344	—	—	344
United States	224,380	25,500,825	1,598,575	27,323,780
Short-Term Securities
Certificates of Deposit	—	29,465,379	—	29,465,379
Commercial Paper	—	199,146,184	—	199,146,184
Money Market Funds	1,395,015,218	—	—	1,395,015,218
Time Deposits	—	26,537,704	—	26,537,704
Options Purchased
Credit Contracts	—	329,153	—	329,153
Equity Contracts	42,720,045	381,335	—	43,101,380
Foreign Currency Exchange Contracts	—	1,120,598	—	1,120,598
Interest Rate Contracts	2,410,219	33,942,549	—	36,352,768
Other Contracts	—	12,844	37,127	49,971
Liabilities
Investments
Investments Sold Short
Common Stocks
France	—	(7,236,327)	—	(7,236,327)
United Kingdom	—	(2,791,933)	—	(2,791,933)
United States	(7,914,439)	—	—	(7,914,439)
Unfunded Floating Rate Loan Interests(a)	—	—	(180,511)	(180,511)

	$8,454,689,127	$9,610,550,190	$1,311,865,061	19,377,104,378

Investments Valued at NAV(b)				241,650,605

				$19,618,754,983

Derivative Financial Instruments(c)
Assets
Credit Contracts	$—	$5,949,000	$—	$5,949,000
Equity Contracts	3,037,388	687,243	—	3,724,631
Foreign Currency Exchange Contracts	—	54,579,915	—	54,579,915
Interest Rate Contracts	64,066,461	198,448,962	—	262,515,423
Liabilities
Credit Contracts	—	(1,920,749)	—	(1,920,749)
Equity Contracts	(45,817,519)	(5,119,871)	—	(50,937,390)
Foreign Currency Exchange Contracts	—	(83,208,416)	—	(83,208,416)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	57

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(c)
Interest Rate Contracts	$(57,964,710)	$(269,782,237)	$—	$(327,746,947)
Other Contracts	—	(187,785)	—	(187,785)

	$(36,678,380)	$(100,553,938)	$—	$(137,232,318)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Options Purchased	Other Interests

Assets/Liabilities
Opening balance, as of April 30, 2022	$25,242,775	$148,923,964	$361,125,370	$415,107,251	$80,994,599	$—	$27,182,620
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	—	(302,896)	—	(17,444,095)	(43,509,060)	—	—
Other(a)	—	—	26,992,803	(26,992,803)	—	—	—
Accrued discounts/premiums	—	—	147,164	532,871	200,818	—	—
Net realized gain (loss)	—	—	(41,590,813)	(850,165)	—	—	—
Net change in unrealized appreciation (depreciation)(b)(c)	(1,724,359)	(39,940,491)	(48,774,163)	(3,115,342)	(4,281,365)	(1,529,559)	(3,511,142)
Purchases	—	—	80,659,807	103,718,268	—	1,566,686	—
Sales	—	—	(22,804,775)	(147,726,027)	—	—	—

Closing balance, as of April 30, 2023	$23,518,416	$108,680,577	$355,755,393	$323,229,958	$33,404,992	$37,127	$23,671,478

Net change in unrealized appreciation (depreciation) on investments still held at April 30, 2023(c)	$(1,724,359)	$(39,940,491)	$(89,488,357)	$(3,498,197)	$(4,281,365)	$(1,529,559)	$(3,511,142)

	Preferred Stocks	U.S. Government Sponsored Agency Securities	Unfunded Floating Rate Loan Interests	Unfunded SPAC PIPE Commitments	Warrants	Total

Assets/Liabilities
Opening balance, as of April 30, 2022	$516,568,839	$2,062,614	$(73,694)	$—	$263,058	$1,577,397,396
Transfers into Level 3	—	—	—	—	97,679	97,679
Transfers out of Level 3	—	(2,062,614)	—	—	—	(63,318,665)
Other	—	—	—	—	—	—
Accrued discounts/premiums	—	—	—	—	—	880,853
Net realized gain (loss)	252,883	—	—	—	—	(42,188,095)
Net change in unrealized appreciation (depreciation)(b)(c)	(111,243,738)	—	(106,817)	—	1,890,592	(212,336,384)
Purchases	36,582,543	—	—	—	—	222,527,304
Sales	(664,225)	—	—	—	—	(171,195,027)

Closing balance, as of April 30, 2023	$441,496,302	$—	$(180,511)	$—	$2,251,329	$1,311,865,061

Net change in unrealized appreciation (depreciation) on investments still held at April 30, 2023(c)	$(111,243,738)	$—	$(142,875)	$—	$1,890,592	$(253,469,491)

(a)	Certain Level 3 investments were re-classified between Corporate Bonds and Floating Rate Loan Interests.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) April 30, 2023	BlackRock Global Allocation Fund, Inc.

unadjusted third-party pricing information in the amount of $61,803,997. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$108,680,259	Market	Revenue Multiple	2.00x - 14.00x		4.23x
			Time to Exit	1.1 - 1.8 years		1.5 years
			Volatility	34% - 68%		43%
			Gross Profit Multiple	18.25x		—
		Income	Discount Rate	16%		—

Asset Backed Securities	23,518,416	Income	Discount Rate	8%		—

Corporate Bonds(b)	332,989,614	Income	Discount Rate	8% - 35%		15%

Floating Rate Loan Interests(c)	317,487,622	Income	Discount Rate	5% - 14%		10%
			Credit Spread	273 - 715		395

Other Interests	23,671,478	Income	Discount Rate	8% - 10%		9%

Preferred Stocks	441,496,293	Income	Discount Rate	13% - 14%		13%
		Market	Revenue Multiple	0.17x - 28.00x		12.22x
			EBITDAR Multiple	6.75x		—
			Time to Exit	1.5 - 5.0 years		2.5 years
			Volatility	34% - 80%		56%
			Gross Profit Multiple	5.76x - 32.00x		20.99x
			Market Adjustment Multiple	0.95x		—
			Acquisition Multiple	0.85x		—

Warrants	2,217,382	Market	Revenue Multiple	9.50x - 27.98x		17.03x
			Time to Exit	0.2 - 4.5 years		4.3 years
			Volatility	49% - 65%		63%
		Income	Discount Rate	13% -35%		20%

	$1,250,061,064

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period ended April 30, 2023, the valuation technique for certain investments classified as Corporate Bonds used recent offer prices as inputs within the model used for the approximation of fair value.

(c)

For the period ended April 30, 2023, the valuation technique for investments classified as Floating Rate Loan Interests amounting to $6,533,239 changed to Discount Cash Flow approach. The investments were previously valued utilizing a prior recent transaction. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	59

Consolidated Statement of Assets and Liabilities

April 30, 2023

BlackRock Global Allocation Fund, Inc.

ASSETS
Investments, at value — unaffiliated(a)(b)	$17,773,689,482
Investments, at value — affiliated(c)	1,863,188,711
Cash held for investments sold short	21,498,691
Cash pledged:
Futures contracts	119,438,000
Centrally cleared swaps	112,148,000
Foreign currency, at value(d)	16,756,002
Receivables:
Investments sold	66,523,713
Options written	154,100
Securities lending income — affiliated	66,009
Swaps	7,321,767
Capital shares sold	10,301,097
Dividends — unaffiliated	19,540,798
Dividends — affiliated	5,155,480
Interest — unaffiliated	65,421,020
Due from broker	10,105,117
Principal paydowns	6,750
Variation margin on futures contracts	23,182,661
Variation margin on centrally cleared swaps	1,845,143
Swap premiums paid	1,570,952
Unrealized appreciation on:
Forward foreign currency exchange contracts	54,579,915
OTC swaps	4,833,767
Prepaid expenses	240,558

Total assets	20,177,567,733

LIABILITIES
Investments sold short, at value(e)	17,942,699
Bank overdraft	12,454,441
Cash received:
Collateral — OTC derivatives	1,700,000
Collateral — TBA commitments	58,000
Collateral on securities loaned	218,607,146
Options written, at value(f)	79,874,033
Payables:
Investments purchased	1,367,516,573
Swaps	14,692,445
Accounting services fees	358,948
Capital gains distributions	45
Capital shares redeemed	23,803,035
Custodian fees	960,874
Deferred foreign capital gain tax	108,094
Dividends on short sales	112,101
Income dividend distributions	70
Investment advisory fees	21,650,482
Directors’ and Officer’s fees	13,039
Options written	539,160
Other accrued expenses	213,268
Professional fees	657,901
Service and distribution fees	2,423,033
Transfer agent fees	2,770,702
Variation margin on futures contracts	29,131,024
Swap premiums received	139,527
Unrealized depreciation on:
Forward foreign currency exchange contracts	78,491,395
OTC swaps	14,132,148
Unfunded floating rate loan interests	180,511

Total liabilities	1,888,530,694

NET ASSETS	$18,289,037,039

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities (continued)

April 30, 2023

BlackRock Global Allocation Fund, Inc.

NET ASSETS CONSIST OF
Paid-in capital	$17,287,492,705
Accumulated earnings	1,001,544,334

NET ASSETS	$18,289,037,039

(a) Investments, at cost — unaffiliated	$15,639,469,439
(b) Securities loaned, at value	$215,119,914
(c) Investments, at cost — affiliated	$2,105,904,947
(d) Foreign currency, at cost	$17,315,791
(e) Proceeds received from investments sold short	$14,810,863
(f) Premiums received	$75,693,423

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	61

Consolidated Statement of Assets and Liabilities (continued)

April 30, 2023

BlackRock Global Allocation Fund, Inc.

NET ASSET VALUE

Institutional
Net assets	$7,134,879,891

Shares outstanding	409,734,793

Net asset value	$17.41

Shares authorized	2 billion

Par value	$0.10

Investor A
Net assets	$9,083,078,033

Shares outstanding	527,349,227

Net asset value	$17.22

Shares authorized	2 billion

Par value	$0.10

Investor C
Net assets	$517,944,512

Shares outstanding	34,746,238

Net asset value	$14.91

Shares authorized	2 billion

Par value	$0.10

Class K
Net assets	$1,248,514,784

Shares outstanding	71,689,609

Net asset value	$17.42

Shares authorized	2 billion

Par value	$0.10

Class R
Net assets	$304,619,819

Shares outstanding	18,986,009

Net asset value	$16.04

Shares authorized	2 billion

Par value	$0.10

See notes to consolidated financial statements.

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Operations

Year Ended April 30, 2023

BlackRock Global Allocation Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$221,725,575
Dividends — affiliated	38,144,523
Interest — unaffiliated	299,317,167
Securities lending income — affiliated — net	2,361,697
Other income — unaffiliated	7,438,712
Foreign taxes withheld	(11,728,074)
Foreign withholding tax claims	7,473,105

Total investment income	564,732,705

EXPENSES
Investment advisory	145,325,731
Service and distribution — class specific	31,507,716
Transfer agent — class specific	16,178,095
Professional	1,825,155
Custodian	1,507,967
Accounting services	1,456,443
Registration	339,296
Directors and Officer	179,783
Printing and postage	163,733
Miscellaneous	826,498

Total expenses excluding dividend expense	199,310,417
Dividends expense — unaffiliated	313,618

Total expenses	199,624,035
Less:
Fees waived and/or reimbursed by the Manager	(8,334,641)

Total expenses after fees waived and/or reimbursed	191,289,394

Net investment income	373,443,311

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(88,725,827)
Investments — affiliated	(29,493,965)
Forward foreign currency exchange contracts	(206,956,675)
Foreign currency transactions	22,863,935
Futures contracts	(85,090,272)
Options written	165,801,992
Short sales — unaffiliated	1,060,187
Swaps	30,742,250

(189,798,375)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	(278,943,820)
Investments — affiliated	(83,327,371)
Forward foreign currency exchange contracts	151,138,203
Foreign currency translations	(2,824,215)
Futures contracts	(167,206,274)
Options written	53,395,243
Short sales — unaffiliated	(1,851,687)
Swaps	(45,542,957)
Unfunded floating rate loan interests	(106,817)

(375,269,695)

Net realized and unrealized loss	(565,068,070)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(191,624,759)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(26,130)
(b) Net of reduction in deferred foreign capital gain tax of	$2,649,944

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	63

Consolidated Statements of Changes in Net Assets

	BlackRock Global Allocation Fund, Inc.

	Year Ended 04/30/23	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$373,443,311	$278,264,475
Net realized gain (loss)	(189,798,375)	1,495,191,769
Net change in unrealized appreciation (depreciation)	(375,269,695)	(4,454,303,117)

Net decrease in net assets resulting from operations	(191,624,759)	(2,680,846,873)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(450,892,290)	(980,540,274)
Investor A	(553,935,121)	(1,242,711,893)
Investor C	(41,577,309)	(107,675,473)
Class K	(77,509,183)	(177,923,588)
Class R	(17,982,109)	(39,866,949)

Decrease in net assets resulting from distributions to shareholders	(1,141,896,012)	(2,548,718,177)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(2,352,293,221)	141,980,707

NET ASSETS
Total decrease in net assets	(3,685,813,992)	(5,087,584,343)
Beginning of year	21,974,851,031	27,062,435,374

End of year	$18,289,037,039	$21,974,851,031

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc.
	Institutional

	Year Ended 04/30/23		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$18.50		$22.84	$19.93		$19.36		$18.81	$20.39

Net investment income(a)	0.36		0.27	0.11		0.17		0.30	0.28
Net realized and unrealized gain (loss)	(0.45)		(2.45)	3.82		1.75		1.45	(0.84)

Net increase (decrease) from investment operations	(0.09)		(2.18)	3.93		1.92		1.75	(0.56)

Distributions(b)
From net investment income	(0.00	)(c)	(0.27)	(0.14)		(0.12)		(0.22)	(0.32)
From net realized gain	(1.00)		(1.89)	(0.88)		(1.23)		(0.98)	(0.70)

Total distributions	(1.00)		(2.16)	(1.02)		(1.35)		(1.20)	(1.02)

Net asset value, end of period	$17.41		$18.50	$22.84		$19.93		$19.36	$18.81

Total Return(d)
Based on net asset value	(0.12)%		(10.58)%	20.07	%(e)	10.23	%(f)	9.96%	(2.94)%

Ratios to Average Net Assets(g)
Total expenses	0.87%		0.88%	0.86	%(h)	0.86%		0.85%	0.87%

Total expenses after fees waived and/or reimbursed	0.83%		0.83%	0.80	%(h)	0.81%		0.80%	0.80%

Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	0.82%		0.81%	0.80	%(h)	0.81%		0.80%	0.79%

Net investment income	2.09%		1.25%	1.04	%(h)	0.91%		1.59%	1.43%

Supplemental Data
Net assets, end of period (000)	$7,134,880		$8,836,844	$9,749,544		$7,907,317		$8,617,256	$12,963,106

Portfolio turnover rate(i)	174%		124%	58%		193%		156%	154%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Not annualized.

(f)  Includes payment from an affiliate, which had no impact on the Fund’s total return.

(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h) Annualized.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 04/30/23		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Portfolio turnover rate (excluding MDRs)	139%		112%	58%		193%		156%	154%

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	65

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Investor A

	Year Ended 04/30/23		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$18.34		$22.65	$19.75		$19.23		$18.68	$20.26

Net investment income(a)	0.31		0.21	0.08		0.12		0.24	0.23
Net realized and unrealized gain (loss)	(0.45)		(2.42)	3.80		1.72		1.46	(0.85)

Net increase (decrease) from investment operations	(0.14)		(2.21)	3.88		1.84		1.70	(0.62)

Distributions(b)
From net investment income	(0.00	)(c)	(0.21)	(0.10)		(0.09)		(0.17)	(0.26)
From net realized gain	(0.98)		(1.89)	(0.88)		(1.23)		(0.98)	(0.70)

Total distributions	(0.98)		(2.10)	(0.98)		(1.32)		(1.15)	(0.96)

Net asset value, end of period	$17.22		$18.34	$22.65		$19.75		$19.23	$18.68

Total Return(d)
Based on net asset value	(0.39)%		(10.78)%	19.95	%(e)	9.87	%(f)	9.71%	(3.24)%

Ratios to Average Net Assets(g)
Total expenses	1.12%		1.13%	1.12	%(h)	1.13%		1.13%	1.14%

Total expenses after fees waived and/or reimbursed	1.08%		1.08%	1.06	%(h)	1.08%		1.08%	1.07%

Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	1.07%		1.06%	1.05	%(h)	1.08%		1.08%	1.07%

Net investment income	1.84%		0.98%	0.78	%(h)	0.63%		1.29%	1.14%

Supplemental Data
Net assets, end of period (000)	$9,083,078		$10,557,693	$13,806,271		$11,184,639		$10,601,653	$10,547,464

Portfolio turnover rate(i)	174%		124%	58%		193%		156%	154%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Not annualized.

(f)  Includes payment from an affiliate, which had no impact on the Fund’s total return.

(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h) Annualized.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 04/30/23		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Portfolio turnover rate (excluding MDRs)	139%		112%	58%		193%		156%	154%

See notes to consolidated financial statements.

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Investor C

	Year Ended 04/30/23		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$16.08		$20.11	$17.43		$17.17		$16.82	$18.33

Net investment income (loss)(a)	0.15		0.04	(0.00	)(b)	(0.02)		0.09	0.07
Net realized and unrealized gain (loss)	(0.39)		(2.13)	3.36		1.53		1.30	(0.76)

Net increase (decrease) from investment operations	(0.24)		(2.09)	3.36		1.51		1.39	(0.69)

Distributions(c)
From net investment income	(0.00	)(b)	(0.05)	(0.00	)(b)	(0.02)		(0.06)	(0.12)
From net realized gain	(0.93)		(1.89)	(0.68)		(1.23)		(0.98)	(0.70)

Total distributions	(0.93)		(1.94)	(0.68)		(1.25)		(1.04)	(0.82)

Net asset value, end of period	$14.91		$16.08	$20.11		$17.43		$17.17	$16.82

Total Return(d)
Based on net asset value	(1.12)%		(11.50)%	19.50	%(e)	9.06	%(f)	8.88%	(3.95)%

Ratios to Average Net Assets(g)
Total expenses	1.91%		1.90%	1.90	%(h)	1.89%		1.88%	1.88%

Total expenses after fees waived and/or reimbursed	1.87%		1.85%	1.84	%(h)	1.85%		1.83%	1.81%

Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	1.86%		1.84%	1.83	%(h)	1.84%		1.82%	1.81%

Net investment income (loss)	1.05%		0.21%	(0.01	)%(h)	(0.13)%		0.56%	0.38%

Supplemental Data
Net assets, end of period (000)	$517,945		$780,451	$1,213,559		$1,547,011		$3,143,501	$5,402,163

Portfolio turnover rate(i)	174%		124%	58%		193%		156%	154%

(a) Based on average shares outstanding.

(b) Amount is greater than $(0.005) per share.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Not annualized.

(f)  Includes payment from an affiliate, which had no impact on the Fund’s total return.

(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h) Annualized.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 04/30/23		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Portfolio turnover rate (excluding MDRs)	139%		112%	58%		193%		156%	154%

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	67

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Class K

	Year Ended 04/30/23		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$18.50		$22.84	$19.93		$19.36		$18.80	$20.39

Net investment income(a)	0.37		0.28	0.12		0.19		0.31	0.30
Net realized and unrealized gain (loss)	(0.44)		(2.44)	3.83		1.73		1.46	(0.85)

Net increase (decrease) from investment operations	(0.07)		(2.16)	3.95		1.92		1.77	(0.55)

Distributions(b)
From net investment income	(0.00	)(c)	(0.29)	(0.16)		(0.12)		(0.23)	(0.34)
From net realized gain	(1.01)		(1.89)	(0.88)		(1.23)		(0.98)	(0.70)

Total distributions	(1.01)		(2.18)	(1.04)		(1.35)		(1.21)	(1.04)

Net asset value, end of period	$17.42		$18.50	$22.84		$19.93		$19.36	$18.80

Total Return(d)
Based on net asset value	(0.03)%		(10.51)%	20.16	%(e)	10.28	%(f)	10.10%	(2.91)%

Ratios to Average Net Assets(g)
Total expenses	0.79%		0.80%	0.78	%(h)	0.78%		0.78%	0.80%

Total expenses after fees waived and/or reimbursed	0.75%		0.75%	0.72	%(h)	0.74%		0.73%	0.73%

Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	0.74%		0.73%	0.71	%(h)	0.73%		0.72%	0.72%

Net investment income	2.17%		1.31%	1.13	%(h)	0.98%		1.67%	1.53%

Supplemental Data
Net assets, end of period (000)	$1,248,515		$1,470,032	$1,849,652		$1,329,363		$1,146,295	$1,326,617

Portfolio turnover rate(i)	174%		124%	58%		193%		156%	154%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Not annualized.

(f)  Includes payment from an affiliate, which had no impact on the Fund’s total return.

(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h) Annualized.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 04/30/23		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Portfolio turnover rate (excluding MDRs)	139%		112%	58%		193%		156%	154%

See notes to consolidated financial statements.

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Class R

	Year Ended 04/30/23		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$17.19		$21.37	$18.64		$18.24		$17.77	$19.32

Net investment income(a)	0.23		0.12	0.04		0.06		0.17	0.15
Net realized and unrealized gain (loss)	(0.42)		(2.28)	3.58		1.63		1.38	(0.80)

Net increase (decrease) from investment operations	(0.19)		(2.16)	3.62		1.69		1.55	(0.65)

Distributions(b)
From net investment income	(0.00	)(c)	(0.13)	(0.01)		(0.06)		(0.10)	(0.20)
From net realized gain	(0.96)		(1.89)	(0.88)		(1.23)		(0.98)	(0.70)

Total distributions	(0.96)		(2.02)	(0.89)		(1.29)		(1.08)	(0.90)

Net asset value, end of period	$16.04		$17.19	$21.37		$18.64		$18.24	$17.77

Total Return(d)
Based on net asset value	(0.75)%		(11.15)%	19.74	%(e)	9.54	%(f)	9.35%	(3.56)%

Ratios to Average Net Assets(g)
Total expenses	1.49%		1.50%	1.47	%(h)	1.47%		1.46%	1.47%

Total expenses after fees waived and/or reimbursed	1.45%		1.46%	1.41	%(h)	1.42%		1.41%	1.40%

Total expenses after fees waived and/or reimbursed and excluding dividend expense and professional fees for foreign withholding tax claims	1.44%		1.44%	1.40	%(h)	1.41%		1.40%	1.39%

Net investment income	1.46%		0.62%	0.43	%(h)	0.31%		0.98%	0.81%

Supplemental Data
Net assets, end of period (000)	$304,620		$329,831	$443,409		$405,400		$603,073	$785,653

Portfolio turnover rate(i)	174%		124%	58%		193%		156%	154%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Not annualized.

(f)  Includes payment from an affiliate, which had no impact on the Fund’s total return.

(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h) Annualized.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 04/30/23		Year Ended 04/30/22	Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Portfolio turnover rate (excluding MDRs)	139%		112%	58%		193%		156%	154%

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	69

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Cayman Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Cayman Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Cayman Subsidiary. The net assets of the Cayman Subsidiary as of period end were $105,136,877, which is 0.6% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Cayman Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Cayman Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2023, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

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Notes to Consolidated Financial Statements (continued)

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Net income and realized gains from investments held by the Cayman Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Cayman Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Fund (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset- backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

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Notes to Consolidated Financial Statements (continued)

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

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Notes to Consolidated Financial Statements (continued)

As of April 30, 2023, certain investments of the Fund were fair valued using NAV as a practical expedient (or its equivalent) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable

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Notes to Consolidated Financial Statements (continued)

coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BlackRock Global Allocation Fund, Inc.	CML Paradise Plaza	$1,945,000	$1,945,000	$1,883,785	$(61,215)
	Sheraton Austin	4,639,000	4,603,956	4,518,941	(85,015)
	Starwood Property Trust, Inc.	796,612	796,612	762,331	(34,281)

					$(180,511)

Forward Commitments, When-Issued and Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the

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Notes to Consolidated Financial Statements (continued)

security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a fund to make future cash payments. As of April 30, 2023, the Fund had outstanding commitments of $7,520,000. These commitments are not included in the net assets of the Fund as of April 30, 2023.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Consolidated Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Consolidated Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can

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Notes to Consolidated Financial Statements (continued)

resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Barclays Capital, Inc.	$5,217,859	$(5,217,859)	$—		$—
BofA Securities, Inc.	15,347,215	(15,347,215)	—		—
Citigroup Global Markets, Inc.	9,447,664	(9,447,664)	—		—
Goldman Sachs & Co. LLC	40,232,985	(40,232,985)	—		—
J.P. Morgan Securities LLC	131,838,943	(131,838,943)	—		—
Jefferies LLC	3,306,322	(3,306,322)	—		—
Morgan Stanley	3,512,427	(3,512,427)	—		—
National Financial Services LLC	17,010	(17,010)	—		—
SG Americas Securities LLC	2,225,250	(2,225,250)	—		—
Toronto-Dominion Bank	3,974,239	(3,974,239)	—		—

	$215,119,914	$(215,119,914)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk), foreign currencies (foreign currency exchange rate risk) or bitcoin (commodity risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. The Fund may invest in cash-settled bitcoin futures that are traded on commodity exchanges registered with the Commodity Futures Trading Commission. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Consolidated Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC

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derivatives in the Consolidated Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.

•

Swaptions — The Fund may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps — Interest rate caps are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — The Fund may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options – The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, instant one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options and instant one-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the

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Notes to Consolidated Financial Statements (continued)

Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

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Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.75% of the average daily value of the Fund’s net assets.

The Manager provides investment management and other services to the Cayman Subsidiary. The Manager does not receive separate compensation from the Cayman Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Cayman Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock (Singapore) Limited (“BSL”), an affiliate of the Manager. The Manager pays BSL for services it provides for that portion of the Fund for which BSL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended April 30, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Class R	Total

Service and distribution fees — class specific	$ 23,796,543	$ 6,187,820	$ 1,523,353	$ 31,507,716

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended April 30, 2023, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended April 30, 2023, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Reimbursed amounts	$ 28,572	$ 278,418	$ 51,019	$ 4,264	$ 2,055	$ 364,328

For the year ended April 30, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Transfer agent fees — class specific	$6,536,259	$8,173,581	$ 766,627	$ 63,191	$ 638,437	$ 16,178,095

Other Fees: For the year ended April 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $58,138.

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Notes to Consolidated Financial Statements (continued)

For the year ended April 30, 2023, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C

BlackRock Global Allocation Fund, Inc.	$ 200,956	$ 42,038

Expense Waivers and Reimbursements: The Manager contractually agreed to waive a portion of its investment advisory fees payable by the Fund through June 30, 2024, so that the Manager receives such fee as a percentage of average daily net assets of the Fund as follows:

Average Daily Net Assets	Investment Advisory Fees

First $10 billion	0.75%
$10 billion — $15 billion	0.69
$15 billion — $20 billion	0.68
$20 billion — $25 billion	0.67
$25 billion — $30 billion	0.65
$30 billion — $40 billion	0.63
$40 billion — $60 billion	0.62
$60 billion — $80 billion	0.61
Greater than $80 billion	0.60

The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended April 30, 2023, the Manager waived $6,092,383 pursuant to this agreement.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended April 30, 2023, the amounts waived were $1,069,209.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended April 30, 2023, the Manager waived $1,173,049 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the year ended April 30, 2023, the Fund paid BIM $478,550 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any

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Notes to Consolidated Financial Statements (continued)

lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended April 30, 2023, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended April 30, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

BlackRock Global Allocation Fund, Inc.	$ —	$ 5,659,268	$ (1,438,380)

7.	PURCHASES AND SALES

For the year ended April 30, 2023, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls, excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities

Fund Name	Purchases	Sales	Purchases	Sales

BlackRock Global Allocation Fund, Inc.	$2,687,685,123	$2,161,271,860	$27,811,042,337	$27,553,677,097

For the year ended April 30, 2023, purchases and sales related to mortgage dollar rolls were $5,978,656,861 and $5,978,478,681, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to nondeductible expenses and income recognized from the Fund’s wholly owned subsidiary were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)

BlackRock Global Allocation Fund, Inc.	$1,138,649	$(1,138,649)

The tax character of distributions paid was as follows:

Fund Name	Year Ended 04/30/23	Year Ended 04/30/22

BlackRock Global Allocation Fund, Inc.
Ordinary income	$565,090,108	$1,909,259,718
Long-term capital gains	576,805,904	639,458,459

	$1,141,896,012	$2,548,718,177

As of April 30, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

BlackRock Global Allocation Fund, Inc.	$57,347,102	$(163,779,780)	$1,107,977,012	$1,001,544,334

(a)	Amounts available to offset future realized capital gains.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	81

Notes to Consolidated Financial Statements (continued)

(b)

The difference between basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the accrual of income on securities in default, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the accounting for swap agreements and the classification of investments.

As of April 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BlackRock Global Allocation Fund, Inc.	$17,862,724,185	$3,385,087,269	$(1,613,617,145)	$1,771,470,124

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended April 30, 2023, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by

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Notes to Consolidated Financial Statements (continued)

entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Fund’s performance.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Fund may be exposed to financial instruments that are tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that a majority of USD LIBOR settings will no longer be published after June 30, 2023. All other LIBOR settings and certain other interbank offered rates ceased to be published after December 31, 2021. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. The Federal Reserve Board adopted regulations that provide a fallback mechanism by identifying benchmark rates based on SOFR that will replace LIBOR in certain financial contracts after June 30, 2023. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 04/30/23		Year Ended 04/30/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

BlackRock Global Allocation Fund, Inc.
Institutional
Shares sold	63,022,515	$1,074,330,298	112,206,208	$2,425,678,802
Shares issued in reinvestment of distributions	25,463,597	415,056,569	42,161,228	897,692,084
Shares redeemed	(156,310,850)	(2,663,044,543)	(103,640,373)	(2,170,736,899)

	(67,824,738)	$(1,173,657,676)	50,727,063	$1,152,633,987

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	83

Notes to Consolidated Financial Statements (continued)

	Year Ended 04/30/23		Year Ended 04/30/22

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

BlackRock Global Allocation Fund, Inc. (continued)
Investor A
Shares sold and automatic conversion of shares	37,531,384	$635,399,556	56,283,602	$1,200,338,507
Shares issued in reinvestment of distributions	31,713,287	512,169,376	54,435,080	1,152,860,845
Shares redeemed	(117,521,531)	(1,980,916,361)	(144,523,875)	(3,082,883,351)

	(48,276,860)	$(833,347,429)	(33,805,193)	$(729,683,999)

Investor C
Shares sold	2,739,465	$40,258,677	5,027,108	$95,141,109
Shares issued in reinvestment of distributions	2,912,778	40,982,792	5,676,334	106,059,115
Shares redeemed and automatic conversion of shares	(19,436,416)	(286,305,781)	(22,527,616)	(420,506,402)

	(13,784,173)	$(205,064,312)	(11,824,174)	$(219,306,178)

Class K
Shares sold	14,643,208	$250,650,760	23,427,639	$506,528,605
Shares issued in reinvestment of distributions	4,736,355	77,155,219	8,273,872	176,619,803
Shares redeemed	(27,161,406)	(463,551,328)	(33,229,989)	(713,022,978)

	(7,781,843)	$(135,745,349)	(1,528,478)	$(29,874,570)

Class R
Shares sold	3,308,256	$52,413,795	2,027,790	$39,703,840
Shares issued in reinvestment of distributions	1,190,477	17,964,297	2,002,426	39,833,702
Shares redeemed	(4,697,417)	(74,856,547)	(5,597,411)	(111,326,075)

	(198,684)	$(4,478,455)	(1,567,195)	$(31,788,533)

	(137,866,298)	$(2,352,293,221)	2,002,023	$141,980,707

12.	FOREIGN WITHHOLDINGS TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Global Allocation Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Global Allocation Fund, Inc. (the “Fund”), including the consolidated schedule of investments, as of April 30, 2023, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the two years in the period then ended, for the period from November 1, 2020 through April 30, 2021, and for each of the three years in the period ended October 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, for the period from November 1, 2020 through April 30, 2021, and for each of the three years in the period ended October 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	85

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2023:

Fund Name	Qualified Dividend Income

BlackRock Global Allocation Fund, Inc.	$74,827,398

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2023:

Fund Name	Qualified Business Income

BlackRock Global Allocation Fund, Inc.	$800,604

The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended April 30, 2023:

Fund Name	20% Rate Long-Term Capital Gain Dividends

BlackRock Global Allocation Fund, Inc.	$576,806,712

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended April 30, 2023:

Fund Name	Federal Obligation Interest

BlackRock Global Allocation Fund, Inc.	$12,138,773

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

BlackRock Global Allocation Fund, Inc.	5.99%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended April 30, 2023:

Fund Name	Interest Dividends

BlackRock Global Allocation Fund, Inc.	$117,070,777

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended April 30, 2023:

Fund Name	Interest Related Dividends	Qualified Short-Term Capital Gains

BlackRock Global Allocation Fund, Inc.	$59,820,802	$565,089,300

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Global Allocation Fund, Inc. (the “Fund”) has adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Fund met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size utilized for liquidity classifications. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Fund, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	87

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 166 Portfolios	None

Susan J. Carter 1956	Director (Since 2019)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.	28 RICs consisting of 166 Portfolios	None

Collette Chilton 1958	Director (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 166 Portfolios	None

Neil A. Cotty 1954	Director (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 166 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2016)	Director, Pioneer Legal Institute since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 166 Portfolios	None

88	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 166 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021

Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	28 RICs consisting of 166 Portfolios	None

Donald C. Opatrny 1952	Director (Since 2015)	Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.	28 RICs consisting of 166 Portfolios	None

Kenneth L. Urish 1951	Director (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 166 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	89

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Director (Since 2019)	Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC since 2003; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	28 RICs consisting of 166 Portfolios	None

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None
(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

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Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b) Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2022, Joseph P. Platt retired as a Director of the Fund.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	91

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

92	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10001

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock (Singapore) Limited	Deloitte & Touche LLP
079912 Singapore	Boston, MA 02116

Accounting Agent	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02114	New York, NY 10019

Custodian	Address of the Fund
Brown Brothers Harriman & Co.	100 Bellevue Parkway
Boston, MA 02109	Wilmington, DE 19809

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	93

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNH	Chinese Yuan

COP	Colombian Peso

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

ADR	American Depositary Receipt

BZDIOVER	Overnight Brazil Interbank Deposit (CETIP)

CDI	CREST Depository Interest

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

DAC	Designated Activity Company

DIP	Debtor-In-Possession

ESTR	Euro Short Term Rate

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FTSE	Financial Times Stock Exchange

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

MSCI	Morgan Stanley Capital International

MXIBTIIE	Mexico Interbank TIIE 28-Day

PCL	Public Company Limited

PIK	Payment-in-Kind

PJSC	Public Joint Stock Company

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

SOFR CME	Secured Overnight Financing Rate Chicago Mercantile Exchange

SOFRTE	Term Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SPDR	Standard & Poor’s Depository Receipt

ST	Special Tax

STACR	Structured Agency Credit Risk

94	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GA-04/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$83,130	$79,968	$44	$0	$34,400	$30,000	$218	$420

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$34,662	$30,420

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: June 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: June 22, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Global Allocation Fund, Inc.

Date: June 22, 2023